Securities Act of 1933 Registration No. 333-139427

Investment Company Act of 1940 Registration No. 811-21991

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.  ______

[X] Post-Effective Amendment No.  __123___

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

[X] Amendment No.  __126___

Fidelity Rutland Square Trust II

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

Christina H. Lee Secretary and Chief Legal Officer 245 Summer Street Boston, Massachusetts 02210 (Name and Address of Agent for Service)	With copies to: John V. O’Hanlon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110

It is proposed that this filing will become effective on May 6, 2024 pursuant to paragraph (b) of Rule 485 at 5:30 p.m. Eastern Time.

Fund/Ticker
Strategic Advisers® U.S. Total Stock Fund/FSAKX
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Prospectus
May 6, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Strategic Advisers® U.S. Total Stock Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Additional Index Information

Fund Summary
Fund:
Strategic Advisers® U.S. Total Stock Fund
Investment Objective
Strategic Advisers® U.S. Total Stock Fund seeks capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.44% A, B
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01% A
Acquired fund fees and expenses	0.04% A
Total annual operating expenses	0.49%
Fee waiver and/or expense reimbursement	0.25% B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.24%
ABased on estimated amounts for the current fiscal year.
BStrategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.65% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2027, and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$25
3 years	$77

Portfolio Turnover
The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated mutual funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including Exchange Traded Funds (ETFs)) directly (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance.
Principal Investment Strategies
  Normally investing at least 80% of assets in U.S. stocks and in shares of other U.S. stock funds.
  Investing in domestic and foreign issuers.
  Investing in either "growth" stocks or "value" stocks or both. Additionally, the fund is not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated equity funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated equity funds that participate in Fidelity's FundsNetwork®, non-affiliated ETFs (collectively, underlying funds), and sub-advisers.
  Allocating assets among sub-advisers and underlying funds using proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement.
Principal Investment Risks
  Multiple Sub-Adviser Risk.
Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives. Underlying funds that are passively managed attempt to track the performance of an unmanaged index of securities and as such their performance could be lower than actively managed funds, which may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline. In addition, errors in the construction of the index tracked by an underlying passively managed fund may have an adverse impact on the performance of such underlying fund.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Industry Exposure.
Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
  Investing in ETFs.
ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
  "Growth" Investing.
"Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing.
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  Mid Cap Investing.
The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Small Cap Investing.
The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.
Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P., ArrowMark Colorado Holdings LLC, BlackRock Investment Management, LLC, Boston Partners Global Investors, Inc., Brandywine Global Investment Management, LLC, D. E. Shaw Investment Management, L.L.C., FIAM LLC, FIL Investment Advisors, Fidelity Diversifying Solutions LLC, GW&K Investment Management, LLC, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Loomis, Sayles & Company, L.P., Neuberger Berman Investment Advisers LLC, Pacific Investment Management Company LLC, PineBridge Investments LLC, Portolan Capital Management, LLC, Principal Global Investors, LLC, River Road Asset Management, LLC, T. Rowe Price Associates, Inc., Wellington Management Company LLP, and William Blair Investment Management, LLC have been retained to serve as sub-advisers for the fund.
FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
Portfolio Manager(s)
Niall Devitt (Lead Portfolio Manager) has managed the fund since 2024.
Gopalakrishnan Anantanatarajan (Co-Portfolio Manager) has managed the fund since 2024.
Barry Golden (Co-Portfolio Manager) has managed the fund since 2024.
Purchase and Sale of Shares
The fund is not available for sale to the general public.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details
Investment Objective
Strategic Advisers® U.S. Total Stock Fund seeks capital appreciation.
Principal Investment Strategies
The fund normally invests at least 80% of its assets in U.S. stocks and in shares of other U.S. stock funds. An issuer is deemed to be located in the U.S. if the principal trading market for the security is in the United States or the issuer is organized under the laws of the United States.
The fund may invest in securities of foreign issuers in addition to securities of domestic issuers.
The fund is not constrained by any particular investment style. At any given time, the fund may tend to buy "growth" stocks or "value" stocks, or a combination of both types. Additionally, the fund is not limited to investing in securities of a specific market capitalization and may hold securities of large, medium and/or small capitalization companies.
The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.
The Adviser may allocate the fund's assets among any number of underlying funds or sub-advisers at any time. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation at all to one or more sub-advisers.
The Adviser pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that the Adviser believes will provide the most favorable outlook for achieving the fund's investment objective.
When determining how to allocate the fund's assets among sub-advisers and underlying funds, the Adviser uses proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
The fund may invest in affiliated equity funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated equity funds that typically participate in Fidelity's FundsNetwork® and in non-affiliated ETFs. Underlying funds include both funds managed by Fidelity Management & Research Company LLC (FMR) (an affiliated company that, together with the Adviser, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. Fidelity may receive service fees that typically are at an annual rate of up to 0.40% of a non-affiliated underlying fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork®, though such fees may be higher or lower, or may be charged as transaction and/or account fees. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork®.
The Adviser generally identifies U.S. stock funds by reference to a fund's name, policies, or investments. Whether an underlying fund is a U.S. stock fund is determined at the time of investment and evaluated periodically thereafter.
For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity® fund's prospectus is available at www.fidelity.com or institutional.fidelity.com. For a copy of any other underlying fund's prospectus, visit the web site of the company that manages or sponsors that underlying fund.
Common types of investment approaches that a sub-adviser may use in selecting investments for a fund include, but are not limited to, quantitative analysis, fundamental analysis, or a combination of both approaches. Quantitative analysis refers to programmatic models that analyze such factors as growth potential, valuation, liquidity, and investment risk based on data inputs. Fundamental analysis involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
The fund's initial shareholder approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, the Adviser has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Description of Principal Security Types
In addition to investing in underlying funds, the fund may invest directly in the following principal security types:
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.
If the Adviser's or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. A portfolio manager's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.
When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Multiple Sub-Adviser Risk. Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.
Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by the Adviser or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility. Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying passively managed funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. In addition, errors in the construction or calculation of the index tracked by an underlying passively managed fund may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the performance of the underlying fund and its shareholders.
Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, "growth" stocks can react differently from "value" stocks, and stocks selected using quantitative or technical analysis can react differently than stocks selected using fundamental analysis. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.
Investing in ETFs. ETFs may trade in the secondary market (e.g., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).
"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.
"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.
Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.
Mid Cap Investing. The value of securities of medium size, less well-known issuers can be more volatile than that of relatively larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks.
Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
In addition to the principal investment strategies discussed above, the Adviser may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.
The fund may also use various techniques, such as buying and selling futures contracts, swaps (interest rate, total return, and credit default), options (including options on futures and swaps), forward contracts (including forward foreign currency exchange contracts), and forward-settling securities, to increase or decrease its exposure to changing security prices, interest rates, credit qualities, foreign exchange rates, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, currency, or index. In addition, the fund may have indirect exposure to derivatives through its investments in underlying funds.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Shareholder Notice
The following is subject to change only upon 60 days' prior notice to shareholders:
Strategic Advisers® U.S. Total Stock Fund normally invests at least 80% of its assets in U.S. stocks and in shares of other U.S. stock funds.
Valuing Shares
The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
Shares of underlying funds (other than ETFs) are valued at their respective NAVs. NAV is calculated using the values of the underlying funds in which the fund invests. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and Statements of Additional Information (SAIs). Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares
NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Shares can be purchased only through certain discretionary investment programs offered by the Adviser or its affiliates. If you are not currently a client of a Fidelity discretionary investment program, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Shares are available only to certain discretionary investment programs offered by the Adviser or its affiliates.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
Shares of the fund are only available to certain discretionary investment programs offered by the Adviser or its affiliates.
If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
When your relationship with your managed account provider is terminated, your shares may be sold at the discretion of the managed account provider at the NAV next calculated after the sell order is placed, in which case the redemption proceeds will remain in your account pending your instruction.
Dividends and Capital Gain Distributions
The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally pays dividends and capital gain distributions per the tables below:
Fund Name	Dividends Paid
Strategic Advisers® U.S. Total Stock Fund	July, December
Fund Name	Capital Gains Paid
Strategic Advisers® U.S. Total Stock Fund	July, December
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences
As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management
The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
The fund employs a multi-manager and a fund of funds investment structure. The Adviser may allocate the fund's assets among any number of sub-advisers or underlying funds. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory contract with, a sub-adviser.
Adviser
Strategic Advisers LLC. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2023, the Adviser had approximately $792.6 billion in discretionary assets under management, and approximately $4.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
AllianceBernstein L.P. (AllianceBernstein), at 501 Commerce Street, Nashville, TN 37203, has been retained to serve as a sub-adviser for the fund. As of February 29, 2024, AllianceBernstein had approximately $745 billion in discretionary assets under management.
ArrowMark Colorado Holdings, LLC (ArrowMark), at 100 Fillmore Street, Suite 325, Denver, CO 80206, has been retained to serve as a sub-adviser for the fund. As of February 29, 2024, ArrowMark had approximately $22.3 billion in discretionary assets under management, which includes commercial real estate assets and commercial mortgage loans that ArrowMark or its affiliates has originated and/or currently manages.
BlackRock Investment Management, LLC (BlackRock), at 1 University Square Drive, Princeton, New Jersey 08540, has been retained to serve as a sub-adviser for the fund. As of December 31, 2023, BlackRock had approximately $10.01 trillion in assets under management.
Boston Partners Global Investors, Inc. (Boston Partners), at One Beacon Street, 30th Floor, Boston, MA 02108, has been retained to serve as a sub-adviser for the fund. As of February 29, 2024, Boston Partners had approximately $97.3 billion in assets under management.
Brandywine Global Investment Management, LLC (Brandywine Global), at 1735 Market Street, Philadelphia, Pennsylvania 19103, has been retained to serve as a sub-adviser for the fund. As of February 29, 2024, Brandywine Global had approximately $62.8 billion in assets under management.
D. E. Shaw Investment Management, L.L.C. (DESIM), at 1166 Avenue of the Americas, Ninth Floor, New York, NY 10036, has been retained to serve as a sub-adviser for the fund. As of February 29, 2024, the D. E. Shaw group had approximately $68.7 billion in discretionary assets under management, of which DESIM managed approximately $17.7 billion.
Fidelity Diversifying Solutions LLC (FDS), at 245 Summer Street, Boston, Massachusetts 02210, has been retained to serve as a sub-adviser for the fund. FDS is an affiliate of Strategic Advisers. As of December 31, 2023, FDS had approximately $2.6 billion in discretionary assets under management.
Other investment advisers have been retained to assist FDS with foreign investments:
  FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of both FDS and the Adviser.
  FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of both FDS and the Adviser.
  FMR Japan, at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, has been retained to serve as a sub-subadviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of both FDS and the Adviser.
FIAM LLC (FIAM), at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. FIAM is an affiliate of Strategic Advisers. As of December 31, 2023, FIAM had approximately $219.2 billion in discretionary assets under management.
Other investment advisers have been retained to assist FIAM with foreign investments:
  FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2023, FMR UK had approximately $14.6 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of both FIAM and the Adviser.
  FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2023, FMR H.K. had approximately $24.4 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of both FIAM and the Adviser.
  FMR Japan, at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, has been retained to serve as a sub-subadviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of both FIAM and the Adviser.
FIL Investment Advisors (FIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, has been retained to serve as a sub-adviser for the fund. As of December 31, 2023, FIA had approximately $9.0 billion in discretionary assets under management.
Another investment adviser has been retained to assist FIA with foreign investments:
  FIA(UK), at Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2023, FIA(UK) had approximately $7.3 billion in discretionary assets under management. FIA(UK) may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.
Geode Capital Management, LLC (Geode), at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, has been retained to serve as a sub-adviser for the fund. As of December 31, 2023, Geode had approximately $1.0 trillion in discretionary assets under management.
GW&K Investment Management, LLC (GW&K), at 222 Berkeley Street, Boston, MA 02116, has been retained to serve as a sub-adviser for the fund. As of February 29, 2024, GW&K had approximately $51.4 billion in assets under management.
J.P. Morgan Investment Management Inc. (JPMorgan), at 277 Park Avenue, New York, NY 10172, has been retained to serve as a sub-adviser for the fund. As of December 31, 2023, JPMorgan had approximately $2.95 trillion in discretionary assets under management.
Loomis, Sayles & Company, L.P. (Loomis Sayles), at One Financial Center, Boston, Massachusetts 02111, has been retained to serve as a sub-adviser for the fund. As of December 31, 2023, Loomis Sayles had approximately $335 billion in assets under management.
LSV Asset Management (LSV), at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, has been retained to serve as a sub-adviser for the fund. As of February 29, 2024, LSV had approximately $97 billion in discretionary assets under management.
Neuberger Berman Investment Advisers LLC (Neuberger Berman), at 1290 Avenue of the Americas, New York, New York 10104, has been retained to serve as a sub-adviser for the fund. As of December 31, 2023, the Neuberger Berman organization affiliates managed approximately $463 billion in assets under management.
Pacific Investment Management Company LLC (PIMCO), at 650 Newport Center Drive, Newport Beach, California 92660, has been retained to serve as a sub-adviser for the fund. As of March 31, 2024, PIMCO had approximately $1.89 trillion in assets under management.
PineBridge Investments LLC (PineBridge), at Park Avenue Tower, 65 E 55th St, New York, New York 10022, has been retained to serve as a sub-adviser for the fund. As of February 29, 2024, PineBridge had approximately $165.4 billion in assets under management.
Portolan Capital Management, LLC (Portolan), at Two International Place, 26th Floor, Boston, Massachusetts 02110, has been retained to serve as a sub-adviser for the fund. As of February 29, 2024, Portolan had approximately $1.4 billion in assets under management.
Principal Global Investors, LLC (Principal), at 801 Grand Avenue, Des Moines, Iowa 50392, has been retained to serve as a sub-adviser for the fund. As of December 31, 2023, Principal had approximately $540.44 billion in assets under management.
River Road Asset Management, LLC (River Road), at 462 South 4th Street, Suite 2000, Louisville, Kentucky 40202, has been retained to serve as a sub-adviser for the fund. As of February 29, 2024, River Road had approximately $7.7 billion in assets under management.
T. Rowe Price Associates, Inc. (T. Rowe Price), at 100 East Pratt Street, Baltimore, Maryland 21202, has been retained to serve as a sub-adviser for the fund. As of December 31, 2023, T. Rowe Price had approximately $1.44 trillion in assets under management.
Wellington Management Company LLP (Wellington), at 280 Congress Street, Boston, Massachusetts 02210, has been retained to serve as a sub-adviser for the fund. As of February 29, 2024, Wellington had approximately $1.225 trillion in assets under management.
William Blair Investment Management, LLC (William Blair), at 150 North Riverside Plaza, Chicago, Illinois 60606, has been retained to serve as a sub-adviser for the fund. As of January 31, 2024, William Blair had approximately $66.87 billion in assets under management.
Portfolio Manager(s)
Niall Devitt is Lead Portfolio Manager of Strategic Advisers® U.S. Total Stock Fund, which he has managed since 2024. He also manages other funds. Mr. Devitt joined Fidelity Investments in 2001 and has been a part of Strategic Advisers since 2006 where he has worked as a research associate, analyst, and portfolio manager.
Gopalakrishnan Anantanatarajan is Co-Portfolio Manager of Strategic Advisers® U.S. Total Stock Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Anantanatarajan has worked as a senior research analyst, research analyst, research associate, a senior research associate, and portfolio manager.
Barry Golden, CFA, is Co-Portfolio Manager of Strategic Advisers® U.S. Total Stock Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Golden has worked as a research analyst, associate director of investments for Strategic Advisers' Charitable Gift Fund, portfolio manager, and as a team leader for Strategic Advisers' alternatives research investment team.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s).
Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
The fund's maximum aggregate annual management fee will not exceed 0.65% of the fund's average daily net assets.
The Adviser has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2027.
In return for the services of the fund's sub-advisers, the Adviser will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.
FIA, in turn, will pay FIA(UK) for providing sub-subadvisory services. FIAM, in turn, will pay FMR UK, FMR H.K., and FMR Japan for providing sub-subadvisory services. FDS, in turn, will pay FMR UK, FMR H.K., and FMR Japan for providing sub-subadvisory services.
The basis for the Board of Trustees approving the management contract, sub-advisory agreements, and sub-subadvisory agreements for the fund will be included in the fund's semi-annual report for the fiscal period ending November 30, 2024, when available.
Fund Distribution
FDC distributes the fund's shares.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork®.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix

Additional Index Information
Dow Jones U.S. Total Stock Market Index℠ is a float-adjusted market capitalization-weighted index of all equity securities of U.S. headquartered companies with readily available price data.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). A financial report will be available once the fund has completed its first annual or semi-annual period. The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The Statement of Additional Information (SAI), the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-21991
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.
1.9911780.100	STS-PRO-0524
Fund	Ticker
Strategic Advisers® U.S. Total Stock Fund	FSAKX

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

May 6, 2024

Offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers) or its affiliates - not available for sale to the general public.
This Statement of Additional Information (SAI) is not a prospectus.
An annual report for the fund will be available once the fund has completed its first annual period.
To obtain a free additional copy of a prospectus or SAI, dated May 6, 2024, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
STS-PTB-0524
1.9911781.100

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT SERVICES
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers LLC (Strategic Advisers) looks through to the U.S. Government securities.
For purposes of the fund's concentration limitation discussed above, Strategic Advisers or an affiliate may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by Strategic Advisers does not assign a classification.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Investment Policies and Limitations - Securities of Other Investment Companies.")
Loans
The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
For the fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."
Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.
In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
Strategic Advisers® U.S. Total Stock Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® U.S. Total Stock Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers® U.S. Total Stock Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® U.S. Total Stock Fund, or an adviser of an underlying fund.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.
Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging markets investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
Strategic Advisers® U.S. Total Stock Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.
The policies and limitations regarding the fund's investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Bloomberg Commodity Index.
Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), a Fidelity® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity® funds or other vehicles that may engage in such activities directly.
Covenant-Lite Obligations. A fund can invest in or be exposed to loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans or obligations (covenant-lite obligations), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower's operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; however, in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a traditional investment, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of various financial metrics; however, in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in (i) more limited access to financial information, (ii) difficulty evaluating the borrower's financial performance over time and/or (iii) delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Precious Metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity® fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.
For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.
Real Estate Investment Trusts (REITs). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Fidelity® funds for which Geode Capital Management, LLC (Geode) serves as sub-adviser will not lend securities to Geode or its affiliates. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.
The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.
Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.
Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by affiliates of Strategic Advisers) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by Strategic Advisers. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, Strategic Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
Short Sales. Short sales involve the market sale of a security a fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. A fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.
Until a fund closes out a short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, a fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily.
Short positions create a risk that a fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a fund originally paid for the security together with any transaction costs. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities a fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility. Because a fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.
A fund may also enter into short sales against the box. Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.
Strategic Advisers® U.S. Total Stock Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS
To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.
Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, closed-end funds, or business development companies, but it may incur such costs when it invests in non-affiliated funds and when it invests directly in other types of securities, including ETFs.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the  fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
Strategic Advisers.
The Selection of Securities Brokers and Dealers
Strategic Advisers or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs including broker-sponsored algorithmics, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of order; the speed of executions; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.
In seeking best execution for portfolio securities transactions, Strategic Advisers or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally, Strategic Advisers or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. Strategic Advisers or its affiliates execute futures transactions electronically.
The Acquisition of Brokerage and Research Products and Services
Strategic Advisers does not maintain a soft dollar program. Some sub-advisers to the fund use soft dollar or other commission-sharing arrangements in connection with transactions effected for the fund. In those cases, sub-advisers could, pursuant to their policies and procedures, allocate brokerage transactions of the fund to brokers in exchange for research-related or brokerage-related goods or services, provided that such arrangements meet the requirements of Section 28(e) of the Securities Exchange Act of 1934. Strategic Advisers does not obtain products, research, or services in connection with directing brokerage business to any broker or dealer.
Commission Recapture
Strategic Advisers  does not consider, in selecting or recommending brokers, whether Strategic Advisers or a related person to Strategic Advisers receives client referrals from a broker or third party. Strategic Advisers and its affiliates are authorized to allocate brokerage transactions to brokers who are not affiliates of Strategic Advisers who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using predetermined methodology, rebates a portion of the compensation paid by the fund to offset that fund's expenses, which is paid to Strategic Advisers or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. Strategic Advisers expects that brokers from whom Strategic Advisers or its affiliates purchase research products and services with their own resources (referred to as "hard dollars") are unlikely to participate in commission recapture.
Affiliated Transactions
In certain cases, Strategic Advisers and its delegates are authorized to place portfolio transactions with affiliated registered brokers or transfer agents. In particular, Strategic Advisers can place trades with NFS, through its Fidelity Capital Markets (FCM) division, and Kezar Trading LLC (formerly Luminex Trading & Analytics LLC) (Kezar Trading). Strategic Advisers will arrange for the execution of transactions through those brokers or dealers if Strategic Advisers reasonably believes that the quality of the execution of the transaction is comparable to what could be obtained through other qualified brokers or dealers. In determining the ability of a broker or dealer to obtain best execution, Strategic Advisers will consider a number of factors, including the broker's or dealer's execution capabilities, reputation, and access to the markets for the securities being traded. Sub-advisers of the fund are authorized to place portfolio transactions with Strategic Advisers' affiliated brokers in accordance with regulatory guidelines. For certain funds trades are facilitated through FMR's trading desk and then allocated to affiliated or unaffiliated executing brokers. In addition, from time to time, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Transactions
To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
AllianceBernstein L.P. (AllianceBernstein).
Subject to the general oversight of the fund's directors, AllianceBernstein is responsible for the investment decisions and the placing of orders for portfolio transactions for its portion of the fund. AllianceBernstein as sub-adviser determines the broker or dealer to be used in each specific transaction it controls with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). AllianceBernstein does not consider sales of shares of the fund's shares or other investment service it manages as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.
When consistent with the objective of obtaining best execution, brokerage may be directed by to persons or firms supplying investment information to AllianceBernstein. In these cases, the transaction cost charged by the executing broker may be greater than that which another broker may charge if AllianceBernstein determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.
The investment information provided to AllianceBernstein is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment our own internal research and investment strategy capabilities. Research services furnished by brokers through which AllianceBernstein effects securities transactions are used by AllianceBernstein in carrying out its investment management responsibilities with respect to all its client accounts.
AllianceBernstein may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. AllianceBernstein may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, AllianceBernstein will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, AllianceBernstein will attempt to negotiate best execution.
AllianceBernstein may, from time to time, place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC, an affiliate of AllianceBernstein (the "Affiliated Broker"). In such instances the placement of orders with such broker would be consistent with the fund's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate. With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.
AllianceBernstein's investment decisions for the fund are made independently from those for other investment companies and other advisory accounts managed by AllianceBernstein. It may happen that the same security is held in the portfolio of the fund and one or more of such other companies or accounts. When two or more accounts managed by the portfolio manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated by AllianceBernstein to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the fund or the size of the position obtainable for the fund.
ArrowMark Colorado Holdings, LLC (ArrowMark).
Portfolio securities transactions are placed by ArrowMark for its portion of the fund. ArrowMark's objective is to obtain the best available prices in its portfolio transactions, taking into account a broker's services, costs and promptness of executions. There is no agreement or commitment to place orders with any broker-dealer and ArrowMark expects that a number of broker-dealers will be used in various transactions. ArrowMark evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including but not limited to the broker's commission rate, execution capability, back-office efficiency, ability to handle difficult trades, financial stability, and prior performance in serving ArrowMark and its clients.
When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best execution of the transaction, the order is placed with that broker-dealer. This may or may not be a broker-dealer which has provided research, statistical or other related services to ArrowMark. Subject to the requirement of seeking the best available prices and executions, ArrowMark may give preferences, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, to broker-dealers which have provided research, statistical, and other related services to ArrowMark for the benefit of its clients, if, in its judgment, the client will obtain prices and executions comparable with those available from other qualified firms. ArrowMark does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and other qualitative considerations.
ArrowMark's policy is to attempt to obtain the best net price considering both the execution price and the commission rate paid. Trades are typically executed through either an execution-only brokerage firm, an electronic trading system, or a full-service brokerage firm. The following factors are considered when selecting a broker: (1) general execution capability; (2) commission rate; (3) operational capability to communicate, clear and settle transactions; (4) expertise in a certain asset class; (5) historical trading experience; (6) integrity of brokerage personnel; and (7) quality of research services. As a result of any of the above factors, a Fund may pay a higher commission than is available from other brokers.
There may be occasions in which portfolio transactions for a client may be executed as part of concurrent authorizations to purchase or sell the same security for another client served by ArrowMark. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a client, they will be affected only when ArrowMark believes that to do so will be in the best interest of the clients. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the clients involved.
BlackRock Investment Management, LLC ("BlackRock")
BlackRock is primarily responsible for the execution of portfolio transactions for the portion of Strategic Advisers® U.S. Total Stock Fund for which it serves as sub-adviser and the allocation of brokerage. References in this section to a fund or to Strategic Advisers® U.S. Total Stock Fund shall mean the portion of Strategic Advisers® U.S. Total Stock Fund for which BlackRock serves as sub-adviser, to the extent applicable.
BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for Strategic Advisers® U.S. Total Stock Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, Strategic Advisers® U.S. Total Stock Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including Strategic Advisers® U.S. Total Stock Fund. In return for such services, BlackRock may cause Strategic Advisers® U.S. Total Stock Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BlackRock seeks to obtain the best price and most favorable execution for a fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction;
(iii) BlackRock's knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker's or dealer's capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock's knowledge of any actual or apparent operational problems of a broker or dealer.
Section 28(e) of the Exchange Act ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to Strategic Advisers® U.S. Total Stock Fund.
BlackRock, unless prohibited by applicable law, may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.
BlackRock, unless prohibited by applicable law, may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock's policies to the extent that such permitted services do not compromise BlackRock's ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third-party related research and brokerage tools that aid in the investment process.
Research-oriented services for which BlackRock, unless prohibited by applicable law, might pay with commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock's individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a fund to BlackRock are not reduced as a result of BlackRock's receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.
Payments of commissions to brokers who are affiliated persons of Strategic Advisers® U.S. Total Stock Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act.
From time to time, the fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research "credits" in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.
BlackRock anticipates that its brokerage transactions involving foreign securities for a fund generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of a fund are redeemable on a daily basis in U.S. dollars, BlackRock intends to manage the portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on portfolio strategies.
The fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with a fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the fund will not deal with affiliated persons in connection with such transactions. However, an affiliated person of a fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government Securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. A fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
BlackRock may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a fund's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.
Investment decisions for a fund and for other investment accounts managed by BlackRock are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock's general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.
Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro rata allocation may result in a fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.
Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or "new" or "hot" issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock's trading desk their level of interest in a particular offering with respect to eligible client accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or "bunch" certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, in other cases it could be beneficial to the fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The BlackRock portion of the Strategic Advisers® U.S. Total Stock Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures established in accordance with Rule 10f-3 under the 1940 Act. In no instance will BlackRock cause Strategic Advisers® U.S. Total Stock Fund portfolio securities to be purchased from or sold to BlackRock or any affiliated person thereof except as permitted by Securities and Exchange Commission exemptive order or by applicable law.
Boston Partners Global Investors, Inc. (Boston Partners).
Boston Partners is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, Boston Partners seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While Boston Partners generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.
Boston Partners may, consistent with the interests of the Fund and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of Boston Partners. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Boston Partners under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Boston Partners determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of Boston Partners to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.
Brandywine Global Investment Management, LLC (Brandywine Global).
As a sub-advisor to the fund, Brandywine Global seeks to obtain the most favorable total cost or proceeds in the execution of portfolio transactions. Brandywine Global considers a number of factors in determining broker selection including but not limited to: order size, price of the security, execution difficulty of the transaction, liquidity of the security, market and exchange conditions, order flow information, speed of execution desired, value if brokerage and research services provided and commission cost. The commission paid may not always reflect the lowest commission available in the market at a given point of time. Brandywine Global may receive research services from a broker in connection with initiating portfolio transactions for the fund. Such research may be available for the benefit of other accounts managed by Brandywine Global. Brandywine Global utilizes research, research-related products and other brokerage services provided to the firm on a third party research commission basis. Brandywine Global seeks to operate within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934. In accordance with that safe harbor, Brandywine Global may execute client portfolio transactions through broker-dealers who provide research and brokerage services to Brandywine Global if Brandywine Global determines that the commissions paid are reasonable in relation to the research or brokerage services received. Trading strategy is determined on Brandywine Global's trading desk after order review by portfolio manager and trader. The portfolio managers and traders analyze brokerage and execution results through review of trading reports available through proprietary Brandywine Global systems and a third-party transaction review provider.
D. E. Shaw Investment Management, L.L.C. (DESIM).
The vast majority of trades made on behalf of DESIM's Active Equity strategies are executed electronically. With respect to electronic execution, the D. E. Shaw group's selection of brokers is based on many factors, including price relative to peers and degree of electronic connectivity with the D. E. Shaw group's trading platform. The D. E. Shaw group evaluates connectivity by considering, among other factors, each broker's messaging protocols, trading system support, system speed, and technical support. The D. E. Shaw group reviews the competitiveness of executing brokers, including their relative price and degree of connectivity, on a periodic basis. In addition, the D. E. Shaw group considers commission and commission equivalents, if any, and other transaction costs, as well as the overall quality of the execution services offered, including such factors as execution capability, willingness and ability to commit capital, creditworthiness and financial stability, clearance and settlement capability, ability to maintain confidentiality, and potential or perceived conflicts between prospective brokers, on the one hand, and DESIM's clients and the D. E. Shaw group, on the other hand.
The D. E. Shaw group conducts credit due diligence on clearing brokers. This due diligence process includes an initial review of each counterparty's legal structure and financial condition, and ongoing monitoring of news, financial, and credit data. The D. E. Shaw group does not monitor the credit quality of brokers that it engages solely for purposes of trade execution.
All new executing brokerage relationships are subject to an "execution review" conducted jointly by the Compliance function within the D. E. Shaw group's Legal & Compliance department, the relevant trading desk, and a relevant senior vice president or managing director. This review typically is carried out within 30 days of the first use of a new broker for a given strategy. Such strategy may continue using the new broker during this time. Compliance personnel also work with each trading desk on at least an annual basis to review and evaluate the performance of each approved executing broker in terms of its ability to provide attractive pricing and commissions and the overall cost and quality of its services. Compliance personnel oversee such reviews by consulting with D. E. Shaw group traders and front office staff, and reviewing proprietary reports.
DESIM seeks to obtain the best execution of transactions for its clients under the circumstances (consistent with what it believes to be the best overall interests of the client), but need not solicit competitive bids, and does not have an obligation to seek the lowest available commission cost. The execution pricing offered by a financial institution or counterparty, including commissions and commission equivalents, if any, and other transaction costs, is normally an important factor in this decision, but the D. E. Shaw group's selection of executing brokers and other counterparties is also informed by the overall quality of the execution services offered, including such factors as: execution capability; willingness and ability to commit capital; creditworthiness and financial stability; clearance and settlement capability; ability to maintain confidentiality; and potential or perceived conflicts between clients of DESIM and its affiliated entities. Accordingly, transactions will not always be executed at the best price or the lowest available commission. The appropriateness of brokerage commissions is evaluated by the D. E. Shaw group on an ongoing basis.
DESIM does not enter into soft dollar arrangements with any of its executing brokers. However, subject to DESIM's obligations under the express terms of any applicable agreement and under applicable law, DESIM may engage and/or direct transactions or commissions to certain financial institutions and/or counterparties that may be willing to furnish services for the benefit of DESIM or a related party. It is expected that such services (if any) would include only research and brokerage services that are deemed to fall within the safe harbor provided by Section 28(e) of the U.S. Securities and Exchange Act of 1934, as amended, or any amendment or successor to such provision. Such services may include the provision of information on economic trends or conditions, political developments, industries, groups of securities, individual countries, and individual companies, as well as brokerage services or communication services related to the execution, clearing, and settlement of transactions.
DESIM currently does not execute, and in future does not expect to execute, trades through commission-recapture brokers.
The D. E. Shaw group's Legal & Compliance department has established trade allocation policies that govern how trades are allocated among D. E. Shaw group investment vehicles. With respect to DESIM's Active Equity strategies, trades for multiple accounts (i.e., funds or separately managed accounts) may be aggregated in an automated fashion using an algorithmic process, with positions purchased or sold in a bunched transaction allocated among Active Equity clients using methods determined by DESIM in its sole discretion (which methods may include allocating pro rata by assets under management or by relative order size). DESIM may increase or decrease the transaction amount allocated to each Active Equity client if deemed appropriate, for example to avoid holding odd lots or untenably small positions for particular clients. Alternatively, if DESIM is unable to or does not fully execute a bunched transaction, or if it determines that it would be impractical to allocate a small position among all of the Active Equity accounts initially intended to participate in the transaction, DESIM may allocate such positions in a manner determined in good faith to be an appropriate allocation.
The D. E. Shaw group's compliance function monitors the trading of separately managed accounts and funds managed by DESIM for pricing and quality of execution. The D. E. Shaw group's centralized trading desk attempts to act in a manner consistent with the best interests of each client and to seek best execution for all trades.
The D. E. Shaw group does not aggregate the trades executed for DESIM's clients with the trades of the D. E. Shaw group's non-DESIM clients, although the D. E. Shaw group's centralized trading desk executes all such trades.
Fidelity Diversifying Solutions LLC (FDS).
The Selection of Securities Brokers and Dealers
FDS or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of FDS, to execute the fund's portfolio securities transactions, FDS or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FDS' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, FDS or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, FDS or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. FDS or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally FDS or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FDS or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. FDS or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of FDS) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FDS or its affiliates.
Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FDS or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FDS' or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although FDS or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in FDS' or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, FDS or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefit to FDS. FDS' or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for FDS and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FDS' or its affiliates' funds interest in receiving most favorable execution. FDS and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with FDS and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FDS or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars,") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, FDS or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. FDS and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by FDS or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FDS or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to FDS or its affiliates or have no explicit cost associated with them. In addition, FDS or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.
FDS' Decision-Making Process. In connection with the allocation of fund brokerage, FDS and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to FDS and/or its affiliates, viewed in terms of the particular transaction for the fund or FDS' or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which FDS or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While FDS and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FDS, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by FDS or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist FDS or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which FDS or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by FDS or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.
Research Contracts. FDS and/or its affiliates have arrangements with certain third-party research providers and brokers through whom FDS and/or its affiliates effect fund trades, whereby FDS and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FDS and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FDS and/or its affiliates, or that may be available from another broker. FDS' and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on FDS' or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. FDS and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.
Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with FDS' and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.
FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.
If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, FDS or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.
Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.
1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, FDS or its affiliates engages in brokerage transactions with brokers (who are not affiliates of FDS) who have entered into arrangements with FDS or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
FDS or its affiliates place trades with certain brokers, including NFS, through its FCM division, and Kezar Trading, with whom they are under common control or otherwise affiliated, provided FDS or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, FDS or its affiliates place trades with brokers that use NFS or FCC as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with FDS, for execution services.
In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which FDS or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which FDS or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which FDS or its affiliates have an ownership interest, FDS or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of FDS or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, FDS or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than FDS or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FDS to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
FIAM LLC (FIAM).
The Selection of Securities Brokers and Dealers
FIAM or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting brokers, including affiliates of FIAM, to execute the fund's portfolio securities transactions, FIAM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIAM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution or use of specific brokers over other factors. Based on the factors considered, FIAM or its affiliates may choose to execute an order using electronic channels, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors may include, but are not limited to the following: price; costs; the size, nature and type of the order; speed of execution, financial condition and reputation of the broker; broker-specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature of existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, FIAM and/or its affiliates from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. FIAM and/or its affiliates may also select brokers that charge more than the lowest commission rate available from another broker. Occasionally FIAM and/or its affiliates execute an entire securities transaction with a broker and allocate ("step out") all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIAM or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. FIAM and/or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
To the extent permitted by applicable law, brokers (who are not affiliates of FIAM) that execute transactions for the fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIAM or its affiliates.
Research Products and Services. Products and services that FIAM or its affiliates have received during the last fiscal year include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone, video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Brokers also provide brokerage and research products and services in the form of a specific proprietary or third-party product or service, upon request by FIAM or its affiliates. Some of these brokerage and research products and services supplement FIAM's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although FIAM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in their investment decision-making process (mixed-use products or services). In those circumstances, FIAM or its affiliates will make a good faith effort to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefits to FIAM. FIAM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these products or services with their own resources. Therefore, an economic incentive exists for FIAM and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FIAM's or its affiliates' clients interest in receiving most favorable execution. FIAM and its affiliates manage the receipt of brokerage and research products and services and the potential conflicts through their Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with FIAM and its affiliates (each of those brokers is referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FIAM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the brokers' quality of execution and without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits ("credits") accumulated in CCA pools are used to pay research expenses. In some cases, FIAM or its affiliates request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and the traders have no responsibility for administering the research program, including the payment for research. FIAM and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients ("segregated account") and use those credits to pay research providers as instructed by FIAM or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FIAM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services are provided at no additional cost to FIAM or its affiliates or might not have an explicit cost associated with them.
FIAM's Decision-Making Process. In connection with the allocation of fund brokerage, FIAM and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/ or research products and services provided to FIAM and/or its affiliates, viewed in terms of the particular transaction for the fund or FIAM's and/or its affiliates' overall responsibilities to that fund or other clients for which FIAM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit the fund and certain clients will receive the benefit of the brokerage and research product or service obtained with other clients' commissions. As required under applicable laws or client policy, commissions generated by certain clients may only be used to obtain certain brokerage and research products and services. As a result, certain client accounts will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each client continues to be allocated equitably. Certain non-equity accounts that on rare occasion may receive an equity security through an issuer restructuring or other event and are required or determine to dispose of such equity security, subject to applicable law and client policy, may trade at execution only rates outside of the Commission Usage Program. While FIAM and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIAM, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIAM or its affiliates in terms of their overall investment responsibilities to the fund or any other client accounts for which FIAM or its affiliates may have investment discretion. Certain client accounts use brokerage commissions to acquire brokerage and research products and services that also benefit other client accounts managed by FIAM or its affiliates, and not every client account uses the brokerage and research products and services that have been acquired through that account's commissions.
Research Contracts. FIAM and/or its affiliates have arrangements with certain third-party research providers and brokers through whom FIAM and/or its affiliates effect fund trades, whereby FIAM and/or its affiliates pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIAM and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIAM and/or its affiliates, or that may be available from another broker. FIAM's or its affiliates' potential determination to pay for research products and services separately (e.g., with hard dollars) is wholly voluntary on FIAM's and its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. FIAM and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the "FCA"), where applicable.
For accounts that are managed within the United Kingdom, FIAM's affiliate FMR Investment Management (UK) Limited (FMRIM (UK)) uses research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those accounts in accordance with MiFID II and FCA regulations. With RPAs, clients pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For clients that use an RPA, FMRIM (UK) establishes a research budget. The budget is set by first grouping accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the account. For clients where portions are managed both within and outside of the United Kingdom, external research is paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with FIAM's and its affiliates' policies and procedures. Costs for research consumed by accounts that use an RPA are allocated among the accounts within defined strategies pro rata based on the assets under management for each account. While the research charge paid on behalf of any one client that uses an RPA varies over time, the overall research charge determined at the client level on an annual basis will not be exceeded.
FMRIM (UK) is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets are maintained in accounts at a third-party depository institution, held in the name of FMRIM (UK). FMRIM (UK) provides to client accounts, on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMRIM (UK); and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted accounts, like those accounts that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the accounts.
If the costs of paying for external research exceed the amount initially agreed in relation to accounts in a given strategy, FIAM or its affiliates may continue to charge those accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the accounts using its own resources, or cease to purchase external research for those accounts until the next annual research budget. If assets for specific accounts remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those accounts or rebated to those accounts.
Accounts managed by FIAM or its affiliates that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FIAM and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMRIM (UK) portfolio managers that manage fixed income accounts in any manner inconsistent with MiFID II and FCA regulations.
1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for brokerage and research products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, FIAM or its affiliates engage in brokerage transactions with brokers who are not affiliates of FIAM who have entered into arrangements with FIAM or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
FIAM or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Kezar Trading, with whom they are under common control or otherwise affiliated, provided FIAM or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, FIAM or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services. Similarly, equity trades may be executed through national securities exchanges in which FIAM or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which FIAM or its affiliates have an interest are made in accordance with applicable law, including their obligation to seek best execution. For trades placed on such a system or exchange, FIAM or its affiliates may benefit in the form of increased valuations(s) of its equity interest, or other renumeration, but it is not possible to predict the likelihood of that occurring or quantify the amount of any such benefit in advance.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, FIAM or its affiliates effect spot foreign currency transactions with foreign currency dealers or may engage a third party to do so. Due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than FIAM or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIAM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
FIL Investment Advisors (FIA) and FIL Investment Advisors (UK) Limited (FIA(UK)).
The Selection of Securities Brokers and Dealers
FIA and FIA(UK) (together, for purposes of this section, "FIL") generally have authority to select broker-dealers to place or execute portfolio securities transactions for the fund. FIL has retained FIL Investments International ("FII"), FIL Investment Management (Hong Kong) Limited ("FIMHK"), FIL Investments (Japan) Limited ("FIJ"), FIL (Luxembourg) S.A. ("FILUX"), and Fidelity Investments Canada ULC ("FIC"), affiliates of FIL, to make these selections. In selecting a broker-dealer for a specific transaction, FIL or its affiliates evaluate a variety of criteria and use their good faith judgment to obtain execution of portfolio transactions at prices that they believe are reasonable in relation to the benefits received.
When executing securities transactions on behalf of the fund, FIL or its affiliates will seek to obtain best execution. FIL and its relevant affiliates have in place policies and supporting procedures which are designed to help them obtain achieve this obligation. In selecting broker-dealers, including affiliates of FIL, to execute the fund's portfolio securities transactions, FIL or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIL's overall responsibilities with respect to the fund and its other client accounts, including any instructions from the fund's portfolio manager. Relevant factors may include the context of a particular trade, the nature of the order, the priorities associated with the order and the nature and conditions of the market in question. The diversity of markets, instruments and the kind of orders placed mean that relevant factors will be assessed differently depending upon the circumstances of execution.
In selecting the most appropriate venue or approved counterparty for a portfolio transaction, FIL or its affiliates generally consider a range of quantitative and qualitative factors, including, but not limited to, price, transaction costs, speed and certainty of execution, availability of liquidity, ease of connectivity, size and nature of the transaction, nature and characteristics of the other venues in which the security may be traded, nature of post-trade settlement, and custody and foreign exchange structures. FIL or its affiliates also consider other factors, as deemed relevant, such as the ability of the venue or counterparty to manage complex orders, the speed of execution, the financial condition of the counterparty, and the creditworthiness and the quality of any related clearing and settlement facilities.
In seeking best qualitative execution for portfolio transactions, FIL or its affiliates may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. FIL or its affiliates also may select a broker that charges more than the lowest available commission rate available from another broker. FIL or its affiliates may execute an entire transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIL or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker.
The Acquisition of Brokerage and Research Products and Services
FIL or its affiliates may execute portfolio transactions with broker-dealers that provide brokerage or research products and services that assist FIL or its affiliates in fulfilling their investment management responsibilities in accordance with applicable law. These products and services may include, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal and political research reports or investment recommendations. In addition to receiving these products and services via written reports and computer-delivered services, they may also be provided by telephone and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. FIL or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement FIL's or its affiliates' own research activities in providing investment advice to the fund.
Brokerage and research products and services may also include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades). In addition, FIL or its affiliates may obtain from broker-dealers certain products or services that are not used exclusively in FIL's or its affiliates' investment decision-making process (mixed-use products or services).
For trades placed by FII, FIJ, FILUX, FIMHK, or FIL Investment Management (Singapore) Limited (FIMSL) no commissions on fund portfolio transactions are used by FIL or its affiliates to pay for brokerage or research products and services. All such products and services received from broker-dealers are paid for by FIL or its affiliates from their own resources (referred to as "hard dollars").
For trades placed by FIC, subject to the requirements of Section 28(e) of the Securities Exchange Act of 1934, brokers that execute transactions may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIC or its affiliates. In those circumstances where the products or services are mixed-use items, FIC will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and FIC or its affiliates will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources. FIC may use the fund's brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by FIC or its affiliates. In an effort to minimize the potential for conflicts of interest, the trading desks through which FIC may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide.
Affiliated Transactions
FIL or its affiliates may place trades with certain brokers, including National Financial Services LLC, through its Fidelity Capital Markets (FCM) division, with whom they or FMR are affiliated, provided FIL or the applicable affiliate determines that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Trustees of the fund and subject to other applicable law. In addition, FIL or its affiliates may place trades with brokers that use a clearing agent in whom FIL or its affiliates have a financial interest.
FIL or its affiliates may execute transactions between the fund and other mutual funds or other client accounts FIL manages or sub-advises, as well as with certain funds or client accounts managed by the fund's manager. All cross trade transactions may only be executed in accordance with applicable rules under the Investment Company Act and the procedures approved by the Trustees of the fund.
The Trustees of the fund have approved procedures whereby the fund may purchase securities that are offered in underwritings in which an affiliate of the adviser, sub-adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Trade Allocation
FIL or its relevant affiliates have established policies designed to ensure that trade allocations are fair and appropriate, taking into account the investment objectives of the relevant clients and other considerations. These policies apply to initial public and secondary offerings and secondary market trades.
For fixed income and equity trades, when, in FIL's or its affiliates' opinion, the supply/demand is insufficient under the circumstances to satisfy all outstanding trade orders, the amount executed generally is distributed among participating client accounts based on order size. For both fixed income and equity trades, trades are executed by traders based on orders or indications of interest for clients, which are established prior to or at the time of a transaction.
The trade allocation policies generally provide for minimum allocations. If a standard allocation would result in an account receiving a very small allocation (for example, because of its small asset size), depending upon the circumstances, the account may receive an increased allocation to achieve a more meaningful allocation or the account may receive no allocation. The policies also provide for the execution of short sales, provided that consideration is given to whether the short sale might have a material effect on other active orders on the trading desk.
The trading systems used by FIL and its applicable affiliates contain rules that allocate trades on an automated basis, in accordance with the trade allocation policies. Generally, any exceptions to the trade allocation policies (for example, a special allocation) must be approved by senior trading and compliance personnel and documented. The trade allocation policies identify certain circumstances under which it may be appropriate to deviate from the general allocation criteria, and describe the alternative procedures in those circumstances.
Geode.
The Selection of Brokers
In selecting brokers or dealers (including affiliates of Strategic Advisers) to execute the fund's portfolio transactions, Geode considers factors deemed relevant in the context of a particular trade and in regard to Geode's overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. The factors considered will influence whether it is appropriate to execute an order using ECNs, electronic channels including algorithmic trading, or by actively working an order. Other factors deemed relevant may include, but are not limited to: price; the size and type of the transaction; the reasonableness of compensation to be paid, including spreads and commission rates; the speed and certainty of trade executions; the nature and characteristics of the markets for the security to be purchased or sold, including the degree of specialization of the broker in such markets or securities; the availability of liquidity in the security, including the liquidity and depth afforded by a market center or market-maker; the reliability of a market center or broker; the degree of anonymity that a particular broker or market can provide; the potential for avoiding market impact; the execution services rendered on a continuing basis; the execution efficiency, settlement capability, and financial condition of the firm; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable. In seeking best qualitative execution, Geode may select a broker using a trading method for which the broker may charge a higher commission than its lowest available commission rate. Geode also may select a broker that charges more than the lowest commission rate available from another broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant.
The Acquisition of Brokerage and Research Products and Services
Brokers (who are not affiliates of Strategic Advisers) that execute transactions for the fund may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to Geode.
Research Products and Services. These products and services may include, when permissible under applicable law: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Geode may request that a broker provide a specific proprietary or third-party product or service. Some of these products and services supplement Geode's own research activities in providing investment advice to the fund.
Execution Services. In addition, products and services may include, when permissible under applicable law, those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Geode may use commission dollars to obtain certain products or services that are not used exclusively in Geode's investment decision-making process (mixed-use products or services). In those circumstances, Geode will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services with their own resources (referred to as "hard dollars").
Benefit to Geode. Geode's expenses would likely be increased if it attempted to generate these additional products and services through its own efforts, or if it paid for these products or services itself. Certain of the brokerage and research products and services Geode receives are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these products or services may not have an explicit cost associated with such product or service.
Geode's Decision-Making Process. Before causing the fund to pay a particular level of compensation, Geode will make a good faith determination that the compensation is reasonable in relation to the value of the brokerage and/or research products and services provided to Geode, viewed in terms of the particular transaction for the fund or Geode's overall responsibilities to the fund or other investment companies and investment accounts. While Geode may take into account the brokerage and/or research products and services provided by a broker in determining whether compensation paid is reasonable, neither Geode nor the fund incurs an obligation to any broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these products and services assist Geode in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by Geode.
Affiliated Transactions
Geode may place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Kezar Trading, with whom Strategic Advisers is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts).The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
Orders for funds and investment accounts are not typically combined or "blocked". However, Geode may, when feasible and when consistent with the fair and equitable treatment of all funds and investment accounts and best execution, block orders of various funds and investment accounts for order entry and execution.
Geode has established allocation policies for its various funds and investment accounts to ensure allocations are appropriate given its clients' differing investment objectives and other considerations. When the supply/demand is insufficient to satisfy all outstanding trade orders, generally the amount executed is distributed among participating funds and investment accounts based on account asset size (for purchases and short sales), and security position size (for sales and covers), or otherwise according to the allocation policies. These policies also apply to initial public and secondary offerings. Generally, allocations are determined by traders, independent of portfolio managers, in accordance with these policies. Allocations are determined and documented on trade date.
Geode's trade allocation policies identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, if a standard allocation would result in a fund or investment account receiving a very small allocation (e.g., because of its small asset size), the fund or investment account may receive an increased allocation to achieve a more meaningful allocation, or it may receive no allocation. Generally, any exceptions to Geode's policies (i.e., special allocations) must be approved by senior investment or trading personnel, reviewed by the compliance department, and documented.
GW&K Investment Management, LLC (GW&K).
As a SEC registered investment adviser, GW&K has a duty to seek best execution in its trading on behalf of client accounts. GW&K has implemented a series of policies, procedures and controls designed to ensure that the firm places client trades in a manner that achieves the most favorable overall execution and cost that can reasonably be obtained under the circumstances. GW&K Traders and Portfolio Managers evaluate a number of considerations in determining the best potential execution opportunity for each trade. However, GW&K is not obligated to choose the most favorable level of any single criterion, such as commission rate or spread, if GW&K believes total cost or proceeds from the transaction might be less favorable than may be obtainable elsewhere. GW&K makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities traded for clients. GW&K may or may not solicit competitive bids for a particular transaction based on GW&K's judgment of the expected overall potential benefit of doing so. The following factors are among those that may be considered by GW&K when selecting a broker for client transactions:
  execution capability (including access to or capacity to accept desired securities)
  security price
  commission rates or spreads
  value of investment research provided
  access to company management
  ability to obtain volume discounts
  industry reputation and financial stability
  effectiveness in trade settlement
  responsiveness to GW&K
GW&K may reasonably determine that one broker or multiple brokers can offer potential best qualitative execution. Recognizing the value of the above referenced factors, GW&K may select a broker/dealer that does not offer to execute at the best price or at the lowest commission or mark-up if, in GW&K's judgment, the total overall execution represents the best opportunity for GW&K's clients.
In certain circumstances, clients may direct GW&K to place orders with specific brokers that provide services to that client. GW&K may accept such preference or direction to the extent it meets applicable regulatory obligations and does not unreasonably constrain GW&K's ability to manage the account.
To facilitate GW&K's oversight and review of brokerage practices, GW&K maintains a Brokerage Committee, which typically meets quarterly to review trading related matters including best execution, broker utilization, soft dollar usage, directed brokerage, trade errors (if any), trade rotation, and other items as applicable. The Committee is comprised of GW&K's Chief Compliance Officer, General Counsel and other members of the Legal & Compliance Department, investment team leaders, and trading personnel. In addition, GW&K uses a recognized, independent third-party service to review and analyze trade execution data, and these reports are reviewed and analyzed by the GW&K Brokerage Committee.
Whenever practical, GW&K will allocate trades on a pro-rata basis. In practice, this means that security transactions are to be allocated to client accounts based on size relative to the size of all other client accounts included in the order until the order is completed. In certain situations, pro-rata allocation may not be achievable based on the circumstances of the trade, the number of and capacity of brokers GW&K engages to execute the trade or operational considerations for the numerous types of strategies and accounts GW&K manages for its clients. In such instances, GW&K maintains procedures for the fair and equitable treatment of accounts over time.
When GW&K intends to buy or sell the same security in two or more client accounts, GW&K may, but is not obligated to, aggregate those transactions to form a single block trade. GW&K has discretion to wait to place orders if it is aware of potential additional trades for the same security that may be pending or it may decide to execute trades immediately when it receives them. Decisions around the timing and aggregation of trades are made with the goal to seek best execution and to effectively manage GW&K's order flow across numerous types of strategies and client accounts.
GW&K may utilize alternative trade rotation methods, if it believes such alternative methods are appropriate under the circumstances and that the method is generally fair and equitable. The trade rotation results and methodology are reviewed periodically by GW&K's Brokerage Committee to ensure that no client accounts are being inadvertently advantaged over others over time.
GW&K's Policy is to use limited amounts of Soft Dollars for matters related to research only. GW&K will pay, with "hard dollars" from its own corporate account, all services and systems that are not eligible for Soft Dollars including but not limited to Bloomberg terminals, computer hardware and telephones. GW&K will only use Soft Dollars within safe harbor guidelines of Section 28(e). These guidelines are defined to include products or services which:
  Furnish advice, either directly or through publications or writings, as to the value of a security, the advisability of investing in purchasing or selling a security, and the availability of the security or purchasers/sellers of the security.
  Furnish analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.
  Otherwise support GW&K's investment research process.
The practice of soft dollar transactions may present a potential conflict of interest because these transactions can cause clients to pay a commission rate higher than would be charged for execution only trades. When GW&K uses client brokerage commissions to obtain research, we receive a benefit because we do not have to produce or pay for that research directly. As such, we have an incentive to select a broker/dealer based on our interest in receiving the research to support our investment decision making process, rather than seeking the lowest cost execution.
GW&K also receives proprietary research provided by certain broker/dealers with which GW&K trades on behalf of its client accounts. Soft dollar transactions, and trades placed with full service broker/dealers that provide proprietary research, generally have higher overall trading costs than execution only trades. The research items that GW&K receives from broker/dealers through these arrangements, include, but are not limited to, company or industry reports, analyses, statistical data, conferences and access to meetings with analysts and company management teams.
These research products or services generally benefit GW&K's investment process on behalf of all client accounts within the investment strategies where the research is being used, including accounts other than those that paid commissions to the broker/dealers on a particular transaction. In some instances, other client accounts may also benefit from this research, including those clients with customized brokerage instructions, as well as clients that have required GW&K to trade their accounts on an "execution only" basis.
GW&K has entered into Commission Sharing Arrangements ("CSAs") as a means to facilitate soft dollar research administration and payments. CSAs enable GW&K to pool commission dollars generated in transactions with certain broker/dealers to be aggregated and distributed to other third parties to pay for investment research provided by the third parties. This enables GW&K to compensate research providers who do not have brokerage operations where traditional soft dollars can be credited through trade execution or where, in support of GW&K's policy to seek best execution, GW&K determines that a research provider's trading desk may not be capable of executing GW&K's orders as effectively as other broker/dealers.
GW&K's Brokerage Committee reviews, monitors and oversees GW&K's Soft Dollar Policy and related practices. Among other matters, the Brokerage Committee reviews the amount and usage of soft dollar credits, the broker/dealers being used to generate soft dollars, and the investment research services being purchased through soft dollars. The Committee also reviews and approves any proposed new broker/dealer or research service.
J.P. Morgan Investment Management Inc. (JPMorgan).
In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. In making this determination, JPMorgan considers a number of factors including, but not limited to: the price per unit of the security, the broker's execution capabilities, the commissions charged, the broker's reliability for prompt, accurate confirmations and on-time delivery of securities, the broker-dealer firm's financial condition, the broker's ability to provide access to public offerings, as well as the quality of research services provided. As permitted by Section 28(e) of the Securities Exchange Act, JPMorgan may cause the fund to pay a broker-dealer which provides brokerage and research services to JPMorgan, or the fund and/or other accounts for which JPMorgan exercises investment discretion an amount of commission for effecting a securities transaction for the fund in excess of the amount other broker-dealers would have charged for the transaction if JPMorgan determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or JPMorgan's overall responsibilities to accounts over which it exercises investment discretion. Not all such services are useful or of value in advising the fund. JPMorgan reports to the Board of Trustees regarding overall commissions paid by the fund and their reasonableness in relation to the benefits to the fund. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.
Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by JPMorgan under the sub-advisory agreement. The fees that the fund pays to JPMorgan are not reduced as a consequence of JPMorgan's receipt of brokerage and research services. To the extent the fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the fund may exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to JPMorgan in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to JPMorgan in carrying out its obligations to the fund. While such services are not expected to reduce the expenses of JPMorgan, JPMorgan would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.
Subject to the overriding objective of obtaining the best execution of orders, JPMorgan may allocate a portion of the fund's brokerage transactions to affiliates of JPMorgan. Under the 1940 Act, persons affiliated with the fund and persons who are affiliated with such persons are prohibited from dealing with the fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. An affiliated person of the fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.
In addition, the fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. JPMorgan expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of JPMorgan. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by the fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMorgan Distribution Services or any of its affiliates.
On those occasions when JPMorgan deems the purchase or sale of a security to be in the best interests of the fund as well as other customers, including other funds, JPMorgan, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by JPMorgan in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the fund. In some instances, the allocation procedure might not permit the fund to participate in the benefits of the aggregated trade.
Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMorgan based on its best judgment and in a manner deemed fair and reasonable to shareholders and consistent with JPMorgan's obligation to obtain the best execution of purchase and sales orders. In making this determination, JPMorgan considers the same factors for the best execution of purchase and sales orders listed above. Accordingly, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMorgan is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the fund and/or other accounts over which JPMorgan exercises investment discretion. JPMorgan may cause the fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMorgan determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMorgan to the fund. To the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, such brokerage and research services might consist of advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, market data, stock quotes, last sale prices, and trading volumes. Shareholders of the fund should understand that the services provided by such brokers may be useful to JPMorgan in connection with its services to other clients and not all the services may be used by JPMorgan in connection with the fund.
Under the policy for JPMorgan, "soft dollar" services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow JPMorgan to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and provide lawful and appropriate assistance in the performance of the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The fund receives proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. However, the fund does not participate in soft dollar arrangements for market data services and third-party research.
Investment decisions for each fund are made independently from those for the other funds or any other investment company or account managed by JPMorgan. Any such other investment company or account may also invest in the same securities as the Trusts. When a purchase or sale of the same security is made at substantially the same time on behalf of a given fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which JPMorgan of the given fund believes to be equitable to the fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained by the fund.
To the extent permitted by law, JPMorgan may aggregate the securities to be sold or purchased by it for the fund with those to be sold or purchased by it for other funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trusts, JPMorgan will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trusts is a customer of JPMorgan or their parents or subsidiaries or affiliates and in dealing with its commercial customers, JPMorgan and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trusts.
Loomis, Sayles & Company, L.P. (Loomis Sayles).
Portfolio Transactions
In placing orders for the purchase and sale of equity securities for the Fund, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission, if any, will be paid. However, the commissions charged are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions, if any, paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, (g) fair dealing and (h) the quality of the overall brokerage and research services provided by the broker-dealer.
Loomis Sayles may place orders for the Fund which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.
Subject to the overriding objective of obtaining the best possible execution of orders, Loomis Sayles may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board, including a majority of the Independent Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.
As discussed in more detail below, Loomis Sayles' receipt of brokerage and research products may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund, subject to Loomis Sayles' duty to seek best execution of the transactions. Such brokerage and research services may be paid for with Loomis Sayles' own assets or may, in connection with transactions in securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").
Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker, but may also be executed on an Electronic Communication Network ("ECN"), Alternative Trading System ("ATS"), or other execution systems that in Loomis Sayles' opinion can provide the best overall net results for its clients. Equity securities may also be purchased from underwriters at prices which include underwriting fees.
Transactions on stock, option, and futures exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the OTC market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.
Commissions and Other Factors in Broker or Dealer Selection
Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, (g) fair dealing and (h) the quality of the overall brokerage and research services provided by the broker-dealer.
Soft Dollars
First and foremost, Loomis Sayles recognizes that it has a fiduciary duty to seek best execution of its clients' transactions. Brokerage trading activity is an essential factor in accessing Wall Street and third-party firm research, and Loomis Sayles acquires research and research services with the commission charged on its equity clients' transactions (i.e., soft dollars). In connection with Loomis Sayles' use of soft dollars, a client's account may pay a broker-dealer an amount of commission for effecting a transaction for the client's account in excess of the amount of commission it or another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker-dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the accounts as to which Loomis Sayles exercises investment discretion.
For purposes of this soft dollars discussion, the term "commission" includes commissions paid to brokers in connection with transactions effected on an agency basis. Loomis Sayles does not generate soft dollars on fixed income transactions. Furthermore, Loomis Sayles has unbundled its equity commissions to separate the execution and research components of a commission. Loomis Sayles' traders are diligent in ensuring that the firm's average cost per share is appropriate, in consideration of the number and types of securities being purchased and sold and the various services rendered by broker-dealers, and well within recognized industry ranges of $.005-$.04 per share. The total average commission rate in 2023 was approximately $.03 per share.
Loomis Sayles will only acquire research and brokerage products and services with soft dollars if they qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)"). Eligible research services and products that may be acquired by Loomis Sayles are those products and services that may provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are services that are required by an applicable self-regulatory organization ("SRO") or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker-dealer may include both (a) products and services created by such broker-dealer, (b) products and services created by other broker-dealers, and (c) products and services created by a third party ("third-party services"). All soft dollar services are reviewed and approved by Loomis Sayles' Chief Compliance Officer.
If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses, and will only use soft dollars to pay for the portion of the cost relating to its research use. As of the date of this Brochure, there are no mixed-use services being provided to Loomis Sayles.
The research services purchased with a fund's/client's commissions are not necessarily for the exclusive benefit of the particular fund/client, but rather for the benefit of the funds/clients in the same product (e.g., Large Cap Growth). The soft dollar commissions of an account in one product are not used for the benefit of a product managed by a different investment team. Soft dollars that are generated in a given quarter/year that are not used to acquire research in that quarter/year may be carried over to the following quarter/year to be used at a later time.
With very limited exception, all of Loomis' funds/clients generate soft dollars. However, some clients do not generate soft dollar commissions, such as Managed Account Program clients, clients with directed brokerage or zero commission arrangements (which may limit or prevent Loomis Sayles from using such clients' commissions to pay for research and research services), and clients that prohibit soft dollars, and these clients may still benefit from the research provided to Loomis Sayles in connection with the soft dollar transactions placed for other clients. As a result, certain clients may have more of their commissions directed for research and research services than others.
Loomis Sayles' use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles does not, however, pay for market data with soft dollars, but rather it pays for such data in hard dollars from its own P&L. In addition, as a result of guidance from UK Financial Conduct Authority, Loomis Sayles pays broker-dealers a "Corporate Access" arrangement fee in hard dollars in connection with the Corporate Access meetings attended by investment team members who manage equity accounts of clients organized in the United Kingdom.
Client Commission Arrangements
Loomis Sayles has entered into several client commission arrangements ("CCAs") (also known as commission sharing arrangements) with some of its key broker-dealer relationships. The execution rates Loomis Sayles has negotiated with such firms vary depending on the type of orders Loomis Sayles executes with the CCAs (i.e. electronic or traditional), but they will generally be between $.005 and $.02 per share. The CCA rate with such firms is consistent across broker-dealers and will generally result in a total cost (i.e., execution and research) of no more than $.045 per share.
Pursuant to the CCA agreements Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker-dealers and third party services from this pool for the research and research services such firms have provided to Loomis Sayles. These CCAs are deemed to be soft dollar arrangements, and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, as well as the Commission Guidance Regarding Client Commission Practices under Section 28(e).
Throughout the quarter, the Loomis Sayles' equity portfolio managers, research analysts and strategists assess a value on the research they have received, which can include without limitation: research and other services, idea generation, models, expert consultants, political and economic analysts, technical analysts, discussions with research analysts and corporate executives, seminars and conferences. Loomis Sayles uses a software system from a third party vendor, CommciseBuy ("Commcise"), that provides integrated commission management and research valuation functionality. Commcise is used to: track the Research that is provided to and consumed by Loomis Sayles' investment professionals, assess the quality and value of said Research, reconcile the soft dollars generated, track consumption relative to budgets, instruct our CCAs on the payments to our Research providers, and provide an audit trail of Loomis Sayles' research consumption.
The CCAs enable Loomis Sayles to strengthen its relationships with its key broker-dealers, and limit the broker-dealers with whom it trades to those with whom it has FIX connectivity, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to provide greater transparency to its clients in their commission reports.
In addition to trading with the CCA broker-dealers discussed above, Loomis Sayles continues to trade with full service broker-dealers and ECNs, ATSs and other electronic systems.
Aggregation of Orders
When Loomis Sayles believes it is desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Loomis Sayles may (but is not obligated to) aggregate its clients' orders ("Aggregated Orders"), including orders on behalf of affiliated clients and hedge funds, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the cost of the execution of the orders, and the efficiency of the processing of the transactions. Subject to certain exceptions, as provided in the Loomis Sayles Trade Aggregation and Allocation Policies and Procedures, all client accounts participating in an Aggregated Order, including affiliated clients and hedge funds, will participate at the average price at which the Aggregated Order was executed and will bear a pro rata portion of the execution cost of the Aggregated Order.
Orders may be (but are not required to be) added to a block over a reasonable period of time during the trading day without first allocating executed shares if the traders believe that the additional orders are based on the same news item, analyst recommendation or other triggering event that prompted the first order.
Although Loomis Sayles believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for any particular client than might have been obtained if a particular transaction had been effected on an unaggregated basis.
With respect to client accounts that have provided Loomis Sayles with directions to use specific brokers or dealers to execute some or all of their trades, compliance with such directions may in some instances result in such a directed brokerage account not participating in an Aggregated Order. As a result, the directed brokerage account may receive a less favorable price or execution, or incur higher execution costs, in particular transactions than if the directed brokerage account had participated in an Aggregated Order with other client accounts.
LSV Asset Management (LSV).
In selecting brokers for transactions, LSV uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution, i.e., the price and commission which provides the most favorable total cost and proceeds reasonably obtainable under the circumstances. Brokers may be selected on the basis of such factors as the following: the ability to match up natural order flow; the ability to control anonymity; timing or price limits; the quality of the back office; commission rates; use of automation; and/or the ability to provide information relating to the particular transaction or security. LSV periodically evaluates the quality of these brokerage services as provided by various firms.
LSV does not consider itself obligated to choose the broker offering the lowest available commission rate provided that the rate paid is for execution only. LSV keeps informed of rate structures offered by the brokerage community. In the selection of brokers, LSV does not solicit principal or competitive bids unless there is a clear indication that doing so would be in the best interest of its clients. LSV uses algorithmic trading and crossing networks in order to minimize market impact and to trade more efficiently.
Typically, LSV only trades during a rebalance of an investment strategy or upon the receipt of a cash flow request from a client. Cash flow requests, either additional contributions to a client's account or a redemption request, will be traded prior to any rebalance that is currently taking place in the same investment strategy. In the case of a rebalance, LSV may be in the position of buying and/or selling the same security for a number of its clients at roughly the same time. LSV will aggregate such transactions in the same direction if it believes such aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of LSV's investment advisory agreement with each client for which trades are being aggregated.
Because of market fluctuations, the prices obtained on such aggregated transactions within a single day may vary substantially. In order to more equitably allocate the effects of such market fluctuations, for certain transactions, LSV may use an "averaging" procedure. Under this procedure, purchases or sales of a particular security for a client's account will at times be combined with purchases or sales of the same security for other clients on the same day in the same direction. These aggregations typically contain trades for accounts in an investment strategy that is undergoing a rebalance and would be sent to the market at approximately the same time. In such cases, the price shown on the confirmation of the client's purchase or sale will be the average execution price on all of the purchases and sales that are aggregated for this purpose. LSV does not step-out trades from aggregated transactions. Commission costs will be shared pro-rata based on each client's participation in the transactions.
Neuberger Berman Investment Advisers LLC (NBIA).
Orders for the purchase or sale of portfolio securities are placed on behalf of the allocated portion of the fund (the "Fund") advised by Neuberger Berman Investment Advisers LLC ("NBIA") pursuant to the terms of the sub-advisory agreement. In effecting securities transactions, NBIA, on behalf of the allocated portion of the Fund, seeks to obtain the best price and execution of orders. While affiliates of NBIA are permitted to act as brokers for the allocated portion of the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) where such brokers are capable of providing best execution ("Affiliated Brokers"), NBIA generally will not use Affiliated Brokers with respect to the allocated portion of the Fund. For transactions for the allocated portion of the Fund which involve securities traded on the OTC market, NBIA purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities.
Purchases and sales of certain debt securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. Brokerage commissions typically are not paid for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.
The amount of brokerage commissions paid by the allocated portion of the Fund may vary significantly from year to year due to a variety of factors, including the types of investments selected by NBIA, investment strategy changes, changing asset levels, shareholder activity, and/or portfolio turnover.
Commission rates, being a component of price, are considered along with other relevant factors in evaluating best price and execution. In selecting a broker to execute transactions for the allocated portion of the Fund, NBIA generally considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information or services ("research services") provided by those brokers as well as any expense offset arrangements offered by the brokers.
NBIA may use an Affiliated Broker for the allocated portion of the Fund where, in the judgment of NBIA, that firm is able to obtain a price and execution at least as favorable as other qualified brokers.
The use of an Affiliated Broker by NBIA for the allocated portion of the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Before an Affiliated Broker is used, NBIA expressly authorizes the Affiliated Broker to retain such compensation, and the Affiliate Broker would have to agree to comply with the reporting requirements of Section 11(a).
Under the 1940 Act, commissions paid by the Fund to an Affiliated Broker in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, with respect to the allocated portion of the Fund the commissions paid to an Affiliated Broker will be at least as favorable to the Fund as those that would be charged by other qualified brokers having comparable execution capability in NBIA's judgment. NBIA, on behalf of the Fund, does not deem it practicable and in the best interests of the Fund to solicit competitive bids for commissions on each transaction effected by an Affiliated Broker. However, when an Affiliated Broker is executing portfolio transactions on behalf of the Fund, consideration regularly will be given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits an Affiliated Broker from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.
To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that NBIA provides transaction instructions to a broker regarding the same security for more than one investment account at or about the same time, NBIA may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.
In selecting a broker to execute Fund transactions, NBIA considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by non-affiliated brokers.
A committee comprised of officers of NBIA who are portfolio managers of other registered investment companies managed by NBIA (collectively, "Other NB Funds") and some of NBIA's managed accounts ("Managed Accounts") periodically evaluates throughout the year the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the Other NB Funds and the Managed Accounts. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the Other NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the Other NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.
The commissions paid to a broker may be higher than the amount another firm might charge if NBIA determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NBIA believes that those research services benefit the Fund by supplementing the information otherwise available to NBIA. While such research may be used for the Fund's benefit, that research may also be used by NBIA in servicing Other NB Funds and in servicing the Managed Accounts. On the other hand, research received by NBIA from brokers effecting portfolio transactions on behalf of the Other NB Funds and from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund's benefit. In addition, not all research services obtained by NBIA may be used in connection with the Fund.
In certain instances NBIA may specifically allocate brokerage for research services (including research reports on issuers and industries, as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced NBIA's normal internal research activities, NBIA's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, NBIA is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to NBIA by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of NBIA and may be used in connection with clients other than those clients whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, NBIA always considers its best execution obligation when deciding which broker to utilize.
Insofar as Fund transactions result from active management of equity securities, and insofar as Fund transactions result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by the Fund to brokers (including to Affiliated Brokers) may be greater than if securities were selected solely on a long-term basis.
Pacific Investment Management Company LLC (PIMCO).
Investment Decisions and Portfolio Transactions
Investment decisions for PIMCO's allocated portion of the Fund and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including PIMCO's allocated portion of the Fund). Some securities considered for investments by the Fund also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO's trade allocation policy that is designed to ensure that all accounts, including the Fund, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.
PIMCO may acquire on behalf of its clients (including PIMCO's allocated portion of the Fund) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer's capital and debt structure may diverge from those clients exposed to a different portion of the issuer's capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer's capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer's capital and debt structure.
PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO's reasonable judgment, aggregation may result in an overall economic benefit to the Funds and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager's eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account's deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account's investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.
In some cases, PIMCO may sell a security on behalf of a client, including the Fund, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO's other clients, including the Fund, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.
Brokerage and Research Services
There is generally no stated commission in the case of fixed income securities, which are often traded in the OTC markets, but the price paid by the PIMCO's allocated portion of Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by PIMCO's allocated portion of the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by PIMCO's allocated portion of the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.
PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the Fund and buys and sells such securities, options and futures for PIMCO's allocated portion of the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for PIMCO's allocated portion of the Fund the best execution available. In seeking best execution, PIMCO, having in mind the PIMCO's allocated portion of the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by the Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds. Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolio, neither the Fund nor PIMCO will consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
PIMCO places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use broker-dealers that sell Fund shares to effect the Fund's portfolio transactions, the Fund and PIMCO will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund's portfolio transactions. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund would not be reduced in the event that PIMCO and its affiliates received such services.
As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread (sometimes called "soft dollars") for effecting a securities transaction for the Fund in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if PIMCO determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer. PIMCO is typically in a position to make this necessary determination in connection with transactions in equity securities and in other circumstances where there is sufficient transparency to objectively determine the transaction price and commission (e.g., where the commission and transaction price are fully and separately disclosed on the confirmation and the transaction is reported under conditions that provide independent and objective verification of the transaction price), which generally is not the case with transactions in fixed income securities. Accordingly, the provision of brokerage and research services is not typically considered with respect to transactions by the Fund when trading in fixed income securities, although PIMCO may receive research or research-related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Fund.
In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between PIMCO and the Fund because PIMCO does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, PIMCO may have an incentive to select a broker-dealer based upon the broker-dealer's research or brokerage services instead of the broker-dealer's ability to achieve best execution.
As noted above, PIMCO may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
Since the securities in which the Fund invests in consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions. SEC rules further require that commissions paid to such an affiliated broker-dealer, or PIMCO by the Fund on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."
PineBridge Investments LLC (PineBridge).
PineBridge has a fiduciary duty to seek best execution when effecting securities transactions on behalf of its Clients. To fulfill this obligation, PineBridge must not only seek for each transaction, the most favorable commission costs or proceeds under the circumstances, but also the best qualitative execution. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. PineBridge does not expect to use one particular broker, and when one or more brokers are believed capable of providing the best combination of price and execution, PineBridge may select a broker based upon brokerage or research services provided to PineBridge. PineBridge may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided. In placing trade orders in connection with PineBridge's various investment strategies and investment transactions, PineBridge will seek to obtain the most favorable terms and quality of execution for each transaction reasonably available. PineBridge may consider the full range and quality of a broker-dealer's services including, among other things, the execution capability, commission rate, financial condition and responsibility, responsiveness, and the value of research provided. It is the responsibility of PineBridge's investment and/or trading teams to seek to ensure that firm approved broker-dealers are selected for the execution of trades by PineBridge and that they are evaluated in a manner consistent with the Policy.
PineBridge has entered into commission sharing arrangements ("CSAs") with several broker-dealers. These CSAs are administered by a third party, Westminster Research Associates LLC ("Westminster") which provides commission management services. PineBridge may execute transactions with broker-dealers which pay for brokerage and research services and instruct such brokers to share with Westminster a portion of the commissions received from its clients, with respect to transactions PineBridge designates as "soft dollar" commission sharing. Westminster, in its role as administrator, will pay for these third-party research and brokerage products. All third party research and brokerage services must be preapproved by PineBridge Compliance.
In some instances, PineBridge may receive products and services that may be used for both research and non-research purposes. In such instances, PineBridge will make a good faith effort to determine the relative proportion of the products and services used for research purposes and the relative proportion used for non-research purposes. The proportion of the products and services attributable to research purposes may be paid through brokerage commissions generated by client transactions if they qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934; the proportion attributable to non-research purposes will be paid for by PineBridge from its own resources.
It is the policy of PineBridge to allocate investment opportunities and transactions it identifies as being appropriate and prudent among its clients on a fair and equitable basis over time. PineBridge may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of PineBridge that the advantages of combined orders outweigh the possible disadvantages of combined orders.
Portolan Capital Management, LLC (Portolan).
Portolan assumes general supervision over placement of securities orders for the client portfolios it manages. In selecting a broker-dealer for a specific transaction, Portolan evaluates a variety of criteria and seeks to obtain "best execution" after considering a variety of factors such as execution price, reasonableness of commissions, size and type of the transaction, speed of execution, anonymity, transaction settlement, financial condition of the broker-dealer, and reliability and efficiency of electronic trading systems, among other factors. When selecting a broker-dealer, Portolan may also consider a broker-dealer's arranging for participation in road shows and similar access to the management teams of various issuers, the broker-dealer's arranging for access to the research capabilities of the broker-dealer, the effectiveness of industry and company research provided by the broker-dealer and the quality of ideas and analysis provided by the broker-dealer.
On occasion, Portolan will direct trades in over-the-counter securities on an agency basis through Electronic Communication Networks ("ECNs") rather than directing them to a market-maker or a dealer on a principal basis. Portolan will direct trades to ECNs if it believes that use of ECNs will provide best execution for the client, because Portolan believes that by using the ECNs either it can obtain a better price or better access to thinly traded securities that may not be available (or as available) in other markets, or because Portolan believes it can better effect a trading strategy because of the anonymity that trading on the ECNs provides, or in other circumstances because of the facility for block trading.
Clients may pay commissions higher than those obtainable from other broker-dealers in return for the above-described considerations when Portolan determines in good faith that the commissions charged are reasonable relative to the value of the brokerage and research products and services provided by such broker. Portolan monitors its trading activity to measure trade execution quality including comparing prices paid by Portolan with prices in the market. Portolan also uses a broker vote system to obtain qualitative information from its investment and trading team regarding the execution, research and other products and services provided by broker-dealers.
Portolan uses soft dollars for services and products in connection with the execution of transactions, consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended. Portolan may acquire research, analytical, statistical and quotation services, data, information and other services and products that will assist Portolan in the performance of its investment responsibilities with soft dollars that are generated from client brokerage transactions, provided that receipt of such services does not compromise Portolan's obligation to seek the best overall execution for its clients. Portolan may utilize proprietary research (created or developed by the broker-dealer) and research created or developed by a third party. The services paid for using soft dollars may include, but are not limited to, company and industry research publications for use in making investment decisions, Bloomberg, industry-specific periodicals, quotation feeds from the NYSE and other markets, research on markets, industries or companies, data analytics, expert networks, and specific trade conferences for investment research. Portolan does not currently acquire any products or services with soft dollars that have non-research or non-brokerage uses and therefore has not engaged in mixed use allocations.
Portolan may receive research services and products from broker-dealer firms with which Portolan places portfolio transactions or from third parties with which these broker-dealers have arrangements; however, Portolan may acquire research from third parties with soft dollars generated from client transactions only if either (i) the obligation to pay for the services or products rests with the executing broker-dealer, and not Portolan, or (ii) the executing broker-dealer is not directly obligated to pay for the services or products, but pays the third party provider and assures itself that the brokerage commissions directed to it are used only for eligible services and products. The Chief Compliance Officer, or his or her designee, approves all new soft dollar arrangements and reviews all soft dollar arrangements on a regular basis.
When Portolan uses client brokerage commissions to obtain research or other products or services, Portolan will receive a benefit because it will not have to produce or pay directly for the research, products or services that are provided. As a result, Portolan may have an incentive to select a broker-dealer based on its interest in receiving the research or other products or services, rather than on clients' interest in receiving most favorable execution.
All research services received from broker-dealers to whom commissions are paid are used collectively. There is no direct relationship between commissions received by a broker-dealer from a particular client's transactions and the use of any or all of that broker-dealer's research material in relation to that client's account. Portolan may pay a broker-dealer a brokerage commission in excess of that which another broker-dealer might have charged for the same transaction in recognition of research and brokerage related services provided by the broker-dealer.
Broker-dealers may, in addition to their services (and not for any additional compensation), sponsor conferences or seminars or provide so-called "capital introduction services" in which consultants and prospective institutional investors may be introduced to Portolan, consistent with private placement limitations. Portolan does not consider whether it or a related person receives capital introduction services or other client referrals from a broker-dealer or third party in selecting or recommending broker-dealers.
Portolan does not recommend, request or require that a client direct Portolan to execute transactions through a specified broker-dealer. In cases where a client directs Portolan to use a specified broker-dealer(s) to execute all or a portion of their transactions, Portolan will use the broker dealer as directed by the client. When a client directs Portolan to use a particular broker-dealer, Portolan does not negotiate commissions and the client may pay a higher commission. In addition, the transactions generally cannot be included in "block trades" which may produce lower commissions due to volume discounts. Accordingly, when a client directs the use of a particular broker, transactions for such client may not receive best execution, which may cost such client more money.
Portolan frequently purchases or sells the same securities for more than one client account at the same time. In determining whether or not a client account will participate in a "block" or aggregated purchase or sale of a particular security, Portolan considers investment objectives, guidelines and restrictions applicable to the client's account, anticipated subscriptions and redemptions and other liquidity requirements, the size of an available investment, the supply or demand for a particular security at a given price level, and the investment programs and portfolio positions of each client, including any differing regulatory, tax, investment and other considerations. To identify and mitigate potential conflicts associated with trades that are not aggregated or clients not participating in aggregated trades, aggregated trades are monitored in accordance with Portolan's compliance policies.
In the event Portolan aggregates purchase and sale orders for accounts under its management, all client accounts that participate in an aggregated trade receive the average share price for all transactions executed for the aggregated trade order during that trading day and all accounts share in the commissions and other transaction costs relating to such trade order on a pro rata basis. If an aggregated purchase or sale order is not completed, if demand for a security exceeds available supply, and/or if in Portolan's opinion the order cannot be filled in one trading day, the shares executed will be allocated across all participating accounts on a pro rata basis based on each account's net assets at the time of the allocation.
Principal Global Investors, LLC (Principal).
Principal pays for some services with soft dollars however it generally limits its participation in these arrangements annually to an amount that, in its judgment, ensures best execution of client transactions. It is Principal's policy at all times to use all soft dollar credits generated by brokerage commissions attributable to client accounts in a manner consistent with the "safe harbor" established by Section 28(e) of the Securities Exchange Act. Principal also incorporates and adheres to various client specified guidelines and direction regarding such arrangements. All research and resource costs are ultimately reflected in net investment results to clients, whether in the form of direct fees to Principal, or in the form of transaction costs. Principal is highly attentive to both, consistent with the aim of delivering competitive, value added, risk adjusted performance on behalf of clients. Services purchased with soft dollars might include research, brokerage, and products which assist in the investment decision making process. The research and services received through soft dollars arrangements is used to improve the portfolio management process for the portfolios.
Principal seeks to execute securities transactions for clients in such a manner that the client's total costs or proceeds in each transaction are the most favorable under the circumstances. Principal operates in an unbundled commission structure meaning Principal no longer ties research and trade execution together. Principal has over 120 brokers on its approved list and over 40 of these are part of its Commission Sharing Agreement (CSA) process. Principal uses Virtu Financial as their commission aggregator. This gives Principal experienced trading staff complete flexibility to seek best execution on each trade.
Principal evaluates brokers' trade executions on the basis of: (1) their ability to trade orders within the current price range and position difficult blocks, (2) the use and availability of capital, (3) commission rates, (4) the discreet handling of orders, (5) the promptness and accuracy of their settlement process and (6) their ability to generate ideas and add value. Principal uses the firms that rate the highest on these criteria.
To assist in weighing each broker's merits, Principal conducts a semi-annual Broker Vote to assess the quality of execution services received by the trade desk. In addition, Principal utilizes Transaction Cost Analysis to assist in broker evaluation.
The following is a non-exhaustive list of the services or qualities desired from brokers:
  ability to execute and settle trades in a prompt, orderly and satisfactory manner trading flow in securities, ability to have or find the other side of a trade good financial condition
  confidentiality about the order
  availability of information, good lines of communication
  bid-ask spreads, inventory, ability to commit capital
  public offering allocations
  trading costs
  responsiveness to requests and issues, especially during volatile market periods access to quantitative trading tools
  appropriate bids-offers on complex OTC securities
The aggregation of commission credits may unintentionally result in some Principal clients paying a lower amount of commissions compared to another client. Research obtained through CSAs may be used to benefit any Principal client, not limited to the client whose account generated the credits. Research is not allocated to the client accounts in direct proportion to the commission credits that the client account may have earned. Principal may also share research across teams such that clients who did not earn commission credits may receive a benefit from such research. Principal determines and pays a fair and reasonable amount for research out of its own assets to offset those clients who do not participate in the CSA program and therefore do not earn commission credits.
River Road Asset Management, LLC (River Road).
In selecting broker-dealers for client securities transactions, River Road seeks best execution. In seeking best execution, River Road does not necessarily seek the lowest commission but the best overall qualitative execution in the particular circumstances. When evaluating broker-dealers, River Road's policy is to consider the value of any research provided by the broker-dealer, execution capability, commission rate, financial responsibility, and responsiveness. River Road's trading department has full discretion to choose which broker to execute with for any given trade within the confines of River Road's Approved Broker List. In choosing a particular broker for a specific trade execution, the trading department uses both qualitative and quantitative measures.
Some of River Road's brokers also provide River Road with benefits other than execution. When River Road receives research or other products or services other than execution from a broker-dealer or third party in connection with client securities transactions these are "Soft Dollar Benefits" (and known as paying with "soft dollars").
River Road has created the Brokerage Allocation and Review Committee which typically meets twice per year to evaluate broker-dealers:
Execution Only Trades: Trades sent to brokers for "execution only" are evaluated mainly based on the results of third-party best execution testing. River Road engages GTA Babelfish (GTAB) to perform an independent review of the firm's executions. This testing is a post-trade evaluation of the trades executed by each of the firm's executing brokers in the prior year. In addition to execution capability and commission rate, River Road's analysis considers a broker's financial responsibility (via a high-level review of financials and monitoring negative news flow of the broker) and responsiveness (via the trading department's experience with the broker).
Proprietary Soft Dollar Trades: Trades sent to brokers for execution who also provide internally-created research are evaluated using a target commission system. The committee assigns a target commission to each of these brokers for the next year based on the portfolio managers' (and analysts' as appropriate) votes and additional analysis of the value and quality of the broker's research. The committee also considers these brokers' commission rate, financial responsibility, and responsiveness.
Third-Party Soft Dollar Trades: The brokers who execute trades and put a portion of clients' commissions into a pool of money for River Road to use are evaluated based on results of third-party best execution testing. The committee also considers these brokers' commission rate, financial responsibility, and responsiveness. The committee also evaluates the third-party research and services that are being paid for out of the pool of money. If the third party is providing proprietary research, they are typically subject to the target commission system discussed above. Other types of soft dollar eligible third-party services are evaluated on an ongoing basis based on the value and quality of the services provided to River Road by the third party.
River Road utilizes research, research-related products, and other brokerage services on a soft dollar commission basis. River Road's policy is to operate only within the Section 28(e) safe harbor, which requires an adviser to make a good faith determination of the value of the research or services in relation to the commissions paid and to ensure that the research or service provides lawful and appropriate assistance to River Road in the performance of its investment decision-making responsibilities. River Road periodically reviews the firm's soft dollar arrangements, budget, and allocations and monitors the firm's policy.
River Road may cause the fund and other client accounts to pay commissions higher than those charged by other broker-dealers in return for Soft Dollar Benefits (known as paying-up) if River Road makes a good faith determination that such a commission is reasonable in relation to the value of the Soft Dollar Benefits provided by such broker-dealer.
River Road uses Soft Dollar Benefits to service all River Road client accounts and not just accounts that generate the soft dollar credits. Soft Dollar Benefits are not allocated proportionately to the fund or other client accounts based on the soft dollar credits the fund/other client accounts generate. Some client accounts do not generate soft dollar credits at all.
River Road acquires the following types of Soft Dollar Benefits:
Individual security, industry, and macro-economic analysis
  For individual security analysis, River Road received quantitative and qualitative fundamental analysis and research including but not limited to:
  -Current and historical financial data on companies
  -Detailed financial results
  -Price and earnings projections
  -Charts
  -Rankings
  -Forward-looking commentaries
  -Corporate demergers (i.e. spin-offs)
  -Quality of earnings analysis, such as return on capital ratios and operating earnings momentum
  -Quality of financial strength, such as balance sheet/cash flow ratios
  -Corporate credit ratings and data on fixed income securities
  -Insiders, buybacks, and institutional ownership information
  -Corporate governance and management practices information
  -Information on a company's executives and management teams
  -Information and metrics on a company's practices as it relates to ESG and categories of socially responsible investing
  -Company carbon data and metrics
  -Newsletters relating to potential new stock ideas and to specific industry issues
  For macro and industry economic analysis, River Road received quantitative and qualitative analysis including but not limited to:
  -Analysis of global issues across disciplines, regions, and assets classes
  -Analysis of fiscal, monetary, trade, and government policy
  -Analysis of performance of various indices across market capitalizations and investing styles
  -Energy company and transaction valuation and other independent energy research
  -Historical and current commodity prices
  River Road also receives access to attend investor conferences and access to analysts for discussions and presentations directly to River Road.
  Additionally, River Road receives trading research from some broker-dealers, such as information related to liquidity, market structure, trade analytics, and stock execution.
FactSet and Bloomberg
FactSet is an interactive interface that is a primary tool in River Road's investment research workflow. It houses internal investment research and provides a consolidated place where external research can be accessed by portfolio managers, analysts, and other River Road employees. Bloomberg is also an interactive interface where real-time research and trading information can be accessed in a consolidated place.
Data Feeds
River Road also used client brokerage commissions to pay for some data feed services. The data received includes, but is not limited to, security pricing, security reference data, other security data, and benchmark data.
PORTFOLIO TRANSACTIONS
T. Rowe Price Associates, Inc. (T. Rowe Price).
Investment or Brokerage Discretion
Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all or portion of the fund's assets (the sub-fund) are made by T. Rowe Price. T. Rowe Price is responsible for implementing these decisions for the funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. T. Rowe Price and its affiliated advisers entity (the "T. Rowe Price Advisers") may delegate actual trade execution to the trading desks of other T. Rowe Price Advisers and may use these other Price Advisers for certain other trading-related services.
Broker-Dealer Selection
With respect to equity, fixed income, and derivative transactions, and subject to the investment limitations of each fund, T. Rowe Price may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and, in certain cases, research services; designate a broker-dealer to receive selling concessions, discounts, or other allowances; and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.
Fixed Income Securities
In purchasing and selling fixed income securities, T. Rowe Price ordinarily place transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through brokerdealers reflect the spread between the bid and asked prices.
Foreign Currency Transactions
Subject to the investment limitations of each fund, T. Rowe Price may engage in foreign currency transactions (FX) to facilitate trading in or settlement of trades in foreign securities. T. Rowe Price may use FX, including forward currency contracts, when seeking to manage exposure to or profit from changes in interest or exchange rates; to protect the value of portfolio securities; or to facilitate cash management. T. Rowe Price selects broker-dealers that they believe will provide best execution on behalf of the funds and other investment accounts that they manage, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the funds, but each account's trade is individually settled with the counterparty.
Equity Securities
Subject to the investment limitations of each fund, in purchasing and selling equity securities, T. Rowe Price seeks to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to T. Rowe Price than might be paid to other broker-dealers in accordance with Section 28(e) of the 1934 Act (Section 28(e)) and subsequent guidance from regulators.
In selecting broker-dealers to execute the funds' portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity and creditworthiness, general execution and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, T. Rowe Price pay higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.
Best Execution
T. Rowe Price's Global Trading Committee (GTC) oversees the brokerage allocation and trade execution policies for T. Rowe Price. The GTC is supported by the equity and fixed income best execution subcommittees in T. Rowe Price's compliance with the execution policy. The execution policy requires T. Rowe Price to execute trades consistent with the principles of best execution which requires an adviser to take all sufficient steps to obtain the best possible result for the funds taking into account various factors.
Research Benefits
T. Rowe Price relies upon its own research and subject any external research to internal analysis before incorporating it into the investment process.
T. Rowe Price uses equity brokerage commissions in connection with securities transactions consistent with Section 28(e) and other relevant regulatory guidance to acquire brokerage and research services from broker-dealers through commission-sharing arrangements (CSAs). Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides brokerage and research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.
Research services furnished by broker-dealers through which T. Rowe Price effect securities transactions may be used in servicing all accounts (including non-T. Rowe Price funds that may not be permitted to utilize excess commissions to pay for research because of a regulatory prohibition) managed by T. Rowe Price. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by T. Rowe Price in connection with the management of that fund. Each of the T. Rowe Price Advisers may take a different approach to paying for research services in consideration of the regulatory regime and local market practice applicable to each of the T. Rowe Price Advisers.
Consistent with Section 28(e), the external research received from broker-dealers or independent third-party research providers can include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, currency and commodity market analysis, risk measurement analysis, performance analysis, and analysis of corporate, environmental, social and governance responsibility issues. Research services are received in the form of written reports, computer-generated data, telephone contacts, investment conferences, financial models and personal meetings with security analysts, market specialists, access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert network services which  provide access to industry consultants, vendors, and suppliers. The above list is not exhaustive, and T. Rowe Price may consume any other external research or research service that falls within the safe harbor provision of Section 28(e). T. Rowe Price also pays for fixed income research and services directly from its own resources where feasible or required.
Allocation of Brokerage Business
T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. T. Rowe Price makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills. T. Rowe Price may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.
T. Rowe Price may have brokerage relationships with broker-dealers that are, or are an affiliate of, clients that have appointed T. Rowe Price or an affiliate to serve as investment adviser, trustee, or recordkeeper. T. Rowe Price also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with which they transact with or on behalf of our clients.
Evaluating the Overall Reasonableness of Brokerage Commissions Paid
On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of funds and other institutional clients. In evaluating the reasonableness of commission rates, T. Rowe Price may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.
Commission Recapture
Currently, T. Rowe Price does not recapture commissions, underwriting discounts, or selling-group concessions for equity or fixed income securities acquired in underwritten offerings. T. Rowe Price may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.
Block Trading/Aggregated Orders/Order Sequencing
Because certain investment vehicles (including the funds) managed by T. Rowe Price and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. T. Rowe Price's policy is not to favor one client over another in grouping orders for various clients.
The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle's proportionate share of grouped orders reflects the average price paid or received. T. Rowe Price may include orders on behalf of T. Rowe Price Funds and other clients and products advised by T. Rowe Price and their affiliates, including the not-for-profit entities T. Rowe Price Foundation, Inc., the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships, and T. Rowe Price and its affiliates' proprietary investments, in its aggregated orders.
T. Rowe Price and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, T. Rowe Price will make pro-rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro-rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager's long-term vision for the portfolio. Each investment vehicle (including the T. Rowe Price funds) receives the same average share price of the securities for each aggregated order. Because a pro-rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or to satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio's characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.
T. Rowe Price employs certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector- or industry-specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector-specific securities) where the relevant adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits. Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number or type of clients allowed to participate or number of shares offered to T. Rowe Price.
T. Rowe Price has developed written trade sequencing and execution guidelines that they believe are reasonably designed to provide the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to mitigate conflicts of interest when: (i) trading both long and short in the same security; and (ii) shorting a security that is held by other accounts managed by T. Rowe Price that are not simultaneously transacting in the security. Notwithstanding the application of T. Rowe Price's policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that a long or short transaction may have an adverse impact on the market price of the security being traded.
Miscellaneous
The brokerage allocation policies for T. Rowe Price is generally applied to all of their fully discretionary accounts,which represent a substantial majority of all assets under management.
The T. Rowe Price funds do not allocate business to any broker-dealer on the basis of its sales of the funds' shares. However, this does not mean that broker-dealers that purchase fund shares for their clients will not receive business from the fund. T. Rowe Price may give advice and take action for clients, including the funds, that differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.
Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.
The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for T. Rowe Price.
T. Rowe Price has established a general investment policy that they will ordinarily not make additional purchases of a common stock for their clients (including the funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 20%, and in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer's capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer's capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates' clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates' willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer's capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
* For a fund where T. Rowe Price International Ltd. (TRPIL), T. Rowe Singapore Private Ltd. (T. Rowe Singapore), or T. Rowe Price Hong Kong Limited (TRPHK) serves as a sub-subadviser the above disclosure also applies to TRPIL, T. Rowe Singapore, and TRPHK.
Wellington Management Company LLP (Wellington Management).
Brokerage practices
Our core business practices regarding trading and brokerage are set forth below. We have also sought to describe conflicts that arise in connection with the execution of trades for client accounts and the measures we use to manage those conflicts.
Global Trading executes all orders for trades directed by our firm's portfolio managers. Our Global Trading professionals have responsibility for selection of brokers and electronic trading methods, negotiation of commission rates, sequencing of orders, and overall trade execution.
Trades may be executed through electronic trading methods, which include broker- sponsored algorithms and accessing third- party venues, by manually working an order with one or more counterparties, or through direct trading between client accounts. Trading policies are developed and monitored by our cross-functional Order Implementation Risk Committee.
A. HOW WE TRADE LIKE ORDERS
Aggregation of orders
Given our diverse investment platform, we frequently have open orders to buy or sell the same security in more than one client account. When orders are substantially similar, Global Trading typically aggregates them and places a block order with one or more brokers.
Our trading professionals use guidelines in deciding whether to aggregate orders. They consider factors such as: the time frame over which different portfolio managers wish to build, reduce or eliminate a position; price limits and other instructions established by a portfolio manager for a specific order for a client account; client cash flows; the liquidity of the securities involved; and other relevant market information. Orders may be added to a block over a reasonable period of time during the trading day without first allocating executed shares if Global Trading believes that the additional orders are based on the same news item, analyst recommendation or other triggering event that prompted the first order, or that the addition of the orders will not have a material impact on the block order.
While we typically aggregate similar orders, we may not do so in a number of circumstances, including where Global Trading determines that:
         The order is contingent on other executions or order terms such as price sensitivity or urgency to complete the trade differ significantly. In those circumstances, the trader handling the orders attempts to contact the portfolio managers involved to determine whether their intentions will be affected by the terms of the other orders. Once those conversations are concluded, the trader may sequence the orders in the process of seeking best execution. Likewise, when Global Trading becomes aware of new information that it believes might affect a portfolio manager's instructions regarding an order prior to its completion, Global Trading will seek to contact all appropriate portfolio managers and proceed in accordance with any revised instructions. A material change to a portfolio manager's instructions may also result in the separation of that order from the aggregated orders.
         Client account constraints, such as operational rules or broker/dealer selection requirements, may require orders to be traded separately from the aggregate order.
         Trades with low complexity of execution requirements may be traded separately from other orders without a material impact on other orders.
         The order is worked as part of a broader Program Trade, as described in the section on Best Execution.
Client accounts with orders traded separately may receive a different and inferior price from those accounts participating in the aggregate order.
Allocation of executions
As an aggregate order is filled, we allocate securities or cash among the participating accounts pro rata, based on the order size specified by the portfolio manager at the time of order entry. Except as described below, each participating client account receives a percentage of the executed portion of the order based upon each client account's percentage of the entire order. In some circumstances, additional allocation restrictions or preferences are dictated by the local market requirements or the issuer. When an aggregate order is filled through multiple executions, we allocate equity securities, where possible, at the average execution price, accounting for any differences in applicable commission rates across client accounts.
Similarly, we allocate fixed income instruments (including new issues) pro rata at each executed market level. In both cases, we generally round the allocation to a given account to the nearest round trading lot.
When an aggregate purchase or sale order is only partially filled, our allocation of securities or sale proceeds among participating client accounts can deviate from a pro rata allocation because the size of the allocation to a given account fails to meet one or more of the following criteria: a minimum lot size imposed by the issuer, a round trading lot size established by the relevant exchange or market convention, client-directed guidelines setting minimum position sizes, or a minimum allocation amount that we impose based on our judgment regarding the position size needed to attain reasonable liquidity and pricing in the market. In these instances, our Global Trading systems allocate the securities or cash using methods designed to achieve fair and equitable allocations for all clients over time. Sometimes the application of these criteria will prevent a client from participating in the allocation for a purchase or sale order entered for the client's account.
For clients investing in private equity, we follow standard practices with the exception that we take a modified approach for follow-on investments and generally seek to give existing investors in a portfolio company priority in maintaining their pro rata ownership interest; thereafter, we follow the principles outlined above.
While we believe that a pro rata allocation treats clients fairly in most instances, we recognize that a rigid formula will not always lead to a fair and equitable result. Accordingly, Global Trading or any portfolio manager may ask our Chief Compliance Officer (or the Chief Compliance Officer's designee) for an exception to the standard order aggregation and trade allocation processes described above. These exceptions are rare and will be granted only when we believe that all clients will be treated fairly under the proposed allocation.
Initial public offerings of equity securities
The allocation of equity IPOs is described in How we allocate equity IPOs.
B. HOW WE HANDLE COMPETING TRADES
Our diverse investment model often causes us to execute trades for one client that differ from, or conflict with, trades we are executing on behalf of another client. For example, one portfolio manager may be attempting to buy a security for one client account while another portfolio manager is selling the same security for another client. Likewise, one portfolio manager may sell short a security for one client while a different portfolio manager is purchasing the same security in another client account. We seek to obtain best price and most favorable execution on all orders, but one client may receive or appear to receive a more favorable outcome.
Contra orders
We execute contra orders (orders on opposite sides of the market) for accounts we manage in a manner designed to provide adequate market exposure to both orders. We generally place contra orders with different broker/dealers, but also use electronic trading methods when Global Trading determines that those methods offer adequate market exposure for the trades. Trades may be sequenced or executed at different terms than they otherwise would, in the interest of achieving best execution while also providing adequate market exposure for all orders. We do not consider trades executed through electronic trading methods with adequate market exposure to be direct trades.
We purchase securities from a broker to which we have recently sold the same securities when we believe that doing so is consistent with seeking best execution, particularly where that dealer is one of a limited number of brokers who hold or deal in those securities. We do not consider trades executed in this manner to be direct trades between client accounts.
C. OUR BROKERAGE PRACTICES
Our firm's relationships with broker/dealers, particularly those affiliated with large financial services organizations, are complex. We use broker/ dealers to execute trades on behalf of clients, but we also have many other relationships with them. Some examples include:
         We invest client assets in securities issued by broker/dealers or their affiliates;
         We provide investment management services to certain broker/dealers or their affiliates;
         Broker/dealers serve as counterparties to a variety of investment instruments, including derivatives that we manage on behalf of our clients;
         Certain broker/dealers serve as prime brokers to one or more of our Sponsored Funds;
         Certain broker/dealers provide both internally generated and third-party research and analytics to us as part of trade executions that we place on behalf of our clients;
         Family members of some of our personnel, including members of Global Trading, are employed by broker/dealers and third- party research providers; and
         Certain broker/dealers distribute some of our Sponsored Funds.
         Certain broker/dealers act as agents for securities borrowing programs for Sponsored Funds where the lenders may be entities that also, separately, have accounts advised by us.
All of these relationships pose the potential for a conflict in the selection of broker/dealers to execute trades in client accounts. For example, we understand that our firm has an incentive to select broker/dealers that provide research in connection with client trade executions or that confer some other benefit to us or our personnel.
One way we manage the conflicts created by these multifaceted relationships is through our structure. We have assigned responsibility for different activities to separate and distinct business groups within our firm. All of our trading activity is directed by Global Trading, while investment matters are handled by the appropriate portfolio management and research teams with assistance from our investment implementation support. Client relationships are managed by the Client Group. Global Trading also assigns coverage of trading relationships with broker/dealers so that no member of Global Trading is in a position to direct trades to a family member employed by a broker/dealer.
In addition to these structural arrangements, we manage the conflicts in our relationships with broker/dealers through our policies, as described below.
Best Execution
We seek best available price and most favorable execution (Best Execution) of the orders directed by our portfolio managers. We define Best Execution as a process, not a result: it is the process of executing portfolio transactions at prices and, if applicable, commissions that provide the most favorable total cost or proceeds reasonably obtainable under the circumstances (taking into account all relevant factors). Trading practices, regulatory requirements, liquidity, public availability of transaction information and commission structures vary considerably from one market to another. Best Execution incorporates many such factors, as well as the portfolio manager's investment intentions, and involves an evaluation of the trading process and execution results over extended periods. We regularly monitor our trade executions to assess our effectiveness in seeking Best Execution and use third-party analysis where applicable. We can never know with certainty that we have achieved Best Execution on any given trade, but we believe that over time we do achieve Best Execution.
Global Trading may choose to trade a portfolio of multiple securities with a single broker/dealer at a time (Portfolio Trades) to access aggregated liquidity more efficiently. The individual transactions may be executed at better or worse prices than similar transactions in the same securities that day in the interest of achieving Best Execution and maximizing the overall benefit to our clients.
Broker/dealer selection
An essential component of seeking Best Execution is broker/dealer qualification. We maintain a broad list of approved broker/dealers through which we can execute trades in client accounts. Each of our traders has discretion to decide which of those broker/dealers to use in executing specific transactions. The trader considers the wide range of brokerage services and capabilities applicable to a particular transaction and attempts to select a broker/dealer that is among those most capable of providing Best Execution. On any given trade, the relevant brokerage services and capabilities can include the ability to execute a difficult or unique trade, the ability to provide anonymity and confidentiality, the breadth of the broker/dealer's counterparty relationships, the likelihood of execution, the likelihood and timeliness of settlement, the broker/dealer's underwriting capabilities, its use of automation, and its willingness to commit capital. The applicability and importance of specific criteria will vary depending on the nature of the transaction, the market in which it occurs, and the number of broker/dealers that are capable of executing the transaction. A trader may or may not solicit bids from multiple broker/dealers based on that trader's judgment of the expected impact of a broad solicitation on the execution of that transaction.
In seeking Best Execution, eligible orders may be executed through electronic trading methods where broker/dealer selection is based on predetermined criteria.
While a trader does not consider research services when selecting a broker/dealer, we may execute orders with broker/dealers that provide research services to us when the trader handling the order believes that the broker/dealer can provide Best Execution.
Foreign currency transactions
We generally use broker/dealers to execute foreign currency transactions. However, we trade foreign currency through a client's custodian when legal requirements or operational considerations make executing through a broker/dealer impractical. For example, we issue standing instructions to client custodians to effect foreign currency transactions related to the repatriation of income.
Counterparty risk
We recognize that, as a by-product of investing, counterparty exposure is an unavoidable risk for all client accounts. We seek to preserve the ability of clients to take advantage of investment opportunities while prudently mitigating counterparty risk through counterparty selection and monitoring, trading discipline, standardized over-the-counter agreement terms and dedicated operational functions that oversee confirmation of trades, collateral management and pricing. Our traders execute transactions only with approved counterparties.
We periodically review all trading counterparties under a risk-based framework. The extent and timing of these reviews vary based on our assessment of the potential risks associated with the type of trading we conduct with that counterparty. We use both internal and external analysis in conducting these reviews, as appropriate. While we believe that these measures reduce the risk that a counterparty default will have a major impact on client accounts, they cannot guarantee that investment losses associated with a major counterparty default will be averted.
Commission rates
When applicable, brokerage commissions play an important role in our evaluation of Best Execution. As with other aspects of Best Execution, we believe that an analysis of commission costs must be multifaceted. The most appropriate commission on a trade is not always the lowest available commission. Many orders require skills and/or services that are not available at the lowest possible commission rate. The trader seeking to execute a specific order has full discretion to pay the commission rate necessary to pursue Best Execution of the order and selects a specific broker/dealer and commission rate based on their assessment of the execution requirements for the particular order.
We negotiate commission rates with broker/dealers in advance of trading based on the various types of trade execution that our client accounts may need. In many cases, we also negotiate commission rates with broker/dealers to include research services that are bundled with execution services. We attempt to negotiate rates that maximize the benefits received by our clients for their commission expenditures. Those benefits can include, but are not limited to, trade execution, the willingness and ability to commit capital and the availability of investment research provided by the broker/dealer. While some client accounts routinely make use of a range of services provided by broker/dealers, an account may make use of a particular service only rarely, if at all. As we cannot always predict when orders for a client account will require a particular service, we believe that access to the full range of services provided by broker/dealers generally benefits all client accounts. In the case of client accounts managed in strategies that we deem wholly systematic; Wellington Management has negotiated reduced commission rates for US algorithmic executions that we deem eligible. The reduced commission rates reflect their limited use of direct research. When orders for these client accounts are aggregated with other like orders for different strategies, the lower rate is not available. Global Trading retains discretion to determine whether the aggregation of orders is appropriate.
Client commissions and research benefits
Our investment professionals use research provided by broker/dealers (Research Services) in their decision making process. Research Services include written material and analyses, conversations with analysts at the research firms, meetings with corporate management and access to experts in a variety of fields, such as government officials, doctors, researchers, lawyers and scientists. Some of these Research Services are proprietary services developed by the broker/dealers themselves, and some of these Research Services are sourced from and developed by third-party research firms.
We believe that our clients benefit from our access to Research Services. Research Services can supplement our own internal research, particularly with respect to smaller issuers or niche markets. Research Services can also help investment professionals understand external perspectives on a given issuer, market or topic. However, market practices, regulatory constraints and our own choices regarding the provision of Research Services give rise to a number of conflicts between us and our clients and among our clients.
In most cases, broker/dealers provide Research Services as part of a package of services bundled with client trade execution services. Our clients generally pay trading commissions that cover both the cost of Research Services and the cost of execution services. (The portion of the bundled commission that goes towards payment for Research Services is often referred to as "soft dollars" or "soft commissions.") This practice creates a conflict between us and our clients. When client accounts pay bundled commission rates that include credits for Research Services, the commission rates are higher than the lowest available rate. While these trading commissions are paid for by our clients' accounts, the Research Services are provided to us. We thus receive a benefit because we do not have to pay for the Research Services ourselves. As a result, we may have an incentive to select broker/dealers based on our interest in receiving Research Services instead of our clients' interest in receiving the most favorable execution.
In some cases, a broker/dealer may execute a portion of an equity trade order using securities or cash from its own inventory in order to complete the transaction. In these instances, client trades executed at higher bundled commission rates will not yield all the Research Service credits anticipated at the time we placed the order, because commissions paid for the portion of the order executed by the broker/dealer as principal are not eligible to pay for Research Services.
Our approach to sharing research among our investment professionals also generates a conflict among our clients. We do not attempt to link soft commissions generated by a client's trading activity to Research Services that are specifically used by the investment professionals making investment decisions for that client's portfolio. Rather, we use the pool of soft commissions generated by all eligible client trading activity to pay for Research Services consumed by any of our investment professionals. While we believe that all of our clients benefit from our robust investment discussion across asset classes and investment approaches, some clients contribute more directly to the cost of obtaining Research Services used to inform that discussion.
The use and importance of Research Services to an individual portfolio manager's day-to-day investment process varies among our diverse investment styles. The breadth of use for a given Research Service also varies based on its content. Some Research Services cover topics of wide interest that benefit a broad group of client accounts, while others cover specialized topics that benefit a narrower segment of accounts. In addition, some client accounts generate more trading commissions than others. For example, mark-ups and mark- downs charged by broker/dealers (in lieu of commissions) for transactions in fixed income securities, currencies and derivatives are typically ineligible for Research Service credits, and some investment approaches trade based only on quantitative inputs or simply trade less frequently than others. As a result of these and other similar factors, some client accounts whose commissions pay for Research Services may not directly benefit from them, and some client accounts may benefit from Research Services without generating commissions that pay for them.
We may use some Research Services both to assist in the investment process and for other business purposes. In these "mixed use" circumstances, we will either allocate the cost of the services between client commissions and our own resources based on the proportionate use for each purpose, or we will pay for the entire service ourselves.
The business model bundling trade execution with Research Services prevails in most markets where we do business and manage client assets. However, in January 2018, rules regarding the use of client commissions to acquire Research Services took effect in the European Union (EU) (these rules were implemented in, and remain in effect in, the United Kingdom (UK)). Those rules, the conflict between those rules and the regulatory requirements in other major markets and the manner in which we have chosen to respond to those rules combine to generate additional conflicts between us and our clients and among our clients.
Following the implementation of the EU rules, our relevant European affiliates pay for Research Services related to our European and UK business out of their own resources. The remainder of our business continues to obtain Research Services under the bundled model. Client accounts that we consider to be part of our European and UK business pay execution only rates on their equity trades, and as such these accounts pay lower overall commission rates on equity trades than in accounts not considered part of our European or UK business including when their orders are aggregated with orders for other accounts.
Trades executed using broker capital
We engage broker/dealers as "at risk" counterparties to trades for client accounts (capital trades). Capital trades require broker/dealers to place their own capital at risk with respect to either the particular security or the collection of securities that is the subject of the client order. We use capital trades as part of the ongoing management of client accounts, as well as to facilitate account transitions. However, capital trades are not used proportionately across all client accounts and may not be used at all for some accounts. As with all transactions, we exercise our judgment in determining whether a capital trade is consistent with seeking Best Execution under the circumstances.
Although we may establish a stated commission rate in connection with these transactions, our assessment of Best Execution for these trades focuses on the prices our clients receive (taking into account all relevant factors), rather than the commissions paid. These prices may be influenced by the size of our past and future business with respect to all of our clients' trading activity with a broker/dealer. In any given situation, we may alter the terms of a principal bid trade after they have been agreed upon, if we believe that the terms negotiated have become unfair either to our clients or the broker/dealer due to changed circumstances.
Affiliated brokers
We do not own or control a broker/dealer that executes securities trades for client accounts. Clients, including registered mutual funds, that have trading restrictions and/or reporting obligations with respect to principal or agency transactions with particular brokers or dealers are required to notify us in writing of those affiliations and any associated trading restrictions for their accounts.
D. HOW WE MANAGE OTHER TRADING-RELATED COSTS
A trader may fulfill a single order through a number of smaller transactions. The number of participating accounts, aggregation of other like orders, execution strategy, market structure, liquidity and the number of execution venues used can result in multiple transactions. The number of transactions per order tends to increase where the liquidity of the security is low or where the firm's overall aggregate order size for a security is large. A client may incur significant trade ticket, custody and related fees due to multiple transactions. The impact of these costs tends to be higher for smaller accounts or for accounts invested in certain markets. We may, in our sole discretion, accept client instructions to impose minimum transaction amounts on that client's account on a "best efforts" basis in order to manage the cost of trading the account. Instructions of this type are likely to cause the client's order to be traded after any aggregated orders that do not have similar restrictions. (See Aggregation of orders.)
William Blair Investment Management, LLC (William Blair).
Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by William Blair. In purchasing and selling portfolio securities, William Blair seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by William Blair's other clients. Portfolio transactions may increase or decrease the return of a fund depending upon William Blair's ability to correctly time and execute such transactions.
Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and that include the net price, confidentiality, reliability, integrity, size and nature of the transaction and the market in which it is to occur and any other services that the broker has provided. William Blair does not consider the sale of fund shares in selecting brokers. William Blair determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for William Blair's other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, William Blair may assign the transaction to a broker that has furnished research services, but William Blair has no agreement, formula or policy as to allocation of brokerage with any broker.
William Blair uses broker-dealers that provide research to execute client transactions or generate commission sharing credits to pay for research under commission sharing arrangements. These kind of arrangements are known as "soft dollar" arrangements. Section 28(e) of the Securities Exchange Act of 1934 permits William Blair to pay higher commissions if it can demonstrate the commissions are reasonable in relation to the research or brokerage services received. William Blair receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to William Blair, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to William Blair.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.
Shares of underlying funds (other than ETFs) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. The Board of Trustees of each underlying Fidelity® fund has designated the underlying fund's investment adviser as the valuation designee responsible for that fund's fair valuation function and performing fair value determinations as needed. References below to the Committee refer to the Fair Value Committee of the fund's adviser or an underlying Fidelity® fund's adviser, as applicable.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity® non-money market fund, are valued as follows:
Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. Strategic Advisers through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
Portfolio securities and assets held by an underlying Fidelity® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.
At such intervals as they deem appropriate, the Trustees of an underlying Fidelity® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION
Shares of the fund are offered only to certain clients of Strategic Advisers or its affiliates that have granted Strategic Advisers discretionary investment authority. If you are not currently a client in a discretionary investment program offered by Strategic Advisers or its affiliates, please call 1-800-544-3455 for more information.
Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers LLC or its affiliates from mutual funds for investment management or certain other services.
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Fund of Funds. Because the fund is expected to invest in underlying funds in a fund of funds structure, the fund's realized losses on sales of shares of an underlying fund may be indefinitely or permanently deferred as "wash sales." Distributions of short-term capital gains by an underlying fund will be recognized as ordinary income by the upper-tier fund and would not be offset by the upper-tier fund's capital loss carryforwards, if any. Capital loss carryforwards of an underlying fund, if any, would not offset net capital gains of the upper-tier fund or of any other underlying fund.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Nancy D. Prior is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Nancy D. Prior (1967)
Year of Election or Appointment: 2023
Trustee
Chair of the Board of Trustees
Ms. Prior also serves as Trustee of other funds. Ms. Prior serves as a Senior Adviser at Fidelity Investments (investment adviser firm, 2021-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2018-present) and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2018-present). Prior to her retirement, Ms. Prior held a variety of positions at Fidelity Investments (2002-2020), including President of Fixed Income (2014-2020),), President of Multi-Asset Class Strategies  (2017-2018), President of Money Markets and Short Duration Bonds  (2013-2014), and President of Money Markets  (2011-2013). Ms. Prior also served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Vice President of Global Asset Allocation Funds (2017-2019), Vice President of Fidelity's Bond Funds (2014-2020), and Vice President of Fidelity's Money Market Funds (2012-2020).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair Emerita (2024-present) and past Chair (2014-2023) and Chief Executive Officer (2013-2023) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2017-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Overseer of the Boston Symphony Orchestra (2014-2023), Member of the Board of Directors (2016-2023), Member of the Executive Committee (2019-2023) and Secretary (2022-2023) of The Advertising Council, Inc., Member of the Board of Directors of The Ad Club of Boston (2020-2023), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Harold Singleton III (1962)
Year of Election or Appointment: 2023
Trustee
Mr. Singleton also serves as Trustee of other funds. Mr. Singleton is a member of the Board of Directors of Hershey Trust Company (2023-present). Previously, Mr. Singleton served as a member of the Board of Directors and Chair of the Audit Committee of WisdomTree, Inc. (global investment manager, 2022-2023). He also served as Vice President, Managing Director/Head of Manager Selection and Portfolio Construction (2016-2022) and Vice President/Head of Client Portfolio Management (2014-2016) of Lincoln Financial Group (insurance and retirement services). Mr. Singleton also served as a member of the Board of Directors and Investment Committee of The Vantagepoint Funds (2013-2014). Mr. Singleton served in various capacities at PineBridge Investments (global investment manager), including Managing Director, Head of Asset Management Companies and Global Head of Retail and Intermediary Sales (2010-2012), Managing Director, Global Head of Equity and Fixed Income Product Specialists (2009-2010) and Managing Director, Equity Product Specialist (Client Portfolio Manager) (2007-2010). He also served as Chairman of the Board of Directors of PineBridge East Africa (2011-2012) and PineBridge Taiwan (2011-2012). Mr. Singleton formerly served in various equity portfolio management and analyst positions, including at UBS Global Asset Management (2003-2006), Metropolitan West Capital Management (2000-2003) and Brinson Partners (investment manager, 1996-2000). Mr. Singleton is a Life Trustee, member of the Executive Committee and Chair of the Investment Committee of the Board of Trustees of the Illinois Institute of Technology (2012-present) and Chair of the Investment Committee (2010-present) of the Executive Leadership Council (nonprofit).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations+
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Heather Bonner (1977)
Year of Election or Appointment: 2023
President and Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz is a Senior Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present. Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee is a Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments. Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
+ The information includes principal occupation during the last five years.
Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.
The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund's Treasurer, the fund's Chief Financial Officer, the fund's CCO, personnel responsible for the internal audit function of FMR LLC, and the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund , (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund's and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process from the fund's Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will discuss regularly and oversee the review of the fund's major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund's service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund's compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.
The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the Statement of Policy Relating to Personal Investing by the Independent Trustees and Independent Advisory Board Members. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation.
During the fiscal year ended May 31, 2023, each committee held the number of meetings shown in the table below:
COMMITTEE	NUMBER OF MEETINGS HELD
Audit and Compliance Committee	5
Governance and Nominating Committee	4

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2023.
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Charles S Morrison	Nancy D Prior
Strategic Advisers® U.S. Total Stock Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Mary C Farrell	Karen Kaplan	Christine Marcks	Harold Singleton III
Strategic Advisers® U.S. Total Stock Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	over $100,000	none	none

DOLLAR RANGE OF FUND SHARES	Heidi L Steiger
Strategic Advisers® U.S. Total Stock Fund	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

The following tables set forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ending May 31, 2025, or calendar year ended December 31, 2023, as applicable.
Compensation Table(A)
		AGGREGATE COMPENSATION FROM A FUND	ACCRUED VOLUNTARY DEFERRED COMPENSATION FROM A FUND
Strategic Advisers® U.S. Total Stock Fund(B)	MARY C FARRELL	$52,135	$0
	KAREN KAPLAN	$45,335	$0
	CHRISTINE MARCKS	$45,335	$0
	HAROLD SINGLETON III(C)	$0	$0
	HEIDI L STEIGER	$52,513	$0

(A) Howard E. Cox, Jr., Charles S. Morrison, and Nancy D. Prior are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).
(B) Estimated for the fund's first full fiscal year.
(C) Mr. Singleton III serves as a Trustee of Fidelity Rutland Square Trust II effective January 1, 2024.
	TOTAL COMPENSATION FROM THE FUND COMPLEX(A)	VOLUNTARY DEFERRED COMPENSATION FROM THE FUND COMPLEX
MARY C FARRELL	$345,000	$0
KAREN KAPLAN	$300,000	$0
CHRISTINE MARCKS	$300,000	$0
HAROLD SINGLETON III	$0	$0
HEIDI L STEIGER	$347,500	$0

(A) Reflects compensation received for the calendar year ended December 31, 2023, for 14 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred.

As of the public offering of shares of the fund, 100% of the fund's total outstanding shares was held by Strategic Advisers and/or another entity or entities of which FMR LLC is the ultimate parent.

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers, FDS, FIAM LLC, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
As of December 31, 2023, Equitable Holdings, Inc. ("EQH") owns approximately 3.6% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. ("AB Holding Units"). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, "General Partner") is the general partner of both AllianceBernstein Holding L.P. ("AB Holding") and AB. AllianceBernstein Corporation owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in AllianceBernstein.
As of December 31, 2023, the ownership structure of AllianceBernstein, including limited partnership units outstanding as well as the general partner's 1% interest, is as follows: EQH and its subsidiaries, 59.8%; AB Holding, 39.5%; Unaffiliated holders, 0.7%.
Including both the general partnership and limited partnership interests in AB Holding and AllianceBernstein, EQH and its subsidiaries had an approximate 61.2% economic interest in AllianceBernstein as of December 31, 2023.
ArrowMark is a 100% employee owned SEC-registered investment adviser. ArrowMark's executive team and control persons include; David Corkins, Founding Partner, Karen Reidy, Founding Partner, Kaelyn Abrell, Partner, Sanjai Bhonsle, Partner, Brian Schaub, Partner, Chad Meade, Partner, Robin Beery, Partner, Rick Grove, Chief Compliance Officer, Kirk Reid, Chief Operating Officer and Partner, and Blake Rice, General Counsel.
 BlackRock Investment Management, LLC (BlackRock) is a registered investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc.
Boston Partners Global Investors, Inc. (Boston Partners) is an SEC-registered Investment Advisor which is a wholly-owned indirect subsidiary of ORIX Corporation of Japan.
Brandywine Global, a registered investment adviser, has its principal office at 1735 Market Street, Philadelphia, Pennsylvania 19103. Brandywine Global operates as an indirect wholly owned subsidiary of Franklin Resources, Inc (Franklin Templeton).
DESIM is a registered investment adviser. DESIM's main office is located at 1166 Avenue of the Americas, Ninth Floor, New York, New York 10036. DESIM is a wholly owned subsidiary of D. E. Shaw & Co., L.P. ("DESCO LP"). D. E. Shaw & Co., Inc. ("DESCO Inc.") is the general partner of DESCO LP. Dr. David E. Shaw is the president and sole shareholder of DESCO Inc.
FDS is a registered investment adviser. FMR LLC is the ultimate parent company of FDS. Information regarding the ownership of FMR LLC is disclosed above.
FIAM is a registered investment adviser. FMR LLC is the ultimate parent company of FIAM. Information regarding the ownership of FMR LLC is disclosed above.
FIL Limited, a Bermuda company formed in 1969, is the ultimate parent company of FIA and FIA(UK). Members of the Johnson family, including Abigail Johnson, are the predominant owners, directly or indirectly through trusts or other legal structures, of FIL Limited. While the Johnson family's ownership of FIL Limited voting stock may fluctuate from time to time as a result of changes in the total number of shares of FIL Limited voting stock outstanding, it normally represents more than 25% of the total votes which may be cast by all holders of FIL Limited voting stock. No natural person, directly or indirectly, owns 25% or more of the shares or holds 25% or more of the voting rights in FIL Limited, or directly or indirectly has the right to appoint or remove a majority of the directors of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.
Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings LLC. Geode was founded in January 2001 to develop and manage quantitative investment strategies and to provide advisory and sub-advisory services.
GW&K is a U.S. Securities and Exchange Commission registered investment adviser. GW&K is an affiliate of Affiliated Managers Group, Inc., a publicly traded global asset management company (NYSE:AMG). GW&K operates independently and autonomously, with AMG holding a majority interest in the firm as GW&K's institutional partner. The balance of the firm is owned by GW&K's partners, who are responsible for the day-to-day management and operation of GW&K.
JPMorgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMorgan is located at 277 Park Avenue, New York, NY 10172.
Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles' sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC ("Natixis LLC"). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
LSV, a registered investment adviser, has its principal office at 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is a Delaware general partnership between its management team and current and retired employee partners, owners of a majority position, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position.
Neuberger Berman Investment Advisers LLC ("NBIA"), with its principal offices at 1290 Avenue of the Americas, New York, New York 10104, is a registered investment adviser and an indirect subsidiary of Neuberger Berman Group LLC ("NBG"). NBG is a holding company that through its subsidiaries provides a broad range of global asset management services. NBG's voting equity is owned by NBSH Acquisition LLC ("NBSH"). NBSH is owned by current and former employees, directors and consultants and, in certain instances, their permitted transferees.
PIMCO is a registered investment adviser. PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC ("Allianz Asset Management") with minority interests held by Allianz Asset Management U.S. Holding II LLC, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. The managing member of Allianz Asset Management has substantially delegated its management and control of Allianz Asset Management to a Management Board. The Management Board of Allianz Asset Management is comprised of Tucker Fitzpatrick.
PineBridge is an SEC-registered investment adviser with its principal office located at Park Avenue Tower, 65 E. 55th St, New York, New York 10022. Registered as an investment adviser since May 1983, PineBridge was formerly known as AIG Global Investment Corporation. PineBridge is currently an indirect subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group ("PCG"), an Asia-based private investment group. PCG is majority owned by Richard Li Tzar Kai. As of February 29, 2024, PineBridge and its affiliates had approximately $165.4 billion in assets under management.
Portolan is an SEC-registered investment adviser located in Boston, Massachusetts and was founded by George McCabe, the portfolio manager, in November, 2004. George McCabe is the principal owner of Portolan.
Principal, a registered investment adviser, has its principal office at 801 Grand Avenue, Des Moines, Iowa 50392. Principal is a diversified asset management organization and an indirect wholly-owned subsidiary of Principal Financial Group, Inc. ("PFG"). PFG is a public company listed on the NASDAQ offering a wide range of financial products and services through a diverse family of financial services companies.
River Road is a registered investment adviser and Affiliated Managers Group, Inc. holds an indirect, majority equity interest in River Road, and members of River Road's senior management team hold a substantial minority equity interest in the firm.
T. Rowe Price is a registered investment adviser. T. Rowe Price Group, Inc., a publicly-traded financial services holding company (NASDAQ: TROW), owns 100% of the stock of T. Rowe Price and all of its subsidiaries.
Wellington Management, a registered investment adviser, has its principal office at 280 Congress Street, Boston, Massachusetts, 02210. The Managing Partner of Wellington Management Company LLP is Wellington Investment Advisors Holdings LLP. The ultimate parent company of the Wellington Management organization is Wellington Management Group LLP, a Massachusetts private limited liability partnership owned by its partners, all of whom are fully active in the business of the firm. No single partner owns or has the right to vote more than 5% of the Partnership's capital.
William Blair is a limited liability company that is 100% owned by WBC Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WBC Holdings, L.P., WBC GP, L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is composed of Stephanie Braming, Cissie Citardi, Peter Dalrymple, Ryan J. DeVore, Robert J. Duwa, Brent W. Gledhill, Scott McLaughlin, Patrick Quinn, Beth Satterfield, Anurag Sharma and Matt Zimmer.
Strategic Advisers, the sub-adviser(s), the sub-subadviser(s) (if any), (the Investment Advisers), Fidelity Distributors Company LLC (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.
The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Strategic Advisers has retained AllianceBernstein L.P., ArrowMark Colorado Holdings LLC, BlackRock Investment Management, LLC, Boston Partners Global Investors, Inc., Brandywine Global Investment Management, LLC, D. E. Shaw Investment Management, L.L.C., FIAM LLC, FIL Investment Advisors, Fidelity Diversifying Solutions LLC, GW&K Investment Management, LLC, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Loomis, Sayles & Company, L.P., Neuberger Berman Investment Advisers LLC, Pacific Investment Management Company LLC, PineBridge Investments LLC, Portolan Capital Management, LLC, Principal Global Investors, LLC, River Road Asset Management, LLC, T. Rowe Price Associates, Inc., Wellington Management Company LLP, and William Blair Investment Management, LLC to serve as sub-advisers for the fund.
FDS, in turn, has retained FMR UK, FMR H.K., and FMR Japan to serve as sub-subadvisers for the fund.
FIAM, in turn, has retained FMR UK, FMR H.K., and FMR Japan to serve as sub-subadvisers for the fund.
FIA, in turn, has retained FIA(UK) to serve as a sub-subadviser for the fund.
The sub-advisers do not sponsor the fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.
In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.
Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Under the terms of separate agreements between Strategic Advisers and the fund's transfer agent and service agent, Strategic Advisers or an affiliate is responsible for the payment of any fees associated with the transfer agent and service agent agreements. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.
For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s); provided, however, that the fund's maximum aggregate annual management fee will not exceed 0.65% of the fund's average daily net assets.
In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2027. The fee waiver will increase returns.
Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.
Sub-Adviser - AllianceBernstein. The fund and Strategic Advisers have entered into a sub-advisory agreement with AllianceBernstein pursuant to which AllianceBernstein may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays AllianceBernstein fees based on the net assets of the portion of the fund managed by AllianceBernstein pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by AllianceBernstein under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by AllianceBernstein pursuant to that Strategy.
Sub-Adviser - ArrowMark. The fund and Strategic Advisers have entered into a sub-advisory agreement with ArrowMark pursuant to which ArrowMark may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays ArrowMark fees based on the net assets of the portion of the fund managed by ArrowMark pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by ArrowMark under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by ArrowMark pursuant to that Strategy.
Sub-Adviser - BlackRock. The fund and Strategic Advisers have entered into a sub-advisory agreement with BlackRock pursuant to which BlackRock may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays BlackRock fees based on the net assets of the portion of the fund managed by BlackRock pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by BlackRock under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by BlackRock pursuant to that Strategy.
Sub-Adviser - Boston Partners. The fund and Strategic Advisers have entered into a sub-advisory agreement with Boston Partners pursuant to which Boston Partners may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Boston Partners fees based on the net assets of the portion of the fund managed by Boston Partners pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Boston Partners under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Boston Partners pursuant to that Strategy.
Sub-Adviser - Brandywine Global. The fund and Strategic Advisers have entered into a sub-advisory agreement with Brandywine Global pursuant to which Brandywine Global may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Brandywine Global fees based on the net assets of the portion of the fund managed by Brandywine Global pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Brandywine Global under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Brandywine Global pursuant to that Strategy.
Sub-Adviser - DESIM. The fund and Strategic Advisers have entered into a sub-advisory agreement with DESIM pursuant to which DESIM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays DESIM fees based on the net assets of the portion of the fund managed by DESIM pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by DESIM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by DESIM pursuant to that Strategy.
Sub-Adviser - FDS. The fund and Strategic Advisers have entered into a sub-advisory agreement with FDS pursuant to which FDS may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FDS fees based on the net assets of the portion of the fund managed by FDS pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by FDS under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FDS pursuant to that Strategy.

The following fee rate schedules apply to the mandates below.
U.S. Equity Large Cap Plus: 0.28% on the first $100 million in assets; 0.24% on the next $400 million in assets; and 0.17% on any amount in excess of $500 million in assets.
U.S. Equity Small Cap Plus: 0.28% on the first $100 million in assets; 0.24% on the next $400 million in assets; and 0.17% on any amount in excess of $500 million in assets.
On behalf of the fund, FDS, in turn, has entered into sub-subadvisory agreement(s) with FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). Pursuant to the sub-subadvisory agreement, FDS may receive from the sub-subadviser(s) investment research and advice on issuers outside the United States (non-discretionary services) and FDS may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FDS believes it would be beneficial to the fund (discretionary services). FDS, not the fund, pays the sub-subadviser(s).
Sub-Adviser - FIAM. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIAM pursuant to which FIAM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIAM fees based on the net assets of the portion of the fund managed by FIAM pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIAM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIAM pursuant to that Strategy.
The following fee rate schedules apply to the mandates below.
Large Cap Value Enhanced Index: 0.14% on the first $100 million in assets; 0.12% on the next $100 million in assets; and 0.10% on any amount in excess of $200 million in assets.
Small Cap Core: 0.35% on all assets.
Sector Managed: 0.255% on all assets.
Small Company: 0.35% on all assets.
U.S. Equity: 0.26% on the first $500 million in assets and 0.215% on any amount in excess of $500 million in assets.
On behalf of the fund, FIAM, in turn, has entered into sub-subadvisory agreement(s) with FMR UK, FMR H.K., and FMR Japan. Pursuant to the sub-subadvisory agreement(s), FIAM may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIAM may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIAM believes it would be beneficial to the fund (discretionary services). FIAM, not the fund, pays the sub-subadviser(s).
Sub-Adviser - FIA. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIA pursuant to which FIA may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIA fees based on the net assets of the portion of the fund managed by FIA pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIA under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIA pursuant to that Strategy.
The following fee rate schedule applies to the mandate below.
Small Cap America: 0.65% on the first $100 million in assets; 0.60% on the next $100 million in assets; and 0.50% above $200 million in assets.
On behalf of the fund, FIA, in turn, has entered into a sub-subadvisory agreement with FIA(UK). Pursuant to the sub-subadvisory agreement, FIA may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIA may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIA believes it would be beneficial to the fund (discretionary services). FIA, not the fund, pays FIA(UK).
Sub-Adviser - Geode. The fund and Strategic Advisers have entered into a sub-advisory agreement with Geode pursuant to which Geode may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Geode fees based on the net assets of the portion of the fund managed by Geode pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Geode under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Geode pursuant to that Strategy.
The following fee rate schedules apply to the mandates below.
Factor-Based: 0.125% of the first $500 million in assets; 0.10% of the next $500 million in assets; and 0.075% on any amount in excess of $1 billion in assets.
Large Cap Put Spread: 0.125% of the first $500 million in assets; 0.10% of the next $500 million in assets; and 0.075% on any amount in excess of $1 billion in assets.
Small Cap Put Spread: 0.15% of the first $500 million in assets; 0.125% of the next $500 million in assets; and 0.10% on any amount in excess of $1 billion in assets.
U.S. Small-Mid Cap Quality Focused: 0.035% on all assets.
Sub-Adviser - GW&K. The fund and Strategic Advisers have entered into a sub-advisory agreement with GW&K pursuant to which GW&K may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays GW&K fees based on the net assets of the portion of the fund managed by GW&K pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by GW&K under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by GW&K pursuant to that Strategy.
Sub-Adviser - JPMorgan. The fund and Strategic Advisers have entered into a sub-advisory agreement with JPMorgan pursuant to which JPMorgan may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays JPMorgan fees based on the net assets of the portion of the fund managed by JPMorgan pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by JPMorgan under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by JPMorgan pursuant to that Strategy.
Sub-Adviser - Loomis Sayles. The fund and Strategic Advisers have entered into a sub-advisory agreement with Loomis Sayles pursuant to which Loomis Sayles may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Loomis Sayles fees based on the net assets of the portion of the fund managed by Loomis Sayles pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Loomis Sayles under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Loomis Sayles pursuant to that Strategy.
Sub-Adviser - LSV. The fund and Strategic Advisers have entered into a sub-advisory agreement with LSV pursuant to which LSV may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays LSV fees based on the net assets of the portion of the fund managed by LSV pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by LSV under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by LSV pursuant to that Strategy.
Sub-Adviser - NBIA. The fund and Strategic Advisers have entered into a sub-advisory agreement with NBIA pursuant to which NBIA may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays NBIA fees based on the net assets of the portion of the fund managed by NBIA pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by NBIA under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by NBIA pursuant to that Strategy.
Sub-Adviser - PIMCO. The fund and Strategic Advisers have entered into a sub-advisory agreement with PIMCO pursuant to which PIMCO may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays PIMCO fees based on the net assets of the portion of the fund managed by PIMCO ("Portfolio Assets") pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Portfolio Assets managed by PIMCO under a particular Strategy.
Sub-Adviser - PineBridge. The fund and Strategic Advisers have entered into a sub-advisory agreement with PineBridge pursuant to which PineBridge may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays PineBridge fees based on the net assets of the portion of the fund managed by PineBridge pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by PineBridge under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by PineBridge pursuant to that Strategy.
Sub-Adviser - Portolan. The fund and Strategic Advisers have entered into a sub-advisory agreement with Portolan pursuant to which Portolan may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Portolan fees based on the net assets of the portion of the fund managed by Portolan pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Portolan under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Portolan pursuant to that Strategy.
Sub-Adviser - Principal. The fund and Strategic Advisers have entered into a sub-advisory agreement with Principal pursuant to which Principal may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Principal fees based on the net assets of the portion of the fund managed by Principal pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Principal under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Principal pursuant to that Strategy.
Sub-Adviser - River Road. The fund and Strategic Advisers have entered into a sub-advisory agreement with River Road pursuant to which River Road may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays River Road fees based on the net assets of the portion of the fund managed by River Road pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by River Road under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by River Road pursuant to that Strategy.
Sub-Adviser - T. Rowe Price. The fund and Strategic Advisers have entered into a sub-advisory agreement with T. Rowe Price pursuant to which T. Rowe Price may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays T. Rowe Price fees based on the net assets of the portion of the fund managed by T. Rowe Price pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by T. Rowe Price under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by T. Rowe Price pursuant to that Strategy.
Sub-Adviser - Wellington Management. The fund and Strategic Advisers have entered into a sub-advisory agreement with Wellington Management pursuant to which Wellington Management may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays Wellington Management fees based on the net assets of the portion of the fund managed by Wellington Management pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by Wellington Management under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by Wellington Management pursuant to that Strategy.
Sub-Adviser - William Blair. The fund and Strategic Advisers have entered into a sub-advisory agreement with William Blair pursuant to which William Blair may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays William Blair fees based on the net assets of the portion of the fund managed by William Blair pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by William Blair under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by William Blair pursuant to that Strategy.
Niall Devitt, Gopalakrishnan Anantanatarajan, and Barry Golden are employees of Strategic Advisers, a subsidiary of FMR LLC and an affiliate of FMR. Strategic Advisers is the adviser to the fund.
Mr. Devitt is Lead Portfolio Manager of the fund and receives compensation for those services. Mr. Anantanatarajan is Co-Portfolio Manager of the fund and receives compensation for those services. Mr. Golden is Co-Portfolio Manager of the fund and receives compensation for those services. As of February 29, 2024, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by Strategic Advisers or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at Strategic Advisers or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and a defined peer group assigned to each fund or account, and (ii) the investment performance of a broad range of Strategic Advisers® funds and accounts, including the fund. Accounts may include model portfolios designed for asset allocation, retirement planning, or tax-sensitive goals. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s), and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and peer group. A smaller subjective component of the bonus is based on each portfolio manager's overall contribution to management of Strategic Advisers. The portion of each portfolio manager's bonus that is linked to the investment performance of the portfolio manager's fund is based on the fund's pre-tax investment performance measured against the Dow Jones U.S. Total Stock Market Index℠, and the pre-tax investment performance of the fund measured against the Morningstar® Large Blend Category. Each portfolio manager may be compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Strategic Advisers' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Strategic Advisers or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
The following table provides information relating to other accounts managed by Mr. Anantanatarajan as of February 29, 2024:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	2	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$166,266	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers® U.S. Total Stock Fund, which has not yet commenced operations.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of February 29, 2024, the dollar range of shares of Strategic Advisers® U.S. Total Stock Fund beneficially owned by Mr. Anantanatarajan was none (Strategic Advisers® U.S. Total Stock Fund has not yet commenced operations).
The following table provides information relating to other accounts managed by Mr. Devitt as of February 29, 2024:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$60,555	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers® U.S. Total Stock Fund, which has not yet commenced operations.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of February 29, 2024, the dollar range of shares of Strategic Advisers® U.S. Total Stock Fund beneficially owned by Mr. Devitt was none (Strategic Advisers® U.S. Total Stock Fund has not yet commenced operations).
The following table provides information relating to other accounts managed by Mr. Golden as of February 29, 2024:
	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts**
Number of Accounts Managed	2	none	25
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$115,402	none	$115,694
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Does not include Strategic Advisers® U.S. Total Stock Fund, which has not yet commenced operations.
** Includes assets invested in registered investment companies managed by the portfolio manager.
As of February 29, 2024, the dollar range of shares of Strategic Advisers® U.S. Total Stock Fund beneficially owned by Mr. Golden was none (Strategic Advisers® U.S. Total Stock Fund has not yet commenced operations).
PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.
On behalf of the fund, the Board of Trustees of the trust has delegated proxy voting authority to Strategic Advisers. Strategic Advisers has established the following Proxy Voting Guidelines.
I. General Principles
A. Strategic Advisers generally intends to vote shares of underlying funds held by a fund using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).
B. Any proposals not covered by paragraph A above or other special circumstances will be voted pursuant to the Proxy Voting Guidelines included as Attachment A.
Attachment A
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Natural and Human Capital Issues
As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds' investment objectives and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors without being overly prescriptive;
•Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- provisions restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with Fidelity's fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
Sub-Adviser(s):
Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by a sub-adviser are described below.

Proxy Voting - AllianceBernstein.
Introduction
AllianceBernstein L.P.'s ("AB," "we," "us," "our" and similar terms) mission is to work in our clients' best interests to deliver better investment outcomes through differentiated research insights  and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB's fiduciary obligations extend to AB's exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB's general policy is to vote proxy  proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant  clients' investment strategies, and in accordance with this Proxy Voting and Governance Policy ("Proxy Voting and Governance Policy" or "Policy") and the operative agreements governing the relationship with each respective client. This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB's internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("members of the Responsible Investing team"), in order to ensure that this Policy and its procedures are implemented consistently.
To be effective stewards of our client's investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and  frameworks beginning with AB's Stewardship Statement that outline our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance and climate issues.
This Policy is overseen by the Proxy Voting and Governance Committee ("Proxy Voting and Governance Committee" or "Committee"), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least  three times a year and as necessary to address special situations.
Research Underpins Decision Making
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer while maintaining the goal of maximizing the value of the securities in client portfolios.
Research Services
We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services ("ISS") and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.
Engagement
In evaluating proxy issues and determining our votes, we welcome and seek out points of view from various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our Equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.
Proxy Voting Guidelines
Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and environmental, social related proposals. The following are examples of specific issues within each of these broad categories:
Board and Director Proposals: Election of Directors
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the local market best practice code in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are "bundled" on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.
Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.
Auditor Proposals: Appointment of Auditors
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.
We recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the U.K. market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.
Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the D.C. Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.
We may vote against proposals that use requirements that are stricter than the SEC's framework, including implementing restrictions, and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.
We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
Occasionally, we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.
Environmental, Social Related Disclosure Proposals Including Lobbying and Political Spending
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.
We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are  in our clients' best interests.
Conflicts of Interest
As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or  actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors' recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, we refer to proposed vote to our Conflicts Officer for his determination.
In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.
Voting Transparency
We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company's shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.  Alternatively, clients may make a written request to the Chief Compliance Officer.
Pre-Disclosure of Vote Intentions on Select Proposals
As part of our engagement and stewardship efforts, AB publishes our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our RI webpage.
Recordkeeping
All of the records referenced in our Policy will be kept in an easily accessible place for at least the timeframe required by local regulation and custom, with the minimum timeframe being the U.S. record retention requirement of six-plus years. We maintain the vast majority of these records electronically.
Loaned Securities
Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

Proxy Voting - ArrowMark.
 Issue
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.
ArrowMark votes proxies for all of its Clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.
Risks
In developing this policy and procedures, ArrowMark considered numerous risks associated with its voting of Client proxies. This analysis includes risks such as:
  ArrowMark does not maintain a written proxy voting policy as required by Rule 206(4)-6.
  Proxies are not voted in Clients' best interests.
  Proxies are not identified and voted in a timely manner.
  Conflicts between ArrowMark's interests and the Client are not identified; therefore, proxies are not voted appropriately.
  Third-party proxy voting services do not vote proxies according to ArrowMark's instructions and in Clients' best interests.
  Proxy voting records and Client requests to review proxy votes are not maintained.
ArrowMark has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.
Policy
It is the policy of ArrowMark to vote proxies in the best interest of its Clients. Proxies are an asset of a Client, which should be treated with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, ArrowMark will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.
ArrowMark may abstain from voting if it deems that abstaining is in its Clients' best interests. For example, ArrowMark may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves "share blocking," which limits ArrowMark's ability to sell the affected security during a blocking period that can last for several weeks. ArrowMark believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so ArrowMark generally abstains from voting when share blocking is required.
To assist ArrowMark in executing its voting responsibilities, we've engaged a third party proxy voting specialist, Glass Lewis & Co., LLC ("Glass Lewis" or the "Proxy Manager"). The services provided by Glass Lewis include in-depth research and voting recommendations intended to create shareholder value.
ArrowMark has reviewed the Proxy Manager's Guidelines, and has determined that such Guidelines are consistent with its fiduciary responsibilities with respect to its Clients. ArrowMark will review any material amendments to such Guidelines.
Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy.
Procedures for Identification and Voting of Proxies
The Proxy Manager is responsible for ensuring that all proxies received are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Proxy Manager's established guidelines (the "Guidelines"), ArrowMark retains the right to vote any proposal in a manner differing from the Guidelines. Such deviations from the Guidelines must be approved by the CCO with a written explanation of the rationale for the deviation. ArrowMark, in conjunction with the custodian, is responsible for ensuring that all corporate actions received are addressed in a timely manner and consistent action is taken across all portfolios.
ArrowMark's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a Client specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, ArrowMark will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Clients in accordance with established policies and procedures.
Procedures for Glass Lewis Reconciliation
ArrowMark provides Glass Lewis with a daily holdings file representing all accounts in which ArrowMark has proxy voting authority.
ArrowMark's account master file is reconciled with Glass Lewis' account master file at least quarterly.
The daily reconciliation process performed by Glass Lewis is as follows:
1. ArrowMark's holdings files from Northern Trust are automatically uploaded daily into the Glass Lewis' ViewPoint system ("ViewPoint").
2. If ViewPoint doesn't recognize security IDs contained in the holdings files, the rejected holdings are sent to Glass Lewis' securities processing group to be investigated. If there are other errors in the holdings file, the securities processing group will alert the client service manager who will contact ArrowMark.
3. New Meeting Notices and Agendas are automatically uploaded into the ViewPoint system. Each meeting contains one or more security identifiers associated with it.
4. The ViewPoint reconciliation engine determines if there are matches between holdings and meetings for which Glass Lewis has not received ballots. These matches are displayed on the Ballot Reconciliation workbench for ViewPoint client service managers and audit team members.
5. The reconciliation tool can be used for the creation of ballots based on holdings information and the meeting and agenda information. This is a service Glass Lewis offers to clients with accounts that are not contracted with a proxy distribution service, such as Broadridge ("BFS") or GPD, for the delivery of ballots electronically. The ballots created by Glass Lewis are transmitted directly via email or fax to the custodians once investors' vote execution instructions are carried out.
6. If reconciliation records are generated for positions in U.S. companies and/or positions in global companies held in accounts custodied at banks that do contract with a proxy distribution service for the delivery of proxy materials, Glass Lewis will consider these records as "missing ballots" if a ballot has not been received by 10 business days prior to meeting date.
7. Multiple times a week Glass Lewis sends an automated reconciliation file to BFS with all of our clients' "open records." 24 hours later BFS provides us with a response file containing control numbers or further account setup and/or reconciliation instructions. Control numbers are uploaded immediately into VP by the Ballot Reconciliation team. All remaining open records are researched by individual client service managers (i.e., ballot reconciliation and account setup requests/inquiries are sent by email to the custodian).
8. Once a ballot is created, the corresponding reconciliation record is automatically closed. A record can be closed manually if no ballot is created when the investigation of the issue determines that no ballot will be delivered.
Proxy Review Procedures
On a monthly basis, Glass Lewis provides ArrowMark with two reports: the Proxy Voting Report ("PVR") and Analyze Voting Activity Report ("AVA"). The CCO or designee will review these reports monthly.
A PVR provides a snapshot of each meeting voted in a given time period and includes but isn't limited to the following:
  Agenda Items
  Management Recommendations
  Glass Lewis Recommendations
  ArrowMark's Policy Recommendations
  Vote Cast
The AVA can be used to get a broad look at ballot data or can be narrowed down very specifically to only include certain data points.
These include:
  Meeting Types
  Voting Decisions (with or against management/policy/Glass Lewis)
  Country of Issue
  Specific Meeting Issues
  Proposal Categories
Both the PVR and AVA are able to show the vote recommendations generated by ArrowMark's Policy, as well as the final vote decision.
Conflicts of Interest
ArrowMark is responsible for monitoring situations where the voting of proxies may present actual or perceived conflicts of interest between itself and Clients.
The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:
  Conflict: ArrowMark retains an institutional Client, or is in the process of retaining an institutional Client that is affiliated with an issuer that is held in ArrowMark's Client portfolios. For example, ArrowMark may be retained to manage Company A's pension fund. Company A is a public company and ArrowMark Client accounts hold shares of Company A. This type of relationship may influence ArrowMark to vote with management on proxies to gain favor with management. Such favor may influence Company A's decision to continue its advisory relationship with ArrowMark.
  Conflict: ArrowMark retains a Client, or is in the process of retaining a Client that is an officer or director of an issuer that is held in ArrowMark's Client portfolios. The similar conflicts of interest exist in this relationship as discussed above.
  Conflict: ArrowMark's Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ArrowMark's Client portfolios. The spouse could attempt to influence ArrowMark to vote in favor of management.
  Conflict: ArrowMark or an Employee(s) personally owns a significant number of an issuer's securities that are also held in ArrowMark's Client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence ArrowMark to vote proxies in contradiction to the policy.
Where a proxy proposal raises a material conflict of interest between ArrowMark's interests and that of one or more its Clients, including a mutual fund client, the Glass Lewis recommendations will be followed.
Glass Lewis Oversight
In addition to oversight elements included in the Review of Third-Party Service Providers Section, ArrowMark will routinely review Glass Lewis' Conflict of Interest disclosures including their Conflict of Interest Disclosure list and Conflict Avoidance Procedures. See website for conflict information (http://www.glasslewis.com/about-glass-lewis/disclosure-of-conflict/).
Procedures for ArrowMark's Receipt of Class Actions
ArrowMark recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.
ArrowMark has engaged an independent class action service, Battea, to handle all class action proceedings.
Recordkeeping
In accordance with Rule 204-2 under the Advisers Act, ArrowMark will maintain for the time periods set forth in the Rule:
These proxy voting procedures and policies, and all amendments thereto;
(i) All proxy statements received regarding Client securities (provided however, that ArrowMark may rely on the proxy statement filed on EDGAR as its records);
(ii) A record of all votes cast on behalf of Clients;
(iii) Records of all Client requests and subsequent responses regarding proxy voting information;
(iv) Any documents prepared by ArrowMark that were material to making a decision how to vote or that memorialized the basis for the decision; and
(v) All records relating to requests made to Clients regarding conflicts of interest in voting the proxy.
Such records will be maintained in a readily accessible manner for a period of at least seven years. Proxy statements on file with EDGAR or maintained by the Proxy Manager are not subject to these retention requirements.
Disclosure
ArrowMark will ensure that Part 2 of Form ADV and/or the Fund documents are updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how ArrowMark voted their securities.
ArrowMark will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX 60 days after June 30 of each year, and will provide information as requested by the client mutual funds' board of directors.
Proxy Solicitation
As a matter of practice, it is ArrowMark's policy to not reveal or disclose to any Client how ArrowMark may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. ArrowMark will never disclose such information to unrelated third parties.
The CCO are to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO should handle all responses to such solicitations.

Proxy Voting - BlackRock.
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.
Introduction
BlackRock's clients depend on us to help them meet their long-term investment goals. Given that the business decisions that companies make have a direct impact on our clients' long-term investment outcomes and financial well-being, we consider it one of our responsibilities to promote sound corporate governance as an informed, engaged shareholder on their behalf. At BlackRock, this is the responsibility of the BlackRock Investment Stewardship (BIS) team, which serves as a link between BlackRock's clients and the companies we invest in on their behalf. In BIS' experience, sound governance is critical to the success of a company, the protection of investors' interests, and long-term financial value creation.
To that end, BIS takes a long-term approach to stewardship, focused on understanding the drivers of risk and financial value creation in companies' business models. We do this in three ways:
  1.Engaging with companies to build our understanding of a company's approach to corporate governance and business risks and opportunities.
  2.Voting at shareholder meetings on management and shareholder proposals on behalf of clients who have delegated voting authority to BlackRock. Voting is the formal mechanism through which we signal our support for, or concerns about, how companies are serving the long-term financial interests of BlackRock's clients.
  3.Contributing to emerging thinking on stewardship to share our perspectives with clients, policymakers, and others in the corporate governance ecosystem, on topical and emerging stewardship issues that we believe may impact clients' financial interests as long-term investors.
The following issue-specific proxy voting guidelines (the "Guidelines") summarize BIS' philosophy and approach to engagement and voting, as well as our view of governance best practices and the roles and responsibilities of boards and directors for publicly listed U.S. companies. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are to be applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at shareholder meetings.
Voting guidelines
These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of shareholder meetings:
  Boards and directors
  Auditors and audit-related issues
  Capital structure
  Mergers, acquisitions, asset sales, and other special transactions
  Executive compensation
  Material sustainability-related risks and opportunities
  General corporate governance matters
  Shareholder protections
Boards and directors
We believe that an effective and well-functioning board that has appropriate governance structures to facilitate oversight of a company's management and strategic initiatives is critical to the long-term financial success of a company and the protection of shareholders' economic interests. In our view, a strong board can be a competitive advantage to a company, providing valuable oversight of and perspectives to management on the most important decisions in support of long-term financial performance. As part of their responsibilities, board members have a fiduciary duty to shareholders to oversee the strategic direction, operations, and risk management of a company. For this reason, BIS sees engagement with and the election of directors as one of our most important responsibilities.
Disclosure of material risks that may affect a company's long-term strategy and financial value creation, including material sustainability-related factors when relevant, is essential for shareholders to appropriately understand and assess how effectively management is identifying, managing, and mitigating such risks.
Where a company has not adequately disclosed and demonstrated that its board has fulfilled these corporate governance and risk oversight responsibilities, we will consider voting against the election of directors who, on our assessment, have particular responsibility for the issues, as indicated below.
Independence
It is our view that a majority of the directors on the board should be independent to ensure objectivity in the decision-making of the board and its ability to oversee management. In addition, all members of audit, compensation, and nominating/governance board committees should be independent. Our view of independence may vary from listing standards.
Common impediments to independence may include:
  Employment as a senior executive by the company or a subsidiary within the past five years
  An equity ownership in the company in excess of 20%
  Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director's ability to act in the best interests of the company and its shareholders
We may vote against directors who we do not consider to be independent, including at controlled companies, when we believe oversight could be enhanced with greater independent director representation. To signal our concerns, we may also vote against the chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure.
Oversight role of the board
The board should exercise appropriate oversight of management and the business activities of the company. Where we determine that a board has failed to do so in a way that may impede a company's ability to deliver long-term financial value, we may vote against the responsible committees and/or individual directors.
Common circumstances are illustrated below:
  Where the board has failed to facilitate quality, independent auditing or accounting practices, we may vote against members of the audit committee
  Where the company has failed to provide shareholders with adequate disclosure to conclude that appropriate strategic consideration is given to material risk factors (including, where relevant, material sustainability factors), we may vote against members of the responsible committee, or the most relevant director
  Where it appears that a director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may vote against that individual
  Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may vote against that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance
Sufficient capacity
Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board's needs, we may vote against that individual.
In addition, we recognize that board leadership roles may vary in responsibility and time requirements in different markets around the world. In particular, where a director maintains a Chair role of a publicly listed company in European markets, we may consider that responsibility as equal to two board commitments, consistent with our EMEA Proxy Voting Guidelines. We will take the total number of board commitments across our global policies into account for director elections.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing business and material risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosures provide investors with a sense of the company's long-term risk management practices and, more broadly, the quality of the board's oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Board Structure
Classified board of directors/staggered terms
Directors should be re-elected annually; classification of the board generally limits shareholders' rights to regularly evaluate a board's performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds or business development companies ("BDC"),2 in certain circumstances. However, in these instances, boards should periodically review the rationale for a classified structure and consider when annual elections might be more appropriate.
Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time (see "Shareholder rights" for additional detail).
Independent leadership
There are two commonly accepted structures for independent leadership to balance the CEO role in the boardroom: 1) an independent Chair; or 2) a Lead Independent Director when the roles of Chair and CEO are combined, or when the Chair is otherwise not independent.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.3 However, BIS may vote against the most senior non-executive member of the board when appropriate independence is lacking in designated leadership roles.
In the event that the board chooses to have a combined Chair/CEO or a non-independent Chair, we support the designation of a Lead Independent Director, with the ability to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. These roles and responsibilities should be disclosed and easily accessible.
CEO and management succession planning
Companies should have a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. Succession planning should cover scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain their executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Where there is significant concern regarding the board's succession planning efforts, we may vote against members of the responsible committee, or the most relevant director.
During a CEO transition, companies may elect for the departing CEO to maintain a role in the boardroom. We ask for disclosures to understand the timeframe and responsibilities of this role. In such instances, we typically look for the board to have appropriate independent leadership structures in place. (See chart above.)
Director compensation and equity programs
Compensation for directors should generally be structured to attract and retain directors, while also aligning their interests with those of shareholders. In our view, director compensation packages that are based on the company's long-term value creation and include some form of long-term equity compensation are more likely to meet this goal.
Board composition and effectiveness
Director qualifications and skills
We encourage boards to periodically review director qualifications and skills to ensure relevant experience and diverse perspectives are represented in the boardroom. To this end, performance reviews and skills assessments should be conducted by the nominating/governance committee or the Lead Independent Director. This process may include internal board evaluations; however, boards may also find it useful to periodically conduct an assessment with a third party. We encourage boards to disclose their approach to evaluations, including objectives of the evaluation; if an external party conducts the evaluation; the frequency of the evaluations; and, whether that evaluation occurs on an individual director basis.
Board term limits and director tenure
Where boards find that age limits or term limits are a valuable mechanism for ensuring periodic board refreshment, we generally defer to the board's determination in setting such limits. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.
In addition, where boards have adopted corporate governance guidelines regarding committee leadership and/or membership rotation, we appreciate clear disclosure of those policies.
Board diversity
As noted above, highly qualified, engaged directors with professional characteristics relevant to a company's business enhance the ability of the board to add value and be the voice of shareholders in board discussions. In our view, a strong board provides a competitive advantage to a company, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
It is in this context that we are interested in diversity in the boardroom. We see it as a means to promoting diversity of thought and avoiding 'group think' in the board's advising of and overseeing management. It can help boards to have deeper discussions and make more resilient decisions. We ask boards to disclose how diversity is considered in board composition, including professional characteristics, such as a director's relevant industry experience, specialist areas of expertise and geographic location; as well as demographic characteristics such as gender, race/ethnicity, and age.
We look to understand a board's diversity in the context of a company's domicile, market capitalization, business model, and strategy. Increasingly, we see leading boards nominating directors from diverse backgrounds which helps ensure boards can more effectively understand the company's customers, employees, and communities. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We encourage boards to aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time. We take a case-by-case approach and consider the size of the board in our evaluation of overall composition and diversity. Business model, strategy, location, and company size may also impact our analysis of board diversity. We acknowledge that these factors may also play into the various elements of diversity that a board may attract. We look for disclosures from companies to help us understand their approach and do not prescribe any particular board composition.
In the U.S., we believe that boards should aspire to at least 30% diversity of membership,5 and we encourage large companies, such as those in the S&P 500, to lead in achieving this standard. In light of market developments,6 an informative indicator of diversity for such companies is having at least two women and a director who identifies as a member of an underrepresented group.7 We recognize that companies with smaller market capitalizations and in certain sectors may face more challenges. Among these smaller companies, we look for the presence of diversity and take into consideration the steps that companies are taking to ensure diversity on their board.
In order to help investors understand overall diversity, we look to boards to disclose:
  The process by which candidates for board positions are identified, including whether professional firms or other resources outside of incumbent directors' networks are engaged to identify and/or assess candidates, and whether a diverse slate of nominees is considered for all available board nominations
  How directors' professional characteristics, which may include domain expertise such as finance or technology, and sector- or market-specific experience, are complementary and link to the company's long-term strategy
  How diversity, including professional characteristics and demographic factors, is considered in board composition, given the company's long-term strategy and business model
To the extent that, based on our assessment of corporate disclosures, a company has not adequately explained their approach to diversity in their board composition, we may vote against members of the nominating/governance committee. Our publicly available commentary provides more information on our approach to board diversity.
Board size
We typically defer to the board in setting the appropriate size and believe that directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may vote against the appropriate committees and/or individual directors if, in our view, the board is ineffective in its oversight, either because it is too small to allow for the necessary range of skills and experience or too large to function efficiently.
Board responsiveness and shareholder rights
Shareholder rights
Where we determine that a board has not acted in the best interests of the company's shareholders, or takes action to unreasonably limit shareholder rights, we may vote against the relevant committees and/or individual directors. Common circumstances are illustrated below:
  The independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval
  The independent Chair or Lead Independent Director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to unreasonably reduce shareholder rights
  Members of the compensation committee where the company has repriced options without shareholder approval
If a board maintains a classified structure, it is possible that the director(s) or committee members with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, we may register our concern by voting against the most relevant director(s) up for election.
Responsiveness to shareholders
A board should be engaged with and responsive to the company's shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where we determine that a board has not substantially addressed shareholder concerns that we deem material to the business, we may vote against the responsible committees and/or individual directors. Common circumstances are illustrated below:
  The Independent Chair or Lead Independent Director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession
  The chair of the nominating/governance committee, or where the chair is not standing for election, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial vote against such board member(s)
  The Independent Chair or Lead Independent Director and/or members of the nominating/governance committee, where a board fails to consider shareholder proposals that (1) receive substantial support, and (2) in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation
Majority vote requirements
Directors should generally be elected by a majority of the shares voted. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards generally assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. As a best practice, companies with either a majority vote standard or a plurality vote standard should adopt a resignation policy for directors who do not receive support from at least a majority of votes cast. Where the company already has a sufficiently robust majority voting process in place, we are unlikely to support a shareholder proposal seeking an alternative mechanism.
We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies or those with concentrated ownership structures.
Cumulative voting
As stated above, a majority vote standard is generally in the best long-term interests of shareholders, as it ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Auditors and audit-related issues
BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company's financial condition. Consistent with our approach to voting on directors, we seek to hold the audit committee of the board responsible for overseeing the management of the independent auditor and the internal audit function at a company.
We may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we look for timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
Capital structure proposals
Equal voting rights
In our view, shareholders should be entitled to voting rights in proportion to their economic interests. In addition, companies that have implemented dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company's proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Where companies are unwilling to voluntarily implement "one share, one vote" within a specified timeframe, or are unresponsive to shareholder feedback for change over time, we generally support shareholder proposals to recapitalize stock into a single voting class.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board's discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
  Appears to have a legitimate financing motive for requesting blank check authority
  Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
  Has a history of using blank check preferred stock for financings
  Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BIS will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company's history with respect to the use of its common shares.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company's authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, acquisitions, transactions, and other special situations
Mergers, acquisitions, and transactions
In assessing mergers, acquisitions, or other transactions - including business combinations involving Special Purpose Acquisition Companies ("SPACs") - BIS' primary consideration is the long-term economic interests of our clients as shareholders. Boards should clearly explain the economic and strategic rationale for any proposed transactions or material changes to the business. We will review a proposed transaction to determine the degree to which it has the potential to enhance long-term shareholder value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
  The degree to which the proposed transaction represents a premium to the company's trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties' financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
  There should be clear strategic, operational, and/or financial rationale for the combination
  Unanimous board approval and arm's-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm's-length bidding process. We may also consider whether executive and/or board members' financial interests appear likely to affect their ability to place shareholders' interests before their own, as well as measures taken to address conflicts of interest
  We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Contested director elections and special situations
Contested elections and other special situations8 are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications and past performance of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident's and management's plans; the ownership stake and holding period of the dissident; the likelihood that the dissident's strategy will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
We will evaluate the actions that the company has taken to limit shareholders' ability to exercise the right to nominate dissident director candidates, including those actions taken absent the immediate threat of a contested situation. BIS may take voting action against directors (up to and including the full board) where those actions are viewed as egregiously infringing on shareholder rights.
We will consider a variety of possible voting outcomes in contested situations, including the ability to support a mix of management and dissident nominees.
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable "qualifying offer clause." Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders. Lastly, we look for shareholder approval of poison pill plans within one year of adoption of implementation.
Reimbursement of expense for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. Introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive compensation
A company's board of directors should put in place a compensation structure that balances incentivizing, rewarding, and retaining executives appropriately across a wide range of business outcomes. This structure should be aligned with shareholder interests, particularly the generation of sustainable, long-term value.
The compensation committee should carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics, consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy and/or risk mitigation efforts. Goals, and the processes used to set these goals, should be clearly articulated and appropriately rigorous. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices and/or structures.
There should be a clear link between variable pay and company performance that drives sustained value creation for our clients as shareholders. Where compensation structures provide for a front-loaded9 award, we look for appropriate structures (including vesting and/or holding periods) that motivate sustained performance for shareholders over a number of years. We generally do not favor programs focused on awards that require performance levels to be met and maintained for a relatively short time period for payouts to be earned, unless there are extended vesting and/or holding requirements.
Compensation structures should generally drive outcomes that align the pay of the executives with performance of the company and the value received by shareholders. When evaluating performance, we examine both executive teams' efforts, as well as outcomes realized by shareholders. Payouts to executives should reflect both the executive's contributions to the company's ongoing success, as well as exogenous factors that impacted shareholder value. Where discretion has been used by the compensation committee, we look for disclosures relating to how and why the discretion was used and how the adjusted outcome is aligned with the interests of shareholders. While we believe special awards10 should be used sparingly, we acknowledge that there may be instances when such awards are appropriate. When evaluating these awards, we consider a variety of factors, including the magnitude and structure of the award, the scope of award recipients, the alignment of the grant with shareholder value, and the company's historical use of such awards, in addition to other company-specific circumstances.
We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking.
We support incentive plans that foster the sustainable achievement of results - both financial and non-financial - consistent with the company's strategic initiatives. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices. Our publicly available commentary provides more information on our approach to executive compensation.
Where executive compensation appears excessive relative to the performance of the company and/or compensation paid by peers, or where an equity compensation plan is not aligned with shareholders' interests, we may vote against members of the compensation committee.
"Say on Pay" advisory resolutions
In cases where there is a "Say on Pay" vote, BIS will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that a company has failed to align pay with performance, we will generally vote against the management compensation proposal and relevant compensation committee members.
Frequency of "Say on Pay" advisory resolutions
BIS will generally support annual advisory votes on executive compensation. It is our view that shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued. Where a company has failed to implement a "Say on Pay" advisory vote within the frequency period that received the most support from shareholders or a "Say on Pay" resolution is omitted without explanation, BIS may vote against members of the compensation committee.
Clawback proposals
We generally favor prompt recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We appreciate when companies disclose recovery policies in compliance with the Dodd-Frank Wall Street Reform and Consumer Protection Act. We also favor recoupment from or the foregoing of the grant of any awards by any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust clawback policy that sufficiently addresses our concerns.
Employee stock purchase plans
Employee stock purchase plans ("ESPP") are an important part of a company's overall human capital management strategy and can provide performance incentives to help align employees' interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BIS supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. Boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, such as the excessive pledging or heading of stock. We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company's executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain "evergreen" provisions, which allow for automatic annual increases of shares available for grant without requiring further shareholder approval; we note that the aggregate impacts of such increases are difficult to predict and may lead to significant dilution. We also generally oppose plans that allow for repricing without shareholder approval. We may oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as "double trigger" change of control provisions).
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:
  Whether we determine that the triggering event is in the best interests of shareholders
  Whether management attempted to maximize shareholder value in the triggering event
  The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
  Whether excessively large excise tax gross-up payments are part of the pay-out
  Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
  Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BIS may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.
Option exchanges
There may be legitimate instances where underwater options create an overhang on a company's capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:
  The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
  Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
  There is clear evidence that absent repricing, employee incentives, retention, and/or recruiting may be impacted
BIS may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.
Supplemental executive retirement plans
BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans ("SERP") to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Material sustainability-related risks and opportunities
It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. As with all risks and opportunities in a company's business model, appropriate oversight of material sustainability considerations is a core component of having an effective governance framework, which supports durable, long-term financial value creation.
When assessing how to vote - including on the election of directors and relevant shareholder proposals - robust disclosures are essential for investors to understand, where appropriate, how companies are integrating material sustainability risks and opportunities across their business and strategic, long-term planning. Where a company has failed to appropriately provide the necessary disclosures and evidence of effective business practices to support our assessment, BIS may express concerns through our engagement and voting. As part of this consideration, we encourage companies to produce sustainability-related disclosures sufficiently in advance of their annual meeting so that the disclosures can be considered in relevant vote decisions.
Robust disclosure is essential for investors to effectively evaluate companies' strategy and business practices related to material sustainability-related risks and opportunities. Long-term investors like our clients can benefit when companies demonstrate that they have a resilient business model through disclosures that cover governance, strategy, risk management, and metrics and targets, including industry-specific metrics. The International Sustainability Standards Board (ISSB) standards, IFRS S1 and S2,11 provide companies with a useful guide to preparing this disclosure. The standards build on the Task Force on Climate-related Financial Disclosures (TCFD) framework and the standards and metrics developed by the Sustainability Accounting Standards Board (SASB), which have converged under the ISSB. We recognize that companies may phase in reporting aligned with the ISSB standards over several years. We also recognize that some companies may report using different standards, which may be required by regulation, or one of a number of voluntary standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
Companies may also disclose any material supranational standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business conduct.
Climate risk
While companies in various sectors and geographies may be affected differently by climate-related risks and opportunities, the low-carbon transition is an investment factor that can be material for many companies and economies around the globe.
We seek to understand, from company disclosures and engagement, the strategies companies have in place to manage material risks to, and opportunities for, their long-term business model associated with a range of climate-related scenarios, including a scenario in which global warming is limited to well below 2°C, considering global ambitions to achieve a limit of 1.5°C. As one of many shareholders, and typically a minority one, BlackRock does not tell companies what to do. It is the role of the board and management to set and implement a company's long-term strategy to deliver long-term financial returns.
Our research shows that the low-carbon transition is a structural shift in the global economy that will be shaped by changes in government policies, technology, and consumer preferences, which may be material for many companies.12 Yet the path to a low-carbon economy is deeply uncertain and uneven, with different parts of the economy moving at different speeds. BIS recognizes that it can be challenging for companies to predict the impact of climate-related risk and opportunity on their businesses and operating environments. Many companies are assessing how to navigate the low-carbon transition while delivering long-term value to investors. In this context, we encourage companies to publicly disclose, consistent with their business model and sector, how they intend to deliver long-term financial performance through the transition to a low-carbon economy. Where available, we appreciate companies publishing their transition plan.13
Consistent with the ISSB standards, we are better able to assess preparedness for the low-carbon transition when companies disclose short-, medium- and long-term targets, ideally science-based where these are available for their sector, for scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term financial interests of their investors.
While we recognize that regulators in some markets are moving to mandate certain disclosures, at this stage, we view scope 3 emissions differently from scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. We welcome disclosures and commitments companies choose to make regarding scope 3 emissions and recognize these are provided on a good-faith basis as methodology develops. Our publicly available commentary provides more information on our approach to climate-related risks and opportunities.
Natural capital
In addition to climate-related risks and opportunities, the management of nature-related factors is increasingly a component of some companies' ability to generate durable, long-term financial returns for shareholders, particularly where a company's strategy is heavily reliant on the availability of natural capital, or whose supply chains are exposed to locations with nature-related risks. We look for such companies to disclose how they manage any reliance and impact on, as well as use of, natural capital, including appropriate risk oversight and relevant metrics and targets, to understand how these factors are integrated into strategy. We will evaluate these disclosures to inform our view of how a company is managing material nature-related risks and opportunities, as well as in our assessment of relevant shareholder proposals. Our publicly available commentary provides more information on our approach to natural capital.14
Key stakeholder interests
In order to advance long-term shareholders' interests, companies should consider the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate.
As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. In addition to understanding broader stakeholder relationships, BIS finds it helpful when companies consider the needs of their workforce today, and the skills required for their future business strategy. We are also interested to understand the role of the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company's strategy and purpose.
Companies should articulate how they address material adverse impacts that could arise from their business practices and affect critical relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. In our view, maintaining trust within these relationships can contribute to a company's long-term success.
Human capital management
A company's approach to human capital management ("HCM") is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. Consequently, we ask companies to demonstrate a robust approach to HCM and provide shareholders with clear and consistent disclosures to help investors understand how a company's approach aligns with its stated strategy and business model.
Some components of HCM are consistent across most companies, such as the approach to diversity, equity, and inclusion ("DEI"). We ask companies to disclose their approach to DEI as well as workforce demographics, which are baselined by their responses to the U.S. Equal Employment Opportunity Commission's EEO-1 Survey.
Other relevant HCM factors may be more nuanced to a company's strategy and business model. Those more nuanced factors may include the company's approach to workplace safety, compensation, benefits, talent development, and performance management. We ask companies to disclose and provide context on the most relevant HCM factors for their business.
Our publicly available commentary provides more information on our approach to HCM.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to support public policy matters material to their long-term strategies. These activities can also create risks, including: the potential for allegations of corruption; certain reputational risks; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes, including board oversight, to guide these activities and mitigate risks.
We depend on companies to provide accessible and clear disclosures so that investors can easily understand how their political activities support their long-term strategy, including on stated public policy priorities. When presented with shareholder proposals requesting increased disclosure on corporate political activities, BIS will evaluate publicly available information to consider how a company's lobbying and political activities may impact the company. We will also evaluate whether there is general consistency between a company's stated positions on policy matters material to their strategy and the material positions taken by significant industry groups of which they are a member. We may decide to support a shareholder proposal requesting additional disclosures if we identify a material inconsistency or determine that further transparency may clarify how the company's political activities support its long-term strategy. Our publicly available commentary provides more information on our approach to corporate political activities.
General corporate governance matters
IPO governance
Boards should disclose how the corporate governance structures adopted upon a company's initial public offering ("IPO") are in shareholders' best long-term interests. We also ask boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that "one vote for one share" is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, these structures should have a specific and limited duration. We will generally engage newly listed companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we think that such arrangements may not be in the best interests of shareholders over the long-term.
We may apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we ask boards to take steps to bring corporate governance standards in line with market norms.
Further, if a company qualifies as an emerging growth company (an "EGC") under the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act"), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. An EGC should have an independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Corporate form
Proposals to change a corporation's form, including those to convert to a public benefit corporation ("PBC") structure, should clearly articulate the stakeholder groups the company seeks to benefit and provide detail on how the interests of shareholders would be augmented or adversely affected with the change to a PBC. These disclosures should also include the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals to convert to a PBC if our analysis indicates that shareholders' interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.
Shareholder Proposals
When assessing shareholder proposals, BIS evaluates each proposal on its merit, with a singular focus on its implications for long-term financial value creation by that company. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the company. In addition, we believe it helpful for companies to disclose the names of the proponent or organization that has submitted or advised on the proposal. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which our experience indicates it should be addressed.
Where a proposal is focused on a material business risk that we agree needs to be addressed and the intended outcome is consistent with long-term financial value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/or engagement indicate an opportunity for improvement in the company's approach to the issue, we may support shareholder proposals that are reasonable and not unduly prescriptive or constraining on management.
We recognize that some shareholder proposals bundle topics and/or specific requests and include supporting statements that explain the reasoning or objectives of the proponent. In voting on behalf of clients, we do not submit or edit proposals or the supporting statements - we must vote yes or no on the proposal as phrased by the proponent. Therefore, when we vote in support of a proposal, we are not necessarily endorsing every element of the proposal or the reasoning, objectives, or supporting statement of the proponent. We may support a proposal for different reasons from those put forth by the proponent, when we believe that, overall, it can advance our clients' long-term financial interests. We would normally explain to the company our rationale for supporting such proposals.
Alternatively, or in addition, we may vote against the election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate efforts to address a material risk.
Exclusive forum provisions
BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the Independent Chair or Lead Independent director and members of the nominating/governance committee.
Reincorporation
We will evaluate the economic and strategic rationale behind the company's proposal to reincorporate on a case-by-case basis. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from their primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company's governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company's primary listing, the market standards by which the company governs themselves, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. Companies should disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders' best long-term economic interests.
Bundled proposals
Shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Other business
We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Shareholder protections
Amendment to charter/articles/bylaws
Shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see "Director elections"). In cases where a board's unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company's corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company's and/or proponent's publicly stated rationale for the changes; the company's governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.
Proxy access
It is our view that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company's proxy card.15
Securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders' ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company's outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent.
We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally think that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Consent solicitation
While BlackRock is supportive of the shareholder rights to act by written consent and call a special meeting, BlackRock is subject to certain regulations and laws that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to participate in consent solicitations. As a result, BlackRock will generally not participate in consent solicitations or related processes. However, once an item comes to a shareholder vote, we uphold our fiduciary duty to vote in the best long-term interests of our clients, where we are authorized to do so.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will generally support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders' ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests, and we may support supermajority voting requirements in those situations.
Virtual meetings
Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings are an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. Shareholders should have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.

1.A public company executive is defined as a Named Executive Officer or Executive Chair.
2.A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.
3.To this end, we do not view shareholder proposals asking for the separation of Chair and CEO to be a proxy for other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns such as lack of independence or failure to oversee a material risk over consecutive years.
4.This table is for illustrative purposes only. The roles and responsibilities cited here are not all-encompassing and are noted for reference as to how these leadership positions may be defined.
5.For a discussion on the different impacts of diversity see: McKinsey, "Diversity Wins: How Inclusion Matters", May 2022; Harvard Business Review, "Diverse Teams Feel Less Comfortable - and That's Why They Perform Better", September 2016; "Do Diverse Directors Influence DEI Outcomes", September 2022
6.Spierings, Merel "Corporate Director Diversity Can Contribute to Board Effectiveness" Harvard Law School Forum on Corporate Governance (Nov. 2023) https://corpgov.law.harvard.edu/2023/11/24/us-public-company-board-diversity-in-2023/
7.Including, but not limited to, individuals who identify as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, or Native Hawaiian or Pacific Islander; individuals who identify as LGBTQ+; individuals who identify as underrepresented based on national, Indigenous, religious, or cultural identity; individuals with disabilities; and veterans.
8.Special situations are broadly defined as events that are non-routine and differ from the normal course of business for a company's shareholder meeting, involving a solicitation other than by management with respect to the exercise of voting rights in a manner inconsistent with management's recommendation. These may include instances where shareholders nominate director candidates, oppose the view of management and/or the board on mergers, acquisitions, or other transactions, etc.
9. Front-loaded awards are generally those that accelerate the grant of multiple years' worth of compensation in a single year.
10. "Special awards" refers to awards granted outside the company's typical compensation program.
11.The objective of IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information is to require an entity to disclose information about its sustainability-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity. The objective of IFRS S2 Climate-related Disclosures is to require an entity to disclose information about its climate-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity.
12. BlackRock Investment Institute, "Tracking the low-carbon transition", July 2023.
13. We have observed that more companies are developing such plans, and public policy makers in a number of markets are signaling their intentions to require them. We view transition plans (TPs) as a method for a company to both internally assess and externally communicate long-term strategy, ambition, objectives, and actions to create financial value through the global transition towards a low-carbon economy. While many initiatives across jurisdictions outline a framework for TPs, there is no consensus on the key elements these plans should contain. We view useful disclosure as that which communicates a company's approach to managing financially material, business relevant risks and opportunities - including climate-related risks - to deliver long-term financial performance, thus enabling investors to make more informed decisions.
14. Given the growing awareness of the materiality of these issues for certain businesses, enhanced reporting on a company's natural capital dependencies and impacts would aid investors' understanding. In our view, the final recommendations of the Taskforce on Nature-related Financial Disclosures may prove useful to some companies. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of other private sector standards.
15. BlackRock is subject to certain regulations and laws in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals or elect directors to the board.

 Proxy Voting - Boston Partners.
Boston Partners Global Investors, Inc. ("Boston Partners") is an investment adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners ("WPG"). Boston Partners' Governance Committee (the "Committee") is comprised of representatives from portfolio management, securities analyst, portfolio research, quantitative research, investor relations, sustainability and engagement, and legal/compliance teams. The Committee is responsible for administering and overseeing Boston Partners' proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the "Proxy Voting Policies") and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners' proxy voting process.
To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. ("ISS"), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners' Proxy Voting Policies. ISS assists Boston Partners with voting execution, through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners' Proxy Voting Policies. While Boston Partners may consider ISS's recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS' electronic voting platform at any time before a meeting's cut-off date. ISS also provides recordkeeping and vote-reporting services.
How Boston Partners Votes
For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.
Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.
The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies' application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients' investments. This is accomplished through engagements with Boston Partners' analysts and issuers, as well as independent research conducted by Boston Partners' Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners' objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.
Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from those Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.
Conflicts
Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances or its Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners' research or portfolio management team recommends that Boston Partners vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners' clients. These procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the "Questionnaire") along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.
Oversight
Meetings and upcoming votes are reviewed by the Committee Secretary with a focus on votes against management. Votes on behalf of Boston Partners' clients are reviewed and compared against ISS' recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners' Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS' most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.
Disclosures
A copy of Boston Partners' Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account are available upon request from your Boston Partners relationship manager. A copy of Boston Partners' Proxy Voting Policies and Procedures are also available at https://www.boston-partners.com/. For general inquiries, contact (617) 832-8162.

Proxy Voting - Brandywine Global.
Responsibility to Vote Proxies
As an investment adviser, Brandywine Global owes its clients a duty of care and loyalty with respect to services undertaken on their behalf, including proxy voting. Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies in the best interest of its clients.
Client Accounts for which Brandywine Global Votes Proxies
Brandywine Global votes proxies for each client account for which the client has specifically delegated to Brandywine Global the power to vote proxies in the applicable investment management agreement or other written document, or in instances where the client has assigned Brandywine Global investment discretion over their account. Brandywine Global also votes proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), unless the applicable investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.
At or prior to the inception of each client account, Brandywine Global will determine whether it has proxy voting authority over such account. In instances where the client has retained proxy voting responsibility, Brandywine Global will have no involvement in the proxy voting process for that client.
General Principles
In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global's goal in voting proxies is to act prudently and solely in the best economic interest of its clients. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder value and to protect shareholder interests.
Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of a client's investment. As part of its fiduciary duty, Brandywine Global does consider environmental, social, and governance issues that may impact the value of an investment, through introducing opportunity or by creating risk, or both.
How Brandywine Global Votes Proxies
Appendix A sets forth general guidelines considered by Brandywine Global in voting common proxy items.
In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is no stated position set forth in Appendix A, Brandywine Global votes on a case-by-case basis in accordance with the General Principles.
The general guidelines set forth in Appendix A are not binding on Brandywine Global, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded based on an assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of client accounts. Different portfolio management teams within Brandywine Global may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.
Use of an Independent Proxy Service Firm
Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with certain services, including but not limited to, information or recommendations with regard to proxy votes or other administrative support. Brandywine Global is not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.
With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information or recommendations with regard to proxy votes, Brandywine Global will periodically review and assess such firm's policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.
Conflict of Interest Procedures
In furtherance of Brandywine Global's goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise as a result of the firm's business or as a result of an employee's personal relationships or circumstances.
A. Procedures for Identifying Conflicts of Interest
Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.
1. Brandywine Global's Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee's interests and those of Brandywine Global clients.
2. Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.
3. As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.
B. Procedures for Assessing Materiality of Conflicts of Interest
1. All potential conflicts of interest identified must be brought to the attention of the Investment Committee for resolution.
2. The Investment Committee determines whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee will be maintained.
3. If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.
C. Procedures for Addressing Material Conflicts of Interest
1. With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b. below, if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee will determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination will be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:
a. confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;
b. in the case of a conflict of interest resulting from a particular employee's personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote; or
c. such other method as is deemed appropriate given the particular facts and circumstances.
2. A written record of the method used to resolve a material conflict of interest will be maintained.
Other Considerations
In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.
A. Share Blocking
Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global may consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.
B. Securities on Loan
Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
Proxy Voting-Related Disclosures
A. Proxy Voting Independence and Intent
Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees will not consult with or enter into any formal or informal agreements with Brandywine Global's ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.
Brandywine Global and its employees may not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global's Chief Compliance Officer. Prior approval is not required in instances where Brandywine Global discloses directly to representatives of an issuer how Brandywine Global intends to vote a proxy so long as the disclosure is made solely to representatives of the issuer and Brandywine Global believes that the disclosure is in the best interests of its clients.
If a Brandywine Global employee receives a request to disclose Brandywine Global's proxy voting intentions to another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global's Chief Compliance Officer.
If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global's Chief Compliance Officer before making or issuing a public statement.
B. Disclosure of Proxy Votes and Policy and Procedures
Upon Brandywine Global's receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client's account, Brandywine Global will promptly provide the client with such requested information in writing.
Brandywine Global will deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global's Proxy Voting policy and procedures is available upon request.
Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global's response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.
C. Delegation of Duties
Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.
Proxy Engagement and Certain Non-Proxy Voting Matters
Brandywine Global may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on a company's proxy statement from time to time, if and to the extent that Brandywine Global determines that doing so is consistent with law and applicable general fiduciary principles. A company or shareholder may also seek to engage with Brandywine Global in advance of the company's formal proxy solicitation to review issues more generally or gauge support for certain proposals.
Absent a specific contrary written agreement with a client or other legal obligation, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client accounts, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.
Recordkeeping
In addition to all other records required by this Policy and Procedures, Brandywine Global will maintain the following records relating to proxy voting:
A. a copy of this Policy and Procedures, including any and all amendments that may be adopted;
B. a copy of each proxy statement that Brandywine Global receives regarding client securities;
C. a record of each vote cast by Brandywine Global on behalf of a client;
D. documentation relating to the identification and resolution of conflicts of interest;
E. any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;
F. a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and
G. records showing whether or not Brandywine Global has proxy voting authority for each client account.
All required records will be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also will maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.
To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global will maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global's behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.
Appendix A
Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global generally follows when voting proxies for securities held in client accounts. One or more portfolio management teams may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the duty to act solely in the best interest of client accounts holding the applicable security.
I. Compensation
A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.
B. We vote for employee stock purchase programs.
C. We vote for compensation plans that are tied to the company achieving set profitability hurdles.
D. We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.
E. We vote against attempts to increase incentive stock options available if they are excessive, either in total or for one individual.
F. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.
G. We vote for measures that give shareholders a vote on executive compensation.
II. Governance
A. We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.
B. We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.
III. Anti-Takeover
We vote against anti-takeover measures, including without limitation:
A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).
B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).
C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.
IV. Capital Structure
We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate.

Proxy Voting - DESIM.
INTRODUCTION
This document summarizes the proxy voting policies and procedures of D. E. Shaw Investment Management, L.L.C. ("DESIM").
STATEMENT OF POLICY
When voting proxies for a client account, DESIM's primary objective is to make voting decisions in the best interest of the client. DESIM has discretion to take into account any factors or considerations that it determines to be relevant to that particular advisory client, including those outlined in Part 2A of Form ADV, applicable advisory agreements, or other governing documents (collectively, "Relevant Client Terms"), when making any voting determination regarding the best interests of a client. In fulfilling its obligations to an advisory client, DESIM endeavors to act in a manner that will enhance the economic value of the assets of the client under management, subject to any Relevant Client Terms. For example, where relevant and/or applicable to a particular client, DESIM may vote proxies based on environmental and/or sustainability considerations in a manner that is expected to result in DESIM casting different proxy votes in some instances than it casts for other clients for whom such considerations are not applicable. DESIM has established written policies and procedures that are designed to ensure that proxies relating to shares owned by a client to which DESIM provides advice are voted in the best interest of such client (the "Proxy Voting Policy"). Among other topics, the Proxy Voting Policy addresses DESIM's handling of material conflicts of interests in proxy voting situations.
VOTING OF PROXIES
DESIM has determined that the most efficient and effective method in which to vote proxies is through the engagement of an independent third-party proxy voting service (the "Proxy Voting Service"). DESIM generally votes most proxies through and in accordance with the recommendations of the Proxy Voting Service. DESIM believes that the independent Proxy Voting Service's internal policy regarding conflicts of interest, including the use of information barriers, adequately addresses its potential conflicts of interest.
To facilitate voting execution, DESIM utilizes the independent Proxy Voting Service's electronic vote management system to pre-populate and automatically submit votes in accordance with the Proxy Voting Service's recommendations, except in the cases where DESIM determines to deviate from a recommendation of the Proxy Voting Service or where manual voting is required. For the avoidance of doubt, DESIM retains the authority to vote proxies, has not delegated such authority to any other party, and may vote contrary to any recommendation of the Proxy Voting Service if it determines such recommendation may be contrary to the client's best interests. If DESIM believes that the recommendations of the Proxy Voting Service may be contrary to the best interest of a client, DESIM must obtain the approval of the Chief Compliance Officer and a Managing Director, or their respective designees, before instructing the Proxy Voting Service to vote the applicable proxy.
DESIM may elect not to vote proxies in cases where the cost of doing so, in the opinion of DESIM, would exceed the expected benefits to the client. Moreover, logistical issues may have a detrimental effect on DESIM's ability to vote proxies and thereby cause the cost of voting to exceed the expected benefits to the client. Unless expressly agreed otherwise with the applicable client, DESIM generally believes the costs of voting proxies would exceed the expected benefits, and generally does not vote proxies, in the following circumstances: (a) the proxies must be voted in-person; (b) the proxies are in jurisdictions that impose restrictions on the sale of the securities in order to vote (e.g., share-blocking jurisdictions); (c) the relevant securities are on loan pursuant to a securities lending program; (d) the proxies require execution of a power of attorney; (e) the relevant securities must be re-registered to the shareholder's name and not held in "street name"; and (f) the proxies require a certain client status with respect to the relevant resolutions, issuer, or jurisdiction to be voted.
RECORDKEEPING
Under applicable law, DESIM is required to maintain a number of books and records related to its business, including proxy voting records. Accordingly, DESIM maintains, or causes the Proxy Voting Service to maintain, the following documents:
  copies of the Proxy Voting Policy and any amendments thereto;
  copies of proxy statements received regarding client securities;
  records of votes cast on behalf of each client;
  records of each advisory client request for proxy voting information; and
  copies of any written documents prepared by DESIM that were material to a voting decision or that memorialized the basis for such decision.
DISCLOSURE TO CLIENTS
DESIM provides a summary of its proxy policies in Part 2A of Form ADV, which includes information on how a client may obtain a copy of the Proxy Voting Policy. DESIM will also furnish a copy of the Proxy Voting Policy and a summary of applicable proxy votes to any client upon written request.
REVIEW OF POLICY AND PROCEDURES
DESIM reviews annually the Proxy Voting Policy and the Proxy Voting Service.
No assurances can be given that any aims, assumptions, expectations, and/or goals described in this document will be realized.

 Proxy Voting - FIAM
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Natural and Human Capital Issues
As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds' investment objectives and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors without being overly prescriptive;
•Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- provisions restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of REITs, however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with Fidelity's fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

Proxy Voting - FDS.
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
  -The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
  -The alignment of executive compensation and company performance relative to peers; and
  -The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Natural and Human Capital Issues
As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds' investment objectives and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
  Address a topic that our research has identified as financially material;
  Provide disclosure of new or additional information to investors without being overly prescriptive;
  Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
  Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
  -classified boards;
  -"blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
  -golden parachutes;
  -supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
  -poison pills;
  -provisions restricting the right to call special meetings;
  -provisions restricting the right of shareholders to set board size; and
  -any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
  -All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
  -A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
  -It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of REITs, however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with Fidelity's fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
  -For a large-capitalization company, burn rate higher than 1.5%.
  -For a small-capitalization company, burn rate higher than 2.5%.
  -For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

Fidelity International's Proxy Voting Guidelines.
1 General principles and application
Sustainable investing voting principle: We aim to vote all of our shares in the best interests of our clients, to support improved client returns, sustainable business behaviours, and our purpose to build better financial futures. We will apply discretion in the application of our voting principles and guidelines to ensure that our approach to voting is effective but also aligned to the best interests of our clients. This means there may be circumstances in which we do not vote in accordance with the principles set out below.
Investee company expectation: Companies should enable and reasonably facilitate shareholders' abilities to execute their shareholder voting rights and stewardship responsibilities.
1.1 Voting authority and decision making
1.1.1 Voting execution and oversight: Fidelity's Sustainable Investing Team is responsible for the execution of voting, the oversight, decision-making and application of our policies on voting.
1.1.2 Non-routine investment proposals and special circumstances: Where necessary, non-routine investment proposals or other special circumstances are evaluated, in conjunction with the Sustainable Investing Team, by the appropriate Fidelity investment research analysts or portfolio managers.
1.1.3 SIOC authority: All votes are subject to the authority of the Global Head of Stewardship and Sustainable Investing and the Sustainable Investing Operating Committee (SIOC).
1.2 Voting approach
1.2.1 Voting coverage: We seek to vote all equity securities where possible. In certain special situations, we may determine not to submit a vote where the costs outweigh the associated benefits. Fixed income managers are consulted on voting matters related to bondholder meetings.
1.2.2 Routine proposals: Except as set forth in these guidelines, we will usually vote in favour of the recommendations set out by company management and routine proposals.
1.2.3 Abstentions: We will vote to abstain on proposals if doing so is deemed to be in the best interests of investors or in some cases where the necessary information has not been provided. In certain limited circumstances, we may also vote to abstain in order to send a cautionary message to a company.
1.2.4 Voting policy application: We make voting decisions on a case-by-case basis and take account of the specific company, sector considerations, prevailing local market standards and best practice, and our voting principles and guidelines. The application of our approach will also vary regionally based on factors including relevant agenda items, current expectations and phased implementation of policies. Where voting differently to our general approach is in the best interests of our clients, we will address these instances on a case- by-case basis. We seek to ensure that our approach to voting is aligned to our principles and in the best interests of our clients. Our voting application will also take into account our engagement strategy, focus areas and current prioritisation criteria.
1.2.5 Issues not covered by principles or guidelines: We will assess where necessary on a case-by-case basis items or issues not clearly covered by our voting principles or guidelines.
1.2.6 Voting application to agenda items: We will generally vote against items that directly correlate to any concern we have. Where there is no corresponding agenda item, we may vote against other proposals to signal our view and in more severe situations may vote against all agenda items to express our dissatisfaction.
1.2.7 Engagement: We assess the merits of each proposal using company disclosure and internal as well as external research. When deemed necessary, we engage with companies to seek a better understanding of the proposal in order to make a more informed voting decision. We will also endeavour to engage with relevant stakeholders if needed to achieve a comprehensive fair, and holistic view of the item under review.
1.3 Voting integration with sustainable investing factors
1.3.1 Sustainability-related proposals: We evaluate proposals that relate to sustainability issues on a case-by-case basis, guided by our sustainable investing policy, our investment approach and policies, and widely accepted sustainable principles and frameworks such as the UN Sustainable Development Goals (SDGs). We also reference standards from organisations including the Sustainability Accounting Standards Board (SASB), the Global Reporting Initiative (GRI), and the CDP (formerly the Carbon Disclosure Project).
1.3.2 Escalation of ESG concerns to voting: We seek to integrate voting as a tool to signal our concerns, and promote positive change, in relation to ESG issues that have been identified and discussed with the company but have seen no sign of improvement over a prolonged period. We will consider voting against the reelection of the chair or directors that are considered most accountable in this case.
1.4 Conflicts of interest
1.4.1 Conflicts of interest: In instances where there may be a conflict, we will either vote in accordance with the recommendation of our principal third-party research provider or, if no recommendation is available, we will either not vote or abstain in accordance with local regulations.
1.4.2 Votes on our funds: Fidelity's Sustainable Investing Team will not vote at shareholder meetings of any Fidelity funds unless specifically instructed by a client.
2 Shareholder rights and authority
Sustainable investing voting principle: We believe that companies should fully recognize all shareholder rights and aim to meet the highest governance standards.
Investee company expectation: Companies should respect shareholder authority and rights, including those of minority investors, and where possible seek to enhance these rights to meet governance best practice.
2.1 Multiple voting rights: We support the principle of one share, one vote and will vote against the authorisation of stock with differential voting rights if the issuance of such stock would adversely affect the voting rights of existing shareholders.
2.2 Transfer of authority from shareholders to directors: We will generally vote against any limitation on shareholder rights or the transfer of authority from shareholders to directors. Furthermore, we will typically always support proposals that enhance shareholder rights or maximise shareholder value.
2.3 Anti-takeover measures: We will vote against anti-takeover proposals including share authorities that can be used as a control-enhancing mechanism.
2.4 Poison pill without approval: We will consider voting against senior management if a poison pill has been implemented without shareholder approval in the last year.
2.5 Cumulative voting: We will support cumulative voting rights when it is determined they are favourable to the interests of minority shareholders.
2.6 Voting by poll and disclosure of results: We support proposals to adopt mandatory voting by poll and full disclosure of voting outcomes.
2.7 Voting practice: We will support proposals to adopt confidential voting and independent vote tabulation practices.
2.8 Detailed documentation provided in a timely manner: We expect companies to provide adequate detail in shareholder meeting materials and for these materials to be made public sufficiently in advance of the shareholder meeting to enable all investors to make informed decisions.
2.9 Conversion of stock: We will consider conversion of stock on a case-by-case basis.
2.10 Shareholder ownership enhanced disclosure: We generally support enhanced shareholder ownership disclosure. However, we may vote against it where, in our view, the threshold obligations are unreasonably onerous.
2.11 Shareholder ownership disclosure thresholds: We review proposals to reduce ownership percentage disclosure thresholds on a case-by-case basis.
2.12 Other business: We will vote against proposals that request approval of non-specific items under a request for approval of other business.
3 Corporate culture and conduct
Sustainable investing voting principle: We encourage companies to foster a positive corporate culture that maximises board and employee effectiveness and wellbeing, and that takes account of a broad spectrum of considerations including diversity, conduct and accountability.
Investee company expectation: Companies should meet basic corporate governance standards on board composition, including director, board and committee independence, while also considering requirements to meet sufficient diversity, expertise, conduct and ethics standards.
3.1 Board composition and independence
3.1.1 Board independence: We favour robust independent representation on boards and may not support proposals relating to the election of directors where we deem there is an insufficient independence level on the board.
3.1.2 Board committee independence: We support boards establishing audit, remuneration and nomination committees to enhance the management and scrutiny of these governance areas but will vote against election of directors where we feel the objectivity of these committees is compromised.
3.1.3 Director independence: We will vote against the election of nominees as independent directors, supervisors, and statutory auditors if, in our view, they lack sufficient independence from the company, its management or its controlling shareholders.
3.1.4 CEO and chair separation: We favour a separation of the roles of chair and chief executive and will vote in favour of this outcome when the opportunity arises. In markets where there is established separation of the two roles, we will consider voting against nominees deviating from best practice.
3.1.5 Nominee disclosure: We will vote against director elections in cases where the names of the nominees are not disclosed to shareholders on a timely basis.
3.1.6 Board renewal: We support periodic and orderly board refreshment and may vote against directors where, in our view, a significant proportion of the board is comprised of directors with excessively long tenures.
3.2 Board effectiveness, conduct, diversity, inclusion and expertise
3.2.1 Board effectiveness: Companies should articulate how the board is undertaking its role and functions and demonstrate this by providing key information on material issues. The board should also comment on the skill set, diversity and experience of its members.
3.2.2 Director attendance: We will vote against the re-election of directors with poor attendance records at previous board or committee meetings without clear justification for the absence.
3.2.3 Outside directorships on public company boards: We do not support directors serving on a significant number of boards because this may compromise their capacity to fully meet their board responsibilities. The assessment will consider the type of role they undertake at the company and will take into account the positions at related companies and the nature of their business and the differences in market development.
3.2.4 Tenure of independent directors: We recognise that the independence of directors can diminish over time and we may not support the re-election of directors to independent director roles if their tenure is excessive. Where deemed valuable to the board, we may support a candidate's re-election to the board in a non-independent non-executive role.
3.2.5 Board size: We will not support changes to increase a company's board size, or the election of directors, where we deem the size of the board is excessive. We will also not support reductions in board size that could compromise board effectiveness.
3.2.6 Contested elections: We will review contested elections on a case-by-case basis.
3.2.7 Diversity and inclusion: We support enhancing board effectiveness through diversity and inclusion of necessary talents and skill sets on a company board. This includes our support for gender, racially and ethnically diverse boards. Companies that fall short of market or sector best practice with respect to board gender, race and ethnic diversity are expected to adopt objectives for improvement and demonstrate progress over time. In circumstances where we conclude that a board is not addressing this issue with the seriousness or urgency it deserves, additional measures may be considered, including, where appropriate, voting against the re-election of members of the board, which may include the chairman or the chairman of the nomination committee.
3.2.8 Gender-balanced boards: We support gender diversity on a company's board and will vote against the election of directors where boards do not have at least 30% female representation at companies in the most developed markets (including the UK, EU, USA and Australia) and 15% female representation in all other markets where standards on gender diversity are still developing. We may also take into account factors including the board size, industry and corporate structure.
3.2.9 Racially and ethnically diverse and inclusive boards: We support racial and ethnic diversity on a company's board and will consider voting against the election of accountable directors where there are serious concerns relating to racial or ethnic underrepresentation on the board, or the number is inadequate, based on factors including the board size, industry, and market.
3.2.10 Mandatory retirement age: We are generally not supportive of mandatory retirement ages for directors and employees.
3.3 Conduct and accountability
3.3.1 Corporate culture and conduct: We believe that companies should foster a culture across their organisations of acting lawfully, ethically and responsibly, including enforcing anti-corruption and anti-bribery policies and processes, and where it is clear that there has been serious conduct to the contrary, we will vote against the election of the accountable directors.
3.3.2 Integrity and competence: We will vote against the election of directors if, in our view, they lack the necessary integrity, competence or capacity to carry out their duties as directors. Relevant factors which may lead us to conclude that a director's election should not be supported include but are not limited to: involvement in material failures of governance or risk oversight that call into question the nominee's fitness to serve as a fiduciary; qualifications and experience; and abuse of minority shareholder rights.
3.3.3 Whistleblowing and risk practice: We support companies meeting minimum legal protection standards with regard to whistleblowing and risk management practices and will vote against directors where we have been made aware that there have been clear significant breaches of expected standards.
3.3.4 Contingency planning and accountability: We encourage companies to undertake comprehensive contingency planning, taking into account ESG factors, and we may vote against the election of directors where we assess this has been clearly inadequate.
3.3.5 Majority shareholder abuse: We will vote against board members, where appropriate, in cases where there have been abuses to minority shareholder interests by the company's controlling shareholder.
3.3.6 Bundled voting items: Shareholder approval for the election of each director should be sought under individual agenda items. We will generally vote against bundled elections or bundled proposals where we are not supportive of any one or more components of the proposal.
3.3.7 Local governance codes: We support companies following their local market corporate governance code for best practice and may vote against items where there is a material failing to meet basic local practice.
4 Audit and financial reporting
Sustainable investing voting principle: We recognise the importance of all corporate reporting and seek to ensure company disclosures are clear, transparent, comprehensive, consistent, timely and accurate.
Investee company expectation: Companies should ensure that all disclosures and reporting are fully transparent, meet relevant accounting practices and standards, are delivered in a timely manner and cover financially and non-financially material information, and that the audit process is rigorously conducted by independent parties.
4.1 Audit committee independence: We will vote against members of the audit committee and/or accountable board members, where the committee is not fully composed of non-executive directors and/ or a majority is not independent.
4.2 Qualified or delayed audit: We will vote against relevant proposals where the audit report is either qualified, we have concerns about its integrity, or it is delayed without sufficient rationale.
4.3 Auditor independence: We will vote against the appointment of an auditor where there are concerns in relation to their independence based on tenure and remuneration or controversies related to the audit firm.
4.4 Auditor rotation: We will consider voting against the auditor appointment and members of the audit committee where the auditor's tenure has, in our view, become excessive.
4.5 Auditor fees: We will consider voting against the auditor appointment and members of the audit committee where non-audit related service fees appear excessive relative to audit fees and where the disclosure of auditor fees is inadequate.
4.6 Audit independence: We will vote against members of the audit committee where there are concerns in relation to the independence or quality of the audit report or the auditor.
4.7 Financial reporting: We will vote against financial statements where we have concerns about the content or accuracy of a company's financial position and reporting.
4.8 Financial reporting and adherence to accounting practices: We will vote against financial statements where we believe the statements have failed to meet required levels of accounting practice.
4.9 Financial reporting transparency: We will not support financial statements where we have concerns about the transparency of key issues including material weaknesses and fairness in the company's tax policies.
5 Remuneration
Sustainable investing voting principle: We believe companies should create clear, simple and well-designed remuneration structures to incentivise senior managers to deliver on company strategy while aligning with the interests of shareholders and other key stakeholders.
Investee company expectation: Companies should ensure that pay practices and frameworks are fully disclosed to shareholders, are aligned with shareholder interests, consider relevant performance criteria including appropriate financial and non-financial metrics, and are implemented in a clear and fair manner.
5.1 Approach, alignment and outcomes
5.1.1 Misalignment of remuneration outcomes: We will vote against remuneration-related proposals where we believe there is a clear misalignment between remuneration and the interests or experience of shareholders, or where material negative outcomes for stakeholders are not appropriately taken into consideration for pay outcomes.
5.1.2 Poor transparency and complexity: We support simple and clear remuneration arrangements and believe these factors help make the expectations placed on participants clearer.
5.1.3 Votes on remuneration: We will support proposals to give shareholders the right to vote on executive pay practices.
5.1.4 Remuneration concerns: We will generally vote against remuneration proposals when payments made to executives are considered excessive, overly short-term in nature, or not reflective of company performance.
5.1.5 Ongoing remuneration concerns: In markets that provide shareholders with the opportunity to vote on a company's remuneration report, we will consider voting against the re-election of the chairman of the remuneration committee if we vote against the report of the remuneration committee for the second year in a row (assuming no change in personnel in the interim).
5.1.6 Remuneration committee independence: We do not support the presence of executive directors on the remuneration committee (or its equivalent) of the companies which employ them, and we will consider voting against directors or the remuneration report in these instances when given an opportunity to do so.
5.1.7 Independent non-executive director pay: We will vote against remuneration granted to independent non-executive directors if the payment may compromise the directors' objectivity, although the circumstances of individual companies and rationale for pay structure will be considered. We will generally not support arrangements where independent and non-executive directors receive significant fee increases, share options, or payments in cash or shares that are subject to performance targets.
5.2 Practice and implementation
5.2.1 Pay quantum: We will vote against remuneration proposals where the size of pay or increases in executive pay levels are in our view excessive.
5.2.2 Aggregate compensation ceiling: We will vote against proposals that seek to make adjustment to an aggregate compensation ceiling for directors where we believe this is excessive or we believe it is not necessary.
5.2.3 Share ownership: We strongly encourage the long-term retention of shares by executives, and we will consider voting against remuneration proposals if the company lacks policies requiring executives to build up a significant share ownership within a reasonable timeframe. In some markets, we expect share ownership guidelines to require the retention of shares for a period after the director's mandate has ended. We encourage the use of broad-based share incentive plans for executives and rank-and-file staff. For shares awarded to executives as part of a long-term incentive plan, we will have particular regard for minimum required retention periods. Practice in this regard differs globally but over time we expect all companies to move toward a minimum guaranteed retention period of at least five years from the date of grant, or put arrangements in place that provide an equivalent shareholder alignment.
5.2.4 Dilution: We will vote against incentive arrangements if the dilutive effect of shares authorised under the plan is excessive.
5.2.5 Discounted awards: We will generally vote against options offered with an exercise price of less than 100% of fair market value at the date of grant. Employee share-save schemes may be supported provided the offering price of shares is not less than 80% of the fair market value on the date of grant.
5.2.6 Re-pricing: We do not support the repricing of stock options and will vote against proposals that seek approval for this practice.
5.2.7 Uncapped awards: We do not favour non-routine remuneration arrangements where the potential awards are uncapped or provide no clarity on the quantum of awards, such as those found in certain value creation plans.
5.2.8 Re-testing of performance criteria: We do not support arrangements where performance re-testing is permitted. In our view, if performance targets for a given year are not met, then awards for that year should be foregone.
5.2.9 Material changes to remuneration arrangements: We are not supportive of remuneration arrangements that provide discretion to permit material changes without shareholder approval.
5.2.10 Holding period: We believe companies should put in place longer holding periods for share awards and our preference is for a minimum retention period of five years for shares granted to top executives. We will consider voting against arrangements where we deem the holding period too short.
5.2.11 Performance hurdles reduced: We will generally vote against proposals where performance hurdles attached to remuneration arrangements have been reduced.
5.2.12 Incentive arrangement criteria: Subject to local market standards, we will generally vote against incentive arrangements where any of the following are met:
5.2.12.1 No performance conditions: We will vote against proposals where there are no performance conditions attached to any of the incentive awards.
5.2.12.2 No disclosure of performance conditions: We will vote against proposals where there is no disclosure of the performance measures to be used.
5.2.12.3 Insufficiently challenging targets: We will vote against proposals where the performance targets are insufficiently challenging.
5.2.12.4 Inadequate proportion of award subject to targets: We will vote against proposals where the proportion of the performance targets attached to the incentive is insufficient.
5.2.12.5 Inadequate vesting period: We will vote against proposals where there is an inadequate vesting period attached to the awards.
5.2.12.6 Vesting on change of control: We will vote against proposals where there is full vesting on a change of control.
5.2.13 Non-standard incentive arrangements: We will review non-standard features relating to incentive arrangements on a case-by-case basis.
5.2.14 No long-term incentive plan: In certain markets, based on local practices, we may vote against proposals such as the election of directors or the remuneration report, where there is no long-term incentive plan in place at the company.
5.2.15 Severance packages: We will generally vote against severance packages that are contrary to best practice.
5.2.16 Non-financial criteria: We will assess the use of non-financial performance criteria in long-term incentive arrangements on a case-by-case basis. Non-financial considerations, either directly linked with strategy implementation or focused on positive stakeholder outcomes, should be integrated into the remuneration policy as appropriate, either through the use of specific targets, modifiers, gateways/ underpins, or in the context of the expost review of formulaic remuneration outcomes by the board or remuneration committee. We will consider voting against proposals where we believe companies are not taking non-financial factors adequately into consideration.
5.2.17 Board and management contracts: We will consider voting against the election of directors or remuneration-related proposals where executive director service contracts do not meet local market best practice.
5.2.18 Remuneration-related employee loans: We will not support companies providing loans to facilitate participation in their remuneration plans. Employees should access required credit from banks or other third parties.
5.2.19 Ex gratia payment: We will not generally support ex gratia payments to directors of the company.
5.2.20 Authority to omit executive compensation disclosure: We will vote against proposals that seek to omit or reduce executive compensation disclosure.
6 Articles and charter amendments
Sustainable investing voting principle: We support companies amending their articles to align with current market requirements or enhance shareholder authority.
Investee company expectation: Companies should generally only alter their governing documentation and principles to meet updated legal or technical requirements or to enhance shareholder interests, protections and rights.
6.1 Articles of association: We will vote against changes to a company's articles of association that are not in the interests of shareholders.
6.1.1 Lower quorum requirement: We will vote against amendments to reduce the quorum level for special resolutions and changes to articles of incorporation.
6..1.2 Limit number of shareholder representatives at meetings: We do not support proposals that have the potential to restrict or result in a detrimental effect on shareholder rights.
6..1.3 Amend provisions on number of directors (increase or decrease maximum board size): We do not support proposals seeking to make changes in board size that would result in the board being too small or too large to function effectively.
6.1.4 Require supermajority vote to remove director: We do not support the introduction of provisions that increase the potential difficulty in the removal of a director.
6.1.5 Extend directors' terms: We do not support article amendments seeking to extend directors' terms.
6.1.6 Takeover defence provisions: We do not support anti-takeover devices and accordingly would vote against proposals seeking to add or change provisions to adopt control- enhancing mechanisms.
7 Investment-related matters
Sustainable investing voting principle: We support companies pursuing strategic and general investment-related transactions that make good business sense and are in the interests of all shareholders.
Investee company expectation: Companies should only pursue investment-related activities that are in the best interests of the company and shareholders.
7.1 Mergers, acquisitions and disposals: We will consider mergers, acquisitions and disposals on a case-by-case basis and vote against where we are not supportive of the transactions.
7.2 Reorganisations and restructuring: We vote on a case-by-case basis with regard to company reorganisations and restructuring.
7.3 Takeover bids: We review takeover bids on a case-by-case basis and although usually supportive of current management, where management has failed consistently to deliver on reasonable expectations for shareholder returns and the bid fully recognises the prospects of the company, we may support the proposal.
7.4 Management buyouts: We review management buyouts on a case-by-case basis and review the opportunity to deliver value to shareholders along with potential conflicts of interest among other factors.
7.5 Re-incorporation and changes in listings venue: Where a company seeks to make changes to re-incorporate or change its place of listing, we will review these on a case-by-case basis and assess the rationale for the change. We will vote against where there is no merit to the change or it appears contrary to the longterm interests of shareholders.
8 Capital management
Sustainable investing voting principle: We expect efficient capital allocation measures and activities considering the immediate and long-term trajectory and interests of the company and all shareholders.
Investee company expectation: Companies should manage capital responsibly, sustainably, avoid capital-destructive actions and seek to enhance shareholder value.
8.1 Capital allocation: We encourage efficient capital allocation measures but where, in our view, excess cash should be returned to shareholders, we may vote against dividend-related items, directors or in support of shareholder proposals that facilitate improvement.
8.2 Authority to change authorized share capital: We will vote against unusual or excessive requests to change share capital, particularly in respect of proposed increases for companies in jurisdictions without assured preemptive rights or where this is to facilitate an anti-takeover device.
8.3 Issuances with and without preemptive rights: We will vote against issuance requests with or without preemptive rights that we believe are excessive.
8.4 Private placements: We will consider voting against board members where private placements have been made with limited offering or contrary to the interests of minority shareholders.
8.5 Debt issuance: We are generally supportive of companies seeking approval for the issuance of debt providing the terms are not contrary to the interests of existing shareholders.
8.6 Borrowing powers: We evaluate proposals related to the approval of company borrowing on a case-by-case basis.
8.7 Share repurchase plans: We are generally supportive of companies seeking to repurchase shares but evaluate these considering broader factors related to the capital allocation.
8.8 Reissuance of repurchased shares: We consider companies reissuing repurchased shares on a case-by-case basis and may vote against relevant proposals where this is deemed unnecessary or egregious.
8.9 Corporate guarantees and loan agreements: We evaluate proposals related to the approval of corporate guarantees and loan agreements on a case-by-case basis.
8.10 Investment of company funds into financial products: We are generally supportive of proposals seeking approval to use idle funds to invest in financial instruments for cash management or capital preservation unless, in our view, the investment would expose shareholders to unnecessary risk.
8.11 Pledging of assets for debt: We assess proposals seeking the pledging of assets for debt on a case-by-case basis.
9 Related-party transactions
Sustainable investing voting principle: We expect companies to act fairly and transparently on all related-party transactions and believe that these should always be in the best interests of the business and all shareholders.
Investee company expectation: Companies should act in the interests of the business and all shareholders when undertaking transactions. They should seek to avoid any perceived conflicts of interest and unnecessary risk and fully disclose all details. Where conflicts and risks are material, companies should seek approval by shareholder vote.
9.1 Related-party transactions: We believe that all material related- party transactions should be put to a shareholder vote. We will vote against related-party transactions that are not aligned with the interests of the company's minority shareholders.
9.1.1 Conflicted related-party transactions: We will vote against where the terms of a related-party transaction are not equivalent to those that would prevail in an arm's-length transaction.
9.1.2 Transaction disclosures: We will vote against where there is inadequate disclosure of key information or supporting evidence including the review of independent directors or financial advisors.
9.1.3 Transaction pricing: We will not support related-party transactions where there are any concerns about the pricing of the transactions.
9.1.4 Transaction rationale and timing: We will not support a transaction if the company has not provided adequate detail on the rationale for the transaction and its timing.
10 Governance of climate change oversight, practice and action
Sustainable investing voting principle: We seek to promote improved climate change related corporate behaviours.
Investee company expectation: Companies should meet minimum standards of climate change oversight, practice, disclosure, and action. Companies should take appropriate action to adapt their business models in line with international agreements aimed at mitigating the effects of climate change, biodiversity loss and deforestation. This includes long-term objectives to transition to low carbon energy sources, away from thermal coal and other fossil-fuels.
10.1 Minimum standards of climate change oversight and practice: We aim to vote against the election of members of a company's board, including the chairman and CEO, and other relevant proposals where, in our view, the company has not met our expectations of standards of climate change oversight and practice. We will take into consideration factors including the markets and industries in which the company is operating.
10.1.1 We will vote against directors at companies that do not adequately meet our climate change-related expectations, taking into account if they are within industries most affected by climate change and the degree of urgency, where we believe they should be addressing these issues. We believe that all companies should be disclosing:
• A stated policy on climate change
• Emissions data
• Confirmation of discussion and oversight of climate change at the board level
10.1.2 For companies we believe should be addressing climate change-related issues most urgently, including those within industries most affected by climate change, we believe that they should be undertaking and disclosing:
• Targets for reducing greenhouse gas emissions
• Description of the impacts of climate-related risks and opportunities on their businesses, strategy and financial planning
• Scenario planning including multiple scenarios
• Impact scenario referencing a 1.5°C limit
Summary: Minimum expectations of climate change oversight and practice
All companies	Companies most affected by climate change
A stated policy on climate change	A stated policy on climate change
Emissions data	Emissions data
Confirmation of discussion and oversight of climate change at board level	Confirmation of discussion and oversight of climate change at board level
Targets for reducing greenhouse gas emissions
Description of the Impacts of climate-related risks and opportunities on their businesses, strategy and financial planning
Scenario planning including multiple scenarios
Impact scenario referencing a 1.5°C limit
10.2 Climate progress: We will vote against board members where we believe the progress companies are making to address climate change is inadequate and may take into account criteria from climate assessment tools including our proprietary climate rating.
10.3 Financing activities negatively contributing to climate change: We will vote against directors where there are material concerns or failures with practices related to financing activities negatively contributing to climate change.
10.4 Climate change and engagement: In relation to ESG engagements on climate practices with company management, we will vote against the election of members of a company's board or other appropriate agenda items where the company has not adequately addressed our concerns.
10.5 Climate action plans ('Say on Climate'): We will evaluate resolutions submitted by the board relating to the company's climate change strategy or implementation thereof on a case-by-case basis. We will support climate strategies that we believe enable a credible societal transition to net zero in line with the goals of the Paris Agreement. Our evaluation will consider the ambition of the climate strategy, the company's climate change governance, and its capital allocation practices, as well as insights from our engagements.
10.6 Climate change-related shareholder proposals: Our firm-wide positioning on climate, including support of the Paris Agreement, informs our climate voting approach both on holding boards accountable for not meeting minimum standards and on supporting shareholder proposals that improve climate-related corporate behaviours and disclosures. Climate-related shareholder proposal votes are evaluated on the merits of the proposal. In all cases however we take a holistic view of factors when determining our final decision.
10.7 Climate change-related shareholder proposals on improved disclosure: We support shareholder proposals that call for enhanced disclosure on climate-related reporting and practice, encouraging this to be in accordance with the Task Force on Climate- related Financial Disclosures (TCFD) recommendations, and will consider supporting all shareholder proposals that promote this objective and are reasonable for the company to implement.
10.8 Climate change-related and lobbying-related shareholder proposals: We support enhanced disclosure and best practice in relation to company practices on climate-related lobbying and will support all shareholder proposals that are reasonable for the company to implement and are aligned with their commitments and future development.
10.9 Climate change-related shareholder proposals on the management of greenhouse gas emissions: We believe it is critical that all companies properly take into account and manage their greenhouse gas emissions and targets and will support, where reasonable, shareholder proposals seeking to improve these practices.
11 Environmental and social responsibilities
Sustainable investing voting principle: We encourage companies to meet and report on their environmental and social responsibilities through reduction in negative externalities and maximising the positive impact of their business.
Investee company expectation: Companies should adequately manage and address their material environmental and social responsibilities and consider how they can improve their current business strategy and practices.
11.1 Environmental and social responsibility engagement: We will vote against directors that we consider accountable for major corporate failures in relation to their duties to manage relationships with stakeholders on material environmental or social concerns.
11.2 Deforestation: We believe companies should meet minimum standards of deforestation oversight, practice, disclosure, and action on deforestation disclosures and activities. We expect investee companies to have a plan in place to address deforestation, underpinned by deforestation-free commitments. Following continued deforestation related engagement in 2023, we intend to begin the application of our voting principles and guidelines on deforestation effective from 2024. We plan to vote against members of the board at companies in high-risk sectors that do not adequately meet our deforestation-related expectations. We will take into account the company's position within the supply chain, industry exposure, operating and supply chain location, engagement progress, and the urgency with which we believe they should be addressing deforestation. We believe that companies with material exposure to deforestation, whether in direct operations or indirect exposure in their supply chain, should be disclosing information covering material key forestrisk commodities (including: palm oil, soy, beef and leather, pulp and paper), on the following:
  Timebound deforestation-free commitment
  Deforestation approach or plan underpinning the timebound commitment
Our assessment of the deforestation related disclosures and practices that companies should be considering and implementing will develop and evolve over time as reporting standards and best practices are finalised and assessment tools improve.
11.3 Responsible palm oil: We will vote against directors where there are material concerns or failures with practices related to responsible palm oil.
11.4 Waste and pollution: We will vote against directors where it is clear there have been material failings by a company to minimise the negative externalities caused by its businesses or failure to monitor product quality and the chemical safety of its products for the environment and human health upon disposal.
11.5 Water and aquaculture: We will vote against directors where a company has clearly failed to properly manage the sourcing of water, failed to mitigate potential water scarcity risks, or are accountable for failings resulting in material pollution or contamination.
11.6 Sustainable protein: We will vote against directors where there are material concerns or failures with practices related to sustainable protein.
11.7 Biodiversity: We will vote against directors where they have clearly failed to manage or implement the capabilities to monitor and assess material environmental risks related to biodiversity matters and reduce the ecological impact of their operations.
11.8 Supply chain sustainability, human rights, labour rights, and modern slavery: We will vote against the election of members of a company's board of directors, including the chair and CEO, and other appropriate proposals where, in our view, the company has not met the minimum standards of monitoring and overseeing itself and its suppliers with regard to human rights and minimizing the risk of modern slavery or human rights violations occurring within its organization or supply chain.
11.9 Health and safety: We will vote against directors where there are failings in the provision of safe working conditions and managing health and safety risks.
11.10 Data privacy, cyber security and digital ethics: Where a company has failed to meet our expectations on matters of data privacy, cybersecurity or digital ethics, we will vote against directors we view as accountable.
11.11 Political donations and lobbying: We support robust disclosures on corporate political lobbying activities. We will consider voting against management, typically on shareholder proposals, where there is a misalignment between involvement with political donations and lobbying activities and a company's own stated strategy or commitments or such lobbying activity is in conflict with the interests of stakeholders.
11.12 Corporate sustainability reporting: We will vote against directors where there are material issues or inaccuracies included within a company's sustainability reporting or the reporting level is significantly below expected standards.
12 Shareholder sponsored ESG proposals
Sustainable investing voting principle: We seek where possible to support shareholders working to effect positive changes at companies.
Investee company expectation: Companies should engage with all interested stakeholders on shareholder proposals and implement approved resolutions.
12.1 Shareholder proposals: We evaluate shareholder proposals on a case-by-case basis and our consideration includes the company's perspective and response to the proposal, the proponents' case and the proposal's intention, whether the proposal is binding or advisory in nature, current market best practices, impact on shareholder value, and Fidelity's sustainable investing policies.
12.2 Voting in favour of reasonable shareholder proposals: We aim to support ESG shareholder proposals that address and improve issues of material importance to the company and its stakeholders. Shareholder proposals are evaluated based on the merit of the proposal.
12.3 Shareholder proposals seeking environmental and social improvement: We will support all shareholder proposals we deem reasonable that relate to improvements in the practices, disclosure and management of environmental and social impacts of company operations which include areas of our thematic engagement and general focus areas including:
• Climate change
• Diversity and inclusion
• Waste and pollution
• Water and aquaculture
• Sustainable protein
• Biodiversity
• Responsible palm oil
• Deforestation
• Supply chain sustainability, human rights, labour rights, and modern slavery
• Health and safety
• Data privacy, cyber security and digital ethics
• Political donations and lobbying
• Corporate sustainability reporting
12.4 Failure to implement previously approved shareholder proposals: If a shareholder proposal receives majority support but is not implemented by the company, we will consider voting against board members at subsequent shareholder meetings.
Geode Voting Policies
Geode Authority and Duties to Vote Client and Fund Securities
As an investment adviser, Geode holds discretionary voting authority over a majority of its client accounts. Geode understands its obligations with respect to voting for clients and will apply a voting methodology for clients in a manner that Geode believes represents the best interests of its clients. Except in cases where clients have dictated separate voting guidelines, Geode's voting methodology is applied in a unified manner across all clients consistent with the proxy voting policies ("Voting Policies") described in this document. In certain limited instances, Geode clients may request that client-approved proxy voting guidelines are required to be followed. In these rare instances, a third-party proxy provider is engaged to vote proxies in accordance with such client-approved guidelines rather than the Voting Policies as described below. Geode's Voting Policies are designed to (1) establish a framework for Geode's decision-making with respect to proxy voting in client accounts and (2) set forth operational procedures for the oversight and execution of Geode's proxy voting responsibilities. Geode's Operations Committee oversees the implementation of Geode's voting authority under these Voting Policies.
Third-Party Proxy Advisory Firms
Geode have retained Institutional Shareholder Services ("ISS"), a third-party proxy advisory firm, to act as Geode's proxy voting agent ("Proxy Agent") providing Geode with vote execution and administration services including, operational, recordkeeping and reporting services. Geode uses research and analysis relating to general corporate governance issues and specific proxy items from proxy advisory firms including ISS and Glass Lewis.
Geode's Stewardship Team conducts monthly oversight of the Proxy Agent's implementation of the Voting Policies and vote execution. The oversight may include sampling votes cast on behalf of client accounts in an attempt to identify potential inconsistencies between the Proxy Agent's implementation of the Voting Policies and the actual vote instructions placed on behalf of Geode's client accounts. The sampling may focus on voting across similar proposals or a company-specific evaluation based on potential conflicts of interest between the proxy advisory firm and the company. Results of the monthly oversight are presented to Geode's Operations Committee.
Proxy Voting Process
Except in cases where clients have dictated separate voting guidelines, Geode retains the responsibility for proxy ballot items in accordance with the Voting Policies herein and does not otherwise reference the Proxy Agent's voting policies. To help facilitate the vote execution process, the Proxy Agent prepares a written analysis and recommendation of each proxy ballot item based on the Proxy Agent's application of Geode's Voting Policies. The Proxy Agent generally pre-populates and submits votes for proxy ballot items in accordance with such recommendations. If the Proxy Agent or Geode becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, the Proxy Agent and Geode will generally endeavor to consider such information where such information is viewed as material in Geode's discretion when casting votes on behalf of client accounts. In certain instances, this may result in an override or a revised recommendation issued by the Proxy Agent.
In limited circumstances where Geode's Voting Policies do not address the specific matter, the Proxy Agent will refer the ballot back to Geode. Ballot items that have been referred to Geode for a voting decision are handled on a case-by-case basis.
Geode aims to vote all shareholder meetings; however, when deemed appropriate, Geode reserves the right to refrain from voting certain meetings, for example in cases where:
•Power of attorney documentation is required.
•Issuer-specific beneficial owner documentation or certifications are required.
•Voting is not permissible due to sanctions affecting the company.
•Voting occurs in certain share blocking markets where shares are subject to lockup periods during shareholder meeting dates.
Conflicts of Interest
Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Proxy Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (or any affiliate of Geode) or their respective directors, officers, shareholders, employees or agents, such person shall notify the other members of the Operations Committee. Geode will analyze and address such potential conflict of interest, consulting with outside counsel, as appropriate. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) abstain, (3) cause authority to be delegated to the Proxy Agent or a similar special fiduciary to vote the applicable proxy or (4) recommend other methodology for mitigating the conflict of interest, if deemed appropriate (e.g., echo voting).
Proxy Voting Policies
Geode has established the Voting Policies that are summarized below to maximize the value of investments in its clients' accounts, which it believes will be furthered through (1) accountability of a company's management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company's business and operations. Geode reserves the right to override any of its Voting Policies with respect to a particular shareholder vote when such an override is, in Geode's best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode's clients.
All proxy votes shall be considered and made in a manner consistent with the best interests of Geode's clients (as well as shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies; (2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated on a case-by-case basis. For ballots related to proxy contests, mergers, acquisitions and other organizational transactions, Geode may determine it is appropriate to conduct a company specific evaluation.
Non-US Issuers: Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies to the greatest extent possible but will also take local market standards and best practices into consideration. In the event local market standards and best practices in a non-US jurisdiction differs with (or are not specifically covered by) these policies, Geode will generally vote in accordance with such local market standards and best practices. For example, some jurisdictions have different standards for director independence and a greater tolerance for non-independent directors on boards and Geode will vote in accordance with those standards in those jurisdictions, even if not consistent with the policies below. In addition, Geode will not vote in re-registration markets outside of the US.
Geode's specific policies are as follows:
I. Director Elections & Other Board/Governance Matters
A. Election of Directors:
Geode will generally support director nominees and incumbent members of a board of directors except in certain instances detailed below:
1. Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation (e.g. illness, family emergency, work on behalf of the company or service to the nation); Support may also be withheld from the chair of the nominating/governance committee if the proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings but fails to provide the names of the directors
2. Independent Directors. Geode will vote against a director if (1) the Nominee is non-independent and full board comprises less than a majority of independent directors, or (2) the Nominee is not independent and sits on the audit, compensation or nominating committee (or none of these committees exist). For purposes of this Policy, independence will be assessed based on the company's relevant listing standard and controlled companies will be exempt from the assessment in line with exemptions from listing standards, where applicable.
3. Director Responsiveness.
a. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.
b. The board failed to act on takeover offers where Geode and a majority of shareholders tendered their shares.
c. Geode will vote against the chair of the nominating/governance committee if at the previous board election, directors opposed by Geode received more than 50 percent withhold/against votes of the shares cast and the company failed to address the issue(s) that caused the high withhold/against vote, provided that, if the nominating/governance committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the nominating/governance committee on the ballot.
d. Geode will vote against the chair of the compensation committee when there is insufficient responsiveness to a say-on-pay vote that received less than 70 percent support at the last annual general meeting, provided that, if the compensation committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the compensation committee on the ballot.
4. Repriced Options. Geode will vote against the chair of the compensation committee in the concurrent or next following vote if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced underwater options, provided that, if the compensation committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the compensation committee on the ballot.
5. Golden Parachutes. Geode will vote against the chair of the compensation committee if the compensation committee adopted or renewed an excessive golden parachute within the past year (i.e., since the prior AGM), provided that, if the compensation committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the compensation committee on the ballot.
For purposes of these Policies, "excessive" is defined as:
a. cash severance payment is greater than three times salary and bonus
b. change-in-control severance payments are not double triggered; or
c. excise tax gross-ups are allowed
6. Poor Accounting Practices/Material Weaknesses. Geode will vote against the chair of the Audit Committee if poor accounting practices are identified that rise to a level of serious concern, such as fraud, misapplication of GAAP and material weaknesses identified in disclosures; provided that, if the audit committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the audit committee on the ballot, in each case, unless circumstances such as the severity, breadth, chronological sequence, duration, and the company's efforts at remediation or corrective actions would render the poor accounting practice moot, immaterial or insignificant.
7. Compensation Concerns. Geode will vote against the chair of the compensation committee when there are compensation concerns (i.e. the company fails to include a Say on Pay ballot item when required by applicable regulation or the company's declared policy; there is a pattern of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors), and there is no say-on-pay proposal on the ballot, provided that, if the compensation committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the compensation committee on the ballot under such circumstances.
8. Gender Diversity. Geode will vote against the chair of a Company's nominating/governance committee if no woman serves on the board and no woman was serving on the board at the previous shareholder meeting, unless Geode determines that the Company has during this period engaged in good faith efforts to search for and consider qualified women candidates to serve on the board, provided that, if the nominating/governance committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the nominating/governance committee on the ballot.
9. Over boarding. The Director is a CEO and sits on the Board of more than two public companies besides his or her own; or a non-CEO Director who sits on more than five public company boards
10. Unequal Voting Rights. Geode will vote against the chair of the nominating/governance committee if the Company maintains a common stock structure with unequal voting rights. Exceptions to the policy may include, but aren't limited to: Newly-public companies with a reasonable sunset provision, where the unequal voting rights are considered de minimis; or the company provides sufficient safeguards for minority shareholders, provided that, if the nominating/governance committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the nominating/governance committee on the ballot.
11. Problematic Board Governance. Vote against the chair of the relevant committee responsible for the problematic governance practices (provided that if the relevant committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the relevant committee on the ballot) when such practices have been identified, including:
a. Unilateral By-law/Charter Amendments (i.e., allowing the board to make amendments without shareholder consent)
b. Problematic Audit Practices (i.e., the company receives an adverse opinion on the company's financial statements from its auditor)
c. Governance Failures (Bribery, Criminal Activity, regulatory sanctions, legal judgements, etc.)
d. Adopting or extending an anti-takeover provision that would have been opposed by Geode under this Policy without shareholder approval
B. Majority Election.
Unless a company has a director resignation policy, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.
C. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors' Liability for Breaches of Care.
D. Geode will generally vote FOR proposals seeking to establish or amend proxy access which allow a shareholder (or shareholder group) holding at least 3% of the voting power of the company's outstanding shares continuously for a minimum of 3 years the ability to nominate no more than 25% of the board of directors. Geode will generally vote AGAINST proposals that do not meet the aforementioned criteria.
E. Board Composition
1. Geode will vote FOR shareholder proposals calling for a majority of directors to be independent of management.
2. Geode will generally vote in favor of shareholder proposals calling for a majority of directors on board Nominating, Audit and Compensation Committees to be independent.
3. Geode will vote AGAINST proposals calling for the separation of the roles of Chairman & CEO, if combined and there is a lead independent director. Proposals will be reviewed on a case-by-case basis, If the roles of Chairman & CEO are combined and there is no lead independent director to determine if appointment of an independent Chairman would likely be in shareholders' best interest in promoting effective oversight of management by the Board.
II. Executive & Director Compensation and Stock Plans
A. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:
1. The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.
2. The company grants annual awards at a rate higher than a benchmark burn rate considered appropriate for the company's GICS classification and the dilution effect of the shares authorized under the plan (including by virtue of any "evergreen" or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans is greater than 15%, provided that, dilution may be increased to 20% for small capitalization companies, and 25% for micro capitalization companies, respectively.
3. The exercise price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for a small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the "De Minimis Exception").
4. If the directors eligible to receive options under the plan are involved in the administration of the plan or the plan administrator has the discretion over awards.
5. The plan's terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.
6. Acceleration of Vesting: the plan provides that the vesting of equity awards may accelerate before a potential change in control occurs.
B. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards ("RSA") if: The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 15%, provided that, (i) dilution may be increased to 20% for small capitalization companies, and 25% for micro capitalization companies, respectively, and (ii) Geode will also consider whether the company grants annual awards at a rate higher than a benchmark burn rate considered appropriate for the company's GICS classification.
C. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these Voting Policies will be measured against the total number of shares under all components of such plan.
D. Say on Pay (non-binding).
1. Advisory Vote on Executive Compensation. Geode will generally vote FOR an advisory vote on executive compensation but will review on a case-by-case basis when: (1) there is a significant misalignment between executive pay and company performance; (2) the company maintains significant problematic pay practices; or (3) the prior advisory vote received less than 70% support and the board exhibits a significant level of poor communication and responsiveness to shareholders.
2. Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.
3. Advisory Vote on Golden Parachute. Geode will vote AGAINST "excessive" change-in-control severance payments (as defined herein).
E. Vote FOR Stock Repurchase Programs, unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.
F. Geode will support shareholder proposals seeking to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.
G. Golden Parachute. Geode will vote AGAINST shareholder proposals to submit a severance agreement to a shareholder vote when:
1. the company maintains an existing policy addressing excessive severance, and
2. the provisions of the existing policy would not be deemed "excessive" (as defined herein).
H. Holdings Period for Executives. Vote AGAINST shareholder proposals requesting full tenure holding periods for executives on shares acquired through equity compensation programs during their employment.
I. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing market conditions as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.
III. Anti-Takeover Measures
A. Geode will generally vote as follows on anti-takeover measures:
1. Against Addition of Special Interest Directors to the board.
2. Authorization of "Blank Check" Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except where the blank check preferred stock proposal is proposed in connection with an acquisition or merger.
3. Classification of Boards, Geode will vote FOR proposals to de-classify boards.
4. Golden Parachutes, that Geode deems to be excessive (as defined herein) in the event of change-in-control.
5. Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST/Withhold the chair of the nomination/governance committee in the concurrent or next following vote on the election of directors, provided that, if the nomination/governance committee chair is not on the ballot or where no chair exists, Geode will vote against the longest tenured member of the nomination/governance committee on the ballot under such circumstances, in each case, unless (a) the board has adopted a Poison Pill with a sunset provision; (b) the term is less than three years; (c) the Pill includes a qualifying offer clause; Or (d) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.
6. Against Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).
7. Against Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR management proposals to reincorporate in another state when not accompanied by such anti-takeover provisions.
8. Against Requirements that restrict or expand the board size to prevent outside interests from holding seats.
9. Against Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements unless there is a controlling shareholder.
10. Against Transfer of Authority from Shareholders to Directors.
B. Vote FOR proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.
C. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).
IV. Capitalization Issues or Capital Structure
A. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.
B. Vote FOR elimination of Preemptive Rights.
C. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing or there is bankruptcy risk or going concern issues. Vote AGAINST if any evidence that Reverse Stock Split could be used to thwart takeover attempts. Geode will support a proposal resulting in an authorization of up to 300 percent shares outstanding and reserved for legitimate purposes. Geode will vote AGAINST any proposal resulting in an authorization exceeding 300 percent the company's shares outstanding and reserved for legitimate purposes.
D. Vote FOR management proposals to Reduce the Par Value of common stock. Review case-by-case if the proposal may facilitate an anti-takeover device or other negative corporate governance action.
E. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%. However, a company's specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholders' interests.
F. Vote AGAINST proposals to Reprice Outstanding Stock Options where the plans (1) do not exclude senior management and directors; or (2) contain a repricing proposal that is not value neutral to shareholders based upon an acceptable options pricing model. Otherwise these proposals will be considered on a case-by-case basis, taking into account: (i) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (ii) the company's relative performance compared to other companies within the relevant industry or industries; and (iii) economic and other conditions affecting the relevant industry or industries in which the company competes.
G. Vote AGAINST Excessive Increases in Common Stock unless there is either bankruptcy risk or going concern issues. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company's shares outstanding and reserved for legitimate purposes. However, requests will be evaluated on a case-by-case basis when there are significant risks of non-approval, including a government rescue program, or other extenuating circumstances.
H. Generally, vote FOR capitalization proposals tied to a merger/acquisition to give management the ability to finance the transaction. However, Geode will review on a case-by-case basis where it determines that such capitalization items may result in excessive or inappropriate dilution of shareholders' interests if the requested capitalization is more than is needed to complete the transaction.
V. Environmental and Social
A. Evaluate each proposal related to environmental and social issues (excluding political contributions). Generally, Geode expects to vote with management's recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. There are instances, however, where Geode may support certain shareholder environmental and social proposals where Geode believes the proposals meet the following conditions (i) request disclosure of new or additional information that is material to investors, and increase or preserve shareholder value by improving transparency into the company's processes and governance relating to the topic of the proposal, and (ii) would not be impractical or overly burdensome for the company to comply with. Geode may take action against the re-election of board members if there are serious concerns over an issuer's approach to environmental or social issues.
B. Vote AGAINST shareholder proposals to disclose company practices related to political contributions, except instances when the company has been flagged for problematic political activity by a regulatory organization will be reviewed on a case-by-case basis.
VI. Other Business
A. Geode votes AGAINST introduction of cumulative voting rights. Geode will vote FOR elimination of cumulative voting rights.
B. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.
C. Shares of Investment Companies For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees, unless voting is not permitted under applicable laws and regulations.
D. Geode will vote AGAINST proposed auditors where non-audit fees constitute more than half of the total fees paid by the company to the audit firm if the excessive fees are not tied to an IPO, equity raise, bankruptcy service, or other one-off transaction. Absent such issues, Geode will vote FOR selection of proposed auditors.
E. Geode will generally vote FOR management proposals allowing for the convening of shareholder meetings by electronic means assuming comparable rights and opportunities for shareholder participation are aligned with those available during an in-person event.
F. Charter and Bylaw Amendments
1. Geode will vote FOR amendments if they meet the following criteria:
a. is editorial in nature;
b. shareholder rights are not harmed;
c. there is negligible or positive impact on shareholder value;
d. management provides adequate reasons for the amendments; or
e. the company is required to do so by law (if applicable).
2. Vote FOR proposals to amend articles of incorporation that are in connection to mergers/acquisitions, provided that     such amendments are otherwise consistent with these Voting Policies.
3. Vote against proposals giving the board exclusive authority to amend the bylaws. Vote for proposals giving the board     the ability to amend the bylaws in addition to shareholders.
4. Vote as otherwise set forth in these Voting Policies for amendments that are necessary to effect stock splits, to change     a company's name or to authorize additional shares of common stock.
G. Geode will vote FOR routine agenda items and similar routine management proposals such as changing the company name or procedural matters relating to the shareholder meeting.
H. Geode will vote AGAINST reimbursing proxy solicitation expenses unless part of a proxy contest, in which case Geode will evaluate in connection with the contest.
I. Geode will vote AGAINST shareholder proposals seeking the adoption of a documented CEO succession planning    policy.
J. Adjourn Meeting. Geode will generally support proposals to adjourn meetings where the outcome would be known    unless seeking to adjourn a meeting where there is a strategic transaction on the agenda.
K. Other Business. Geode will vote AGAINST management proposals to approve business matters where such matters     are not adequately disclosed in meeting materials.
L. Proxy Contests/Contested Director Elections. Geode will review contested ballot items on a case-by-case basis (note:     all other ballot items will be reviewed under the relevant or applicable guideline(s)).

Proxy Voting - GW&K.
As a U.S. registered investment adviser with the Securities and Exchange Commission and a fiduciary to its clients, GW&K Investment Management, LLC ("GW&K" or "Firm") has implemented this Proxy Voting Policy to establish and maintain internal controls and procedures governing the Firm's voting of proxies on behalf of client accounts. To assist in the process, GW&K leverages recognized third-party service providers to facilitate the Firm's proxy voting process.
I. Proxy Guidelines, Voting Advice and Agent
GW&K utilizes proxy voting guidelines developed by Glass Lewis & Co. ("Glass Lewis"), an independent third-party proxy voting advisory firm, which provides GW&K recommendations on ballot items for securities held in client accounts. Proxies are voted on behalf of those GW&K clients, who have delegated proxy voting authority to GW&K. GW&K generally adopts Glass Lewis' "Investment Manager Policy" guidelines for client accounts but also may, depending on the circumstances of a client account, apply other Glass Lewis proxy voting thematic voting guidelines; including, Glass Lewis' ESG Policy guidelines, Taft Hartley Policy guidelines, and Catholic Policy guidelines. GW&K reserves the right to cast votes contrary to Glass Lewis guidelines if the Firm believes it to be in the best interest of its clients.
GW&K has also contracted with Broadridge Investor Communication Solutions, Inc. ("Broadridge"), an independent third-party proxy voting agent, to act as proxy voting agent and to provide certain proxy voting services to GW&K and its clients. Together, Glass Lewis and Broadridge assist GW&K with various proxy related process components including:
  In-depth proxy research;
  Process and vote proxies in connection with securities held by GW&K clients;
  Maintain appropriate records of proxy statements, research, and recommendations;
  Maintain appropriate records of proxy votes cast on behalf of GW&K clients;
  Proxy related administrative functions.
II. Responsibility and Oversight
GW&K is responsible for maintaining and administering these policies and procedures. GW&K will:
  Annually review the adequacy of these policies and procedures as well as the effectiveness of its proxy voting agent;
  Annually review Glass Lewis's proxy voting guidelines to ensure they are appropriately designed to meet the best interests of GW&K clients;
  Provide clients, upon written request, these proxy voting policy and procedures, and information about how proxies were voted on their behalf;
  Conduct regular reconciliations with client's custodian banks to confirm the appropriate number of votes cast on behalf of clients when GW&K has been delegated proxy voting authority, with the understanding that an exact reconciliation of proxy votes for every share may not be feasible through the various custodians, third party investment platforms and other third parties involved in this process;
  Conduct a periodic review, no less often than annually, of proxy voting records to ensure that proxies are voted in accordance with adopted guidelines; and
  Annually review proxy voting records to ensure that records of proxy statements, research, recommendations, and proxy votes are properly maintained by its proxy voting agent.
III. Conflicts of Interest
In adopting Glass Lewis's proxy voting guidelines, GW&K seeks to remove potential conflicts of interest that could otherwise potentially influence the proxy voting process. In situations where Broadridge and/or Glass Lewis has a potential conflict of interest with respect to a proxy it is overseeing on behalf of GW&K's clients, Broadridge and/or Glass Lewis is obligated to fully or partially abstain from voting the ballot as applicable and notify GW&K. GW&K's Proxy Committee will convene and provide the voting recommendation after discussion with applicable GW&K investment professionals and a review of the measures involved. Similarly, in instances where GW&K becomes aware of a potential conflict of interest pertaining to a proxy vote for a security held in the client's account, or where a client otherwise makes a request pertaining a specific proxy vote, GW&K's investment management professionals will provide the voting recommendation after reviewing relevant facts and circumstances.
In regard to ERISA plans invested in certain GW&K commingled vehicles (e.g., GW&K's private funds, collective investment trusts), GW&K has a responsibility to vote proxies in accordance with GW&K's Proxy Voting Policy and in a manner that does not conflict with an ERISA plan's Investment Policy Statement. To avoid such conflicts, GW&K makes its Proxy Voting Policy available to its ERISA plan clients, as applicable, to provide the Plan fiduciaries the ability to assess potential conflicts of interest with GW&K's Proxy Voting Policy and the ERISA plan. In the event a conflict is identified to GW&K by an ERISA plan fiduciary, GW&K will work with the plan to mitigate the identified conflict(s).
Voting of Measures Outside of or Contrary to Glass Lewis & Co. Recommendations
In instances when a proxy ballot item does not fall within the Glass Lewis guidelines or where GW&K determines that voting in accordance with the Glass Lewis recommendation is not advisable or consistent with GW&K's fiduciary duty, GW&K's portfolio managers, with the support of GW&K's Legal & Compliance department and other personnel, will review the relevant facts and circumstances and determine how to vote the particular proxy ballot item. A record of any vote that deviates from Glass Lewis' guidelines along with the rationale will be maintained and reviewed by the Legal & Compliance department.
IV. Disclosure
Clients may obtain Glass Lewis's proxy voting guidelines or information about how GW&K voted proxies for securities held in their account by submitting a written request to:
Proxy Policy Administrator
GW&K Investment Management, LLC
222 Berkeley Street, 15th Floor
Boston, Massachusetts 02116

Effective July 1, 2024, Form 13F filers, such as GW&K, will be required to annually report how they voted proxies for certain executive compensation matters on the SEC's Form N-PX. These reports will be covering the period July 1, 2023 to June 30, 2024. Clients may obtain GW&K's Form N-PX on the SEC's website. For more information, please refer to GW&K's Disclosure and Regulatory Reporting Policy.
V. Recordkeeping
GW&K will maintain the following records in accordance with regulatory requirements:
  These policies and procedures (including any applicable amendments) which shall be made available to clients upon request;
  Proxy statements, research, recommendations, and records of each vote;
  Client written requests for proxy voting information and applicable responses by GW&K.
VI. Oversight and Documentation
Proxy Committee
GW&K has established a Proxy Voting Committee to oversee the firm's proxy voting process, including the firm's Proxy Voting Policy, the firm's service providers and the proxy voting guidelines. In addition, the Committee would address any potential conflicts of interest that are identified by GW&K with respect to voting any specific proxy ballot item. The Committee is comprised of GW&K's Chief Compliance Officer, General Counsel, managers of GW&K's Investment, Operations and Client Services departments, members of the Legal & Compliance department, as well as certain GW&K investment professionals. The Committee meets annually, and more frequently as needed. GW&K's Legal & Compliance department is responsible for periodically assessing firm compliance with this policy and the effectiveness of its implementation.

Proxy Voting - JPMorgan.
J.P. Morgan Investment Management Inc. (Sub-Adviser), as an investment sub-adviser to the Fund, has been granted the authority to vote the proxies of any voting securities held in the Fund's portfolio. In voting proxies, the Sub-Adviser's objective is to vote proxies in the best interests of its clients. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund's Board of Trustees has adopted the Sub-Adviser's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues for the Fund.
The Sub-Adviser and its affiliated advisers ("JPMAM") are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. The Sub-Adviser has adopted a separate set of Guidelines that covers the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America ("EMEA"), (3) Asia (ex-Japan) and (4) Japan.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with the Fund's objectives and strategies. As a general rule, in voting proxies of a particular security, the Sub-Adviser will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Sub-Adviser has encountered globally, based on many years of collective investment management experience.
To oversee the proxy voting process on an ongoing basis, JPMAM has established a proxy committee ("Proxy Committee") for each global location where proxy voting decisions are made. Each Proxy Committee is composed of members and invitees including a proxy administrator ("Proxy Administrator") and senior officers from among the investment, legal, compliance, and risk management departments. The primary functions of each Proxy Committee include: (1) reviewing and approving the Guidelines annually; (2) providing advice and recommendations on general proxy voting matters as well as on specific voting issues to be implemented by the Sub-Adviser; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when the Sub-Adviser has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities.
The Guidelines are proprietary to the Sub-Adviser and reflect the Sub-Adviser's views on proxy voting matters as informed by its investment experience and research over many years of proxy voting. Certain guidelines are prescriptive ("Prescribed Guidelines") meaning they specify how the Sub-Adviser will vote a particular proxy proposal except where the Sub-Adviser, pursuant to its procedures, determines to vote in a manner contrary to its Prescribed Guidelines also known as an "Override". Other guidelines contemplate voting on a case-by-case basis. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. Individual company facts and circumstances vary. In some cases, the Sub-Adviser may determine that, in the best interest of its clients, a particular proxy item should be voted in a manner that is not consistent with the Prescribed Guidelines. Where the Sub-Adviser chooses to vote in a manner contrary to its Prescribed Guideline (an "Override") or where the Proxy Administrator determines that such vote requires further escalation to certain portfolio management teams ("escalated votes"), the procedures include a review and, for certain votes, an attestation process. These processes are designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund's Sub-Adviser or an affiliate, on the other hand), ensure that relevant personnel were not in possession of material non-public information ("MNPI"), and ensure that the proxy vote is cast in the best interests of the Fund.
In order to maintain the integrity and independence of the Sub-Adviser's investment processes and decisions, including proxy voting decisions, and to protect the Sub-Adviser's decisions from influences that could lead to a vote other than in the Funds' best interests, JPMC (including the Sub-Adviser) has adopted policies and procedures that (i) address the handling of conflicts, (ii) establish information barriers, and (iii) restrict the use of MNPI. Material conflicts of interest are further avoided by voting in accordance with the Sub-Adviser's Prescribed Guidelines. A material conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for a J.P. Morgan Fund, or when the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party using its own guidelines; provided, however, that the Sub-Adviser's investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party ("Exception Request") where the Proxy Administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether the Sub-Adviser should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
Depending on the nature of the conflict, the Sub-Adviser may elect to take one or more of the following measures or other appropriate action: removing certain Sub-Adviser personnel from the proxy voting process or "walling off" personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Prescribed Guidelines, if any, if the application of the Prescribed Guidelines would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to an independent third party, in which case the proxy will be voted by the independent third party in accordance with its own determination. In the event that the portion of the Fund managed by the Sub-Adviser, in the aggregate with other funds managed by JPMIM, holds more than 25% of the outstanding voting securities of an open-end registered investment company or registered unit investment trust that is not managed by JPMIM (a "Non-J.P. Morgan Fund"), the Fund will vote its respective securities in a Non-J.P. Morgan Fund in the same proportion as the vote of all other holders of such securities.
The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:
The Sub-Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated outside directors who serve on audit, compensation or nominating committees or are affiliated outside directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent except, in the case of controlled companies, vote for non-independent directors who serve on committees other than the audit committee; or (f) are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) or for all other directors who serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Sub-Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company's internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company's governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from board chair, lead independent directors, or governance committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. In addition, the Sub-Adviser generally votes against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.
The Sub-Adviser votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
The Sub-Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
The Sub-Adviser votes against proposals for a super-majority vote to approve a merger.
The Sub-Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
The Sub-Adviser considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
The Sub-Adviser also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
The Sub-Adviser generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, the Sub-Adviser votes on a case by case basis.
The Sub-Adviser supports board refreshment, independence, and a diverse skill set for directors as an important part of contributing to long-term shareholder value. The Sub-Adviser expects its investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of boards and further development of sound governance and risk oversight. As with all proxy votes, the Sub-Adviser seeks to vote in each Fund's best interests to enhance long-term shareholder value. The Sub-Adviser will utilize its voting power to bring about change where boards are lagging in gender and racial/ethnic diversity. The Sub-Adviser will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender and racial and ethnic composition of the board, with adequate diversity data considered as adequate in instances where individual directors do not wish to disclose personal identification. The Sub-Adviser will also generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors such as recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director.
The Sub-Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer's previous year's proposal received a low level of support.
The following summarizes some of the more noteworthy types of proxy voting policies of Section 12 Social and Environmental Issues from the North America Guidelines:
The Sub-Adviser generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company's environmental policies and practices on its financial performance. In general, the Sub-Adviser supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company's products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. The Sub-Adviser may also consider whether peers have received similar proposals and if so, were the responses transparent and insightful; would adoption of the proposal would inform and educate shareholders; and have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company's existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
The Sub-Adviser votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where the Sub-Adviser believes the company is lagging peers in terms of disclosure, business practices or targets. The Sub-Adviser also votes against committee members, lead independent director and/or board chair for companies that have lagged over several years.
With regard to social issues, among other factors, the Sub-Adviser considers the company's labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
The Sub-Adviser expects boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company's ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, the Sub-Adviser will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data where such disclosure is deemed by the Sub-Adviser as inadequate.
Non-U.S. Guidelines. The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and Japan Guidelines (collectively, "Non-U.S. Guidelines"):
Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Sub-Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Sub-Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Sub-Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund's best interests to intentionally refrain from voting in certain overseas markets from time to time.
The Non-U.S. Guidelines reflect the applicable region's corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, JPMAM is a signatory to the UK Stewardship Code 2020 and believes that its existing stewardship policies meet the standards required under the Code. Additionally, for example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, the Sub-Adviser takes the company's explanation into account as appropriate, based on the Sub-Adviser's overall assessment of the standards of corporate governance evidenced at the company. For Continental European markets, the Sub-Adviser expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, we use the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.
Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Sub-Adviser pays particular attention to management's arguments for promoting the prospective change.
The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.
In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that the Sub-Adviser expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.
With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company's earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect the Sub-Adviser's belief that such polices should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (Ex-Japan) Guidelines also highlight information that companies should have with regard to gender pay gaps and indicate how this issue is being addressed.
The Sub-Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, under the EMEA Guidelines, the Sub-Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of a unitary board structure. However, since tiered Boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary board structure and local market practice will always be taken into account.
The Sub-Adviser will use its voting powers to encourage appropriate levels of board independence and diversity as an important part of contributing to long-term shareholder value, taking into account local market practice.
In particular, the EMEA Guidelines indicate that the Sub-Adviser expects boards to have a strategy to improve female representation in particular. The EMEA Guidelines generally support the target of one-third of board positions being held by women, as recommended by the UK Government's Women on Boards Report, the Davies Review and the FTSE Women Leaders Review (formerly the Hampton-Alexander Review).
The Japan Guidelines include provisions on board diversity and indicate that the Sub-Adviser believes directors with diverse backgrounds should make up a majority of a board over time. The Japan Guidelines provide that the current policy is to vote against the election of the representative directors, such as the president of the company, if there is only one or no female directors (at least 30% gender diversity before 2030).
The Asia ex Japan Guidelines reflect, as a minimum standard for all Asia ex Japan markets, that JPMAM would expect no single-gender boards and that such boards would have 25% gender diverse representation before 2025, with 30% gender diverse representation or such higher amounts as reflected by local market practice before 2030.
The Sub-Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
The Sub-Adviser will vote in favor of increases in capital which enhance a company's long-term prospects. The Sub-Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Sub-Adviser will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
The Sub-Adviser will vote in favor of proposals which will enhance a company's long-term prospects. The Sub-Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
The Sub-Adviser will generally vote against anti-takeover devices.
The Sub-Adviser considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients. With respect to environmental proposals, the Non-U.S. Guidelines indicate that good corporate governance policies should consider the impact of company operations on the environment and the costs of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. The Non-U.S. Guidelines further encourage a level of environmental reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company's environmental policies and practices on its financial performance. With regard to social issues, among other factors, the Sub-Adviser considers the company's labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provided, and whether the proposal would result in a competitive disadvantage for the company.
North American and Non-U.S. Guidelines. The following describes certain elements that are common to the North America and Non-U.S. Guidelines:
  The North America and Non-U.S. Guidelines note that, in certain markets, by-law changes have taken place to allow a company to hold virtual or hybrid general shareholder meetings and reflect that general shareholder meetings should be fair, constructive and foster dialogue between company management and shareholders. In principle, the Sub-Adviser is supportive of proposals allowing shareholder meetings to be convened by electronic means so long as the flexibility in the format of the meetings contributes to enhancing access to the meetings and where shareholder participation rights are protected, regardless of whether physical or virtual.
  The North America and Non-U.S. Guidelines include climate risk guidelines due to the Sub-Adviser's view that climate change has become a material risk to the strategy and financial performance of many companies. The Sub-Adviser may vote against directors of companies, that, in the Sub-Adviser's opinion, face material climate-related transition or asset risks, where such disclosures are not available or where we believe such disclosures are not meaningful. To provide shareholders with meaningful disclosures on how the company is addressing risks related to climate change, the Sub-Adviser encourages disclosure aligned with the reporting framework developed by the Task Force on Climate related Financial Disclosures ("TCFD"). In addition, for companies in industries where the Sub-Adviser believes climate change risks pose material financial risks, the Sub-Adviser encourages more comprehensive reporting including scenario analysis to help under the resilience of a company's strategy and disclosures of Scope 1 and 2 greenhouse gases ("GHG") emission targets, where decarbonization of a company's operations and purchased energy has been identified by the company as a key part of a company's strategy to manage climate change risks. In addition, for companies who have chosen to set long-term net zero targets, the Sub-Adviser encourages the company to make disclosures including scope of emissions included in such targets in order to allow the Sub-Adviser to evaluate the long-term credibility of transition plans. The Sub-Adviser may vote for shareholder resolutions requesting information where disclosure is unavailable or not meaningful.

Proxy Voting - Loomis Sayles.
1. GENERAL
A. Introduction.
Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies of the securities held in its clients' portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles' fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues ("ESG Matters"), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a "Proxy Voting Service" and collectively the "Proxy Voting Services"), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a "Proxy Voting Service" is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client's best interests are served by voting otherwise.
B. General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1. Client's Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients' best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer's securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.
For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan's participants and beneficiaries.
2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.
3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer's management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients' investment interests.
4. Abstentions and Other Exceptions. Loomis Sayles' general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client's best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client's proxy:
  The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client's portfolio or when the value of the portfolio holding is insignificant.
  The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates ("share blocking"). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client's custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.
  Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client's local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
  The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities1.
  The client so directs Loomis Sayles.
The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, when the Proxy Voting Service has not received a ballot for a client's account (e.g., in cases where the client's shares have been loaned to a third party1), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles' control.
5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine "for" and "against" issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.
7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client's account. Loomis Sayles' policy is not to disclose a client's proxy voting records to third parties except as required by applicable law and regulations.
C. Proxy Committee.
1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of, senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).
2. Duties. The Proxy Committee's specific responsibilities include the following:
a. developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i) annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients' best interest,
(ii) annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and
(iii) annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b. overseeing the proxy voting process, including:
(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients' best interests;
c. engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i) determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a) the adequacy and quality of the Proxy Voting Service's staffing, personnel, and technology,
(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service's voting recommendations,
(c) the robustness of the Proxy Voting Service's policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and
(d) the Proxy Voting Service's policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service's policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.
(ii) providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii) receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services' conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d. further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
3. Standards.
a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.
b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
c. If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.
D. Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients' best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service's recommendation is not in the best interests of the firm's clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service's recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E. Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2. PROXY VOTING
A. Introduction
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B. Board of Directors
Loomis Sayles believes that an issuer's independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board's obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A. Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director's or officer's legal expenses only would be covered.
Director Nominees in Contested Elections: Votes in a contested election of directors or a "vote no" campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A. Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.
B. Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote.
C. Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D. Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E. When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.
Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:
A. Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B. Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.
Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
C. Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A. Generally vote for proposals to ratify auditors.
B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
C. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the Audit Committee, unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.
D. Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E. Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.
D. Remuneration and Benefits
Loomis Sayles believes that an issuer's compensation and benefit plans must be designed to ensure the alignment of executives' and employees' interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Services.
Employee Stock Ownership Plans ("ESOPs"): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.
Golden and Tin Parachutes:
A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.
OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A. Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions ("Say on Pay"):
A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B. Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C. Vote against proposals to link all executive or director variable compensation to performance goals.
D. Vote for an annual review of executive compensation.
E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.
Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A. Vote against stock option plans which expressly permit repricing of underwater options.
B. Vote against proposals to make all stock options performance based.
C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D. Vote for proposals that request expensing of stock options.
E. Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer's issued ordinary share capital is consistent with industry standards and the recommendations of the issuer's board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C. Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.
Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer's board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F. Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer's shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A. Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B. Change in Control - Will the transaction result in a change in control of the company?
C. Bankruptcy - Loomis Sayles' Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D. Potential Conflicts of Interest - For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client's best interests, which may differ from the interests of other clients.
Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Greenmail:
A. Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
B. Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C. Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.
Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management's efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors, including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C. Review on a case-by-case basis management proposals to ratify a poison pill.
Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G. Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer's Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer's proxy ballot ("Proxy Access"). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:
A. Vote for proposals that seek to fix the size of the board.
B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
Shareholder Ability to Remove Directors:
A. Vote against proposals that provide that directors may be removed only for cause.
B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A. Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.
B. Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A. Vote against dual class exchange offers and dual class recapitalizations.
B. Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.
Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
H. Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company's financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders' best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client's investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer's climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer's workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
I. General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients' rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company's past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.
Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles' management of the client's holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client's account with Loomis Sayles.
J. Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company's fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.
1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians' services.

Proxy Voting - LSV.
LSV Asset Management's ("LSV" or the "Firm") proxy voting responsibilities on behalf of a client's account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client's proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser's own interests ahead of the interests of the client. In addition, with respect to Employee Retirement Income Security Act of 1974 ("ERISA") plan clients, LSV directs its voting activity solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses.
In general, LSV's quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. ("GLC"). LSV's selection of GLC was made after careful consideration of GLC's proxy voting services, including related voting policies and expertise. GLC implements LSV's proxy voting process, develops proxy voting guidelines, and provides analysis of proxy issues on a case-by-case basis. Where LSV has been responsible for voting proxies for current clients, LSV typically votes in accordance with GLC's standard Benchmark Policy guidelines for applicable markets, as updated from time to time, which can be found at https://www.glasslewis.com/voting-policies-current. Subject to limited exceptions, for new clients who wish to make LSV responsible for voting proxies and do not instruct otherwise, LSV intends to vote in accordance with GLC's climate guidelines, as updated from time to time. The climate guidelines also may be found at https://www.glasslewis.com/voting-policies-current, and may be obtained from LSV and applied to existing clients' accounts upon request. LSV describes available GLC guidelines to clients on at least an annual basis. Those guidelines generally are aligned with LSV's investment goals, and LSV's use of GLC, therefore, is not a delegation of LSV's fiduciary obligation to vote proxies for clients. GLC's guidelines have been developed based on, among other things, GLC's focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC's guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV's clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC's guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients who submit written requests may be permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC's guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client's votes shown on GLC's electronic voting platform with GLC's recommendations under applicable guidelines ("pre-population"); and (2) automatically submit the client's votes to be counted ("automated voting"). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon. It is possible in such circumstances that LSV's use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV's pre-populated votes would then also be automatically updated. GLC's processes in this area are part of LSV's review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV's interests and those of its clients, or between clients' interests due to each client's objectives. In such situations, LSV will continue to vote the proxies in accordance with the recommendations of GLC based on each client's applicable guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC's conflicts of interest policies and procedures on a periodic basis.
LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be "blocked" or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person. Where clients have entered into securities lending agreements covering securities in accounts managed by LSV, the Firm will not be involved in such clients' decisions to recall loaned securities for voting or other purposes unless specifically agreed to in writing.
Clients may receive a copy of this proxy voting policy and LSV's voting record for their account by request. In addition, clients are sent a summary of available guidelines on an annual basis and may request a copy of their respective guidelines or elect to change their guidelines at any time. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
LSV may modify this policy and use of GLC from time to time.
Recordkeeping
LSV will retain:
1. Copies of its proxy voting policies and procedures.
2. A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3. A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4. A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service and/or the Firm).
5. A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.
LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.
The above listed information is intended to, among other things, enable clients to review LSV's proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment ("PRI") in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance ("ESG") factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.
Voting in favor of effective disclosure and governance of ESG issues to drive performance and create shareholder value is incorporated into GLC's standard Benchmark Policy guidelines, as well as a supplement GLC maintains for shareholder initiatives. GLC's climate guidelines are substantially similar, but go further to encourage enhanced disclosure of climate-related governance measures, risk mitigation, and metrics or targets. In each case, GLC's guidelines emphasize assessing the financial implications of ESG issues in context of a company's operations. Thus, by utilizing these GLC guidelines, LSV seeks to apply the PRI and incorporate ESG issues into its proxy voting decision-making processes in a manner consistent with its fiduciary duties. Further, LSV is able to offer, to interested clients upon request, GLC's Corporate-Governance focused or ESG-focused guidelines that include an additional level of analysis respectively in favor of boards' determinations of corporate policies, or widely-accepted enhanced ESG practices.

Proxy Voting - NBIA.
Neuberger Berman Investment Advisers LLC ("NBIA") has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority. The Proxy Voting Policy, which is included as Attachment A, also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy. NBIA's Governance and Proxy Committee ("Proxy Committee") is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. ("Glass Lewis") to vote proxies in accordance with NBIA's voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.
NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.
In the event that an investment professional at NBIA believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner. If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Attachment A
I. Introduction and General Principles
A. Certain investment adviser subsidiaries of Neuberger Berman Group LLC ("NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.
B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.
D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.
E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's proxy votes for other client accounts.
F. NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients' best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.
II. Responsibility and Oversight
A. NB has designated a Governance & Proxy Committee ("Proxy Committee") with the responsibility for:
(i) developing, authorizing, implementing and updating NB's policies and procedures;
(ii) administering and overseeing the governance and proxy voting processes; and
(iii) engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies.
NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC ("Glass Lewis") as its proxy voting service provider.
B. The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.
C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Head of ESG & Impact Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Director of Investment Stewardship serves in an advisory role to the Proxy Committee but may also vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Proxy Committee may also appoint substitute or additional members if needed to establish quorum in the absence of one or more members.
D. In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.
III. Proxy Voting Guidelines
A. The Proxy Committee developed the Governance and Proxy Voting Guidelines ("Voting Guidelines") based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally at least on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.
B. Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.
C. We believe NB's Voting Guidelines generally represent the voting positions most likely to support our clients' best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.
D. In the event that a portfolio manager or other senior investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies other than as provided in NB's Voting Guidelines, the portfolio manager or other investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the proxy vote being considered and with the intention of voting in the best interest of our clients.
IV. Proxy Voting Procedures
A. NB will vote client proxies in accordance with a client's specific request even if it is in a manner inconsistent with NB's proxy votes for other client accounts. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.
B. NB has engaged Glass Lewis as its proxy voting service provider to:
(i) provide research on proxy matters;
(ii) in a timely manner, notify NB of and provide additional solicitation materials made available reasonably in advance of a vote deadline;
(iii) vote proxies in accordance with NB's Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner;
(iv) handle other administrative functions of proxy voting;
(v) maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and
(vi) maintain records of votes cast.
C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.
D. NB retains final authority and fiduciary responsibility, consistent with applicable law, for proxy voting for clients that have delegated it authority and discretion to vote proxies.
V. Conflicts of Interest
A. NB shall direct Glass Lewis to vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist. . NB will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB's Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.
B. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:
(i) take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;
(ii) disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;
(iii) suggest that the client or clients engage another party to determine how to vote the proxy; or
(iv) instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements; or
(v) engage another independent third party to determine how to vote the proxy if voting in the manner described in (iv) is not feasible.
A record of the Proxy Committee's determinations shall be prepared and maintained in accordance with applicable policies.
C. In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted, including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.
D. Material conflicts cannot be resolved by simply abstaining from voting.
VI. Recordkeeping
NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:
(i) a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;
(ii) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);
(iii) a record of each vote cast (which Glass Lewis maintains on NB's behalf);
(iv) a copy of each questionnaire completed by any NB Investment Professional under Section V above; and
(v) any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision.
Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department. Material conflicts cannot be resolved by simply abstaining from voting.
VII. Engagement and Monitoring
Consistent with the firm's active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.
VIII. Securities Lending
Some NB products or client accounts where NB has authority and responsibility to vote the proxies may participate in a securities lending program administered by NB. Where a security is currently on loan ahead of a shareholder meeting, NB will generally attempt to terminate the loan in time to vote those shares. Where a security that is potentially subject to being loaned is eligible to be voted in a stockholder meeting a portfolio manager may restrict the security from lending. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.
IX. Disclosure
Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities (UCITS) and mutual funds), which can be found at https://www.nb.com/en/us/esg/nb-votes - Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co-mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: https://www.nb.com/en/us/esg/nb-votes.
Proxy Committee Membership as from January 2023:
  Joseph Amato, President and Chief Investment Officer (Equities)
  Jonathan Bailey, Global Head of ESG & Impact Investing
  Elias Cohen, Portfolio Manager
  Timothy Creedon, Director of Global Equity Research
  Richard Glasebrook, Portfolio Manager
  Brett Reiner, Portfolio Manager
  Amit Solomon, Portfolio Manager
  Corey Issing*, Legal and Compliance
  Caitlin McSherry*, Head of Investment Stewardship
*Corey Issing and Caitlin McSherry serve in advisory roles to the Committee. They are ex officio members of the Committee. They will only vote as full members of the Committee if their votes are needed to establish a quorum or in the event that a vote is needed to break a tie vote.

Proxy Voting - PIMCO.
Policy Statement: PIMCO adopted a written proxy voting policy ("Proxy Policy") as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO's compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients.
Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.
Equity Securities.2 PIMCO has retained an Industry Service Provider ("ISP")3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP's guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.
PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP's voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian.
When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.
When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM's consent election. PIMCO's Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the "Proxy Working Group"); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO's Legal and Compliance department or PIMCO's Conflict Committee with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO's Proxy Policy, and information about how PIMCO voted a client's proxies, is available upon request.
ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP's engaged to provide PIMCO with proxy voting research and recommendations. PIMCO's due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP's capacity and competency to provide proxy voting research and recommendations5 and the ISP's compliance program.
Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.
1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.
2 The term "Equity Securities" means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services ("ISS"), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.
4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.
5 This includes the adequacy and quality of the ISP's operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Proxy Voting - PineBridge.
I. Introduction
Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in their best interest. We believe considering forward looking improvement in ESG issues is in the economic interest of our Clients. Please refer to the PineBridge Stewardship and Engagement Policy for details on how PineBridge interacts with companies, entities or other market participants on Environmental, Social and Governance (ESG) issues.
II. Policy Statement
Proxy Procedures
As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)
Record-Keeping
PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third-party proxy voting service or other third party.
Proxies of Shares of Non-U.S. Corporations
PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days' advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to "rush" voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates' regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.
In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel) and will attempt to resolve all conflicts in the Client's best interest.
III. Procedures
  Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge's proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge's proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.
  If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client's request and the action taken.
  If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.
  PineBridge has established a Stewardship Committee (the "Committee"), which is responsible for defining and monitoring PineBridge's proxy voting strategy and process. The Committee is comprised of members of senior management, portfolio management, Compliance, Legal, Product and Operations.
  The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge's Clients are best served.
  Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.
  PineBridge has engaged a third-party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client's custodian and votes them based on PineBridge's voting guidelines.
  In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge's voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.

Proxy Voting - Portolan.
Portolan maintains written policies and procedures that address the handling, research, and voting of proxies and reporting of proxy voting, including disclosure and management of potential conflicts of interest. Where Portolan has discretion to vote client proxies, Portolan has entered into a service agreement with Institutional Shareholder Services, Inc. ("ISS"), an independent third party, to vote client proxies. Portolan has established proxy voting guidelines, working with ISS, and ISS votes in accordance with Portolan's guidelines, consulting with Portolan for instruction when the guidelines do not address a circumstance or are unclear. ISS provides Portolan with research reports, vote recommendations, and vote execution. The CCO has oversight responsibilities pertaining to ISS' services. Oversight includes reviewing ISS' published due diligence materials, including regulatory documents and compliance policies and procedures. Portolan evaluates the controls and processes established by ISS to gain comfort that ISS is making proxy recommendations based on accurate and current information, is adequately analyzing proxy issues, and is identifying, mitigating and disclosing conflicts of interest. The Compliance Team, led by the CCO, will review and monitor the voting process and notify the Portfolio Manager of any known conflicts of interest.
Portolan will adhere to the voting guidelines, as described below, when determining how to vote client proxies:
• Clients are permitted to place reasonable restrictions on Portolan's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
• In the absence of specific voting guidelines from a client, Portolan will vote proxies in what it believes to be the best interests of the client.
• Portolan's policy is to vote all proxies from a specific issuer the same way for all clients absent specific voting guidelines from a client.
• Portolan will generally vote in favor of routine corporate housekeeping proposals, such as the election of directors and selection of auditors, absent contrary ISS voting recommendations or conflicts of interest raised by an auditor's non-audit services.
• Portolan will generally vote against proposals that cause board members to become entrenched or that will cause unequal voting rights.
• In reviewing proposals, Portolan will further consider the opinion of the management of the issuer of such client security, the effect of such vote on management, and the effect on shareholder value and the issuer's business practices.
• Because proxy issues and the circumstances of individual companies are varied, there may be instances when Portolan may abstain from voting on a presented proposal or may not vote in strict adherence with these guidelines. Portolan may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. If a client participates in a securities lending program, Portolan may not be able to vote a proxy if a security is out on loan. In addition, Portolan may abstain from voting a proxy in circumstances where, in a good faith determination, the costs exceed the expected benefits to clients.
Voting Procedures
All proxy materials received by prime brokers and/or custodians for securities held in a client account are forwarded to ISS by the prime broker or custodian. Absent material conflicts, ISS will recommend how Portolan should vote the proxy in accordance with applicable predetermined voting guidelines, Portolan then has an opportunity to instruct ISS as to how to vote. If Portolan instructs ISS how to vote, then ISS will complete the proxy in accordance with such instruction and vote the proxy in a timely and appropriate manner. If Portolan does not instruct ISS as to how to vote, then ISS will complete the proxy in accordance with its recommendation to Portolan and vote the proxy in a timely and automated manner.
Reconciliation
On a periodic basis, Portolan engages in a vote reconciliation process to determine whether proxy ballots for each meeting held during the period were voted in accordance with voting instructions and its proxy voting policy. To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted through an automated process performed by ISS. In some cases, particularly for clients participating in a securities lending program, if applicable, or if proxy materials are not delivered due to error of the custodian or failure of the custodian to receive the information from the issuer, a full reconciliation of votes cast and shares held may not be possible. However, if a discrepancy is identified, Portolan shall use reasonable efforts to research the discrepancy, and if such discrepancy is due to an administrative error of ISS, Portolan shall work with ISS to minimize the risk of such errors in the future.
Portolan will provide information in its Form ADV Part 2A regarding its proxy voting policy, including a statement that clients may request information regarding how Portolan voted a proxy on behalf of a client, and that clients may request a copy of Portolan's Proxy Voting Policy.
Material Conflicts of Interest
Portolan has established the following procedures when determining if there is a conflict of interest with respect to voting proxies for client securities:
• The Compliance Team and/or investment team will identify any conflicts that exist between the interests of Portolan and its client by reviewing for potential relationships between Portolan and the issuer of each client security for which a vote arises to determine if Portolan or any of its Supervised Persons has any financial, business or personal relationship with the issuer.
• Supervised Persons are obligated (i) to be aware of the potential for conflicts of interest when voting proxies on behalf of clients both as a result of a Supervised Person's personal relationships and circumstances that may arise during the conduct of Portolan's business; and (ii) to bring conflicts of interest of which they become aware to the attention of the Compliance Team.
If a material conflict exists, Portolan will ensure that it votes proxies in best interests of the affected client(s). In such cases, the Compliance Team may:
• determine whether it is appropriate to disclose the conflict of interest to the affected client(s);
• give the clients an opportunity to vote the proxies themselves;
• address the conflict through other objective means, such as voting in a manner consistent with the ISS recommendation; and/or
• take a different or additional action that has been approved by the Portfolio Manager and the CCO.
Depending on the circumstances, the appropriate resolution of one conflict of interest may differ from the resolution of another conflict of interest, even though the general facts underlying both conflicts may appear similar (or identical).
The Compliance Team will maintain a record of the resolution of any material conflict of interest with respect to voting client securities' proxies.

Proxy Voting - Principal.
Introduction
Principal Global Investors, LLC1 (doing business as Principal Asset Management) is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"). As a registered investment adviser, Principal Asset Management has a fiduciary duty to act in the best interests of its clients. Principal Asset Management recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, the Principal Asset Management Proxy Voting Policies and Procedures (the "Policy"), is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non- US issuers on behalf of clients of Principal Asset Management who have delegated such authority and discretion.
Effective January 1, 2021, Finisterre Investment Teams adopted the policies and procedures in the Adviser's compliance manual except for the following proxy policies and procedures. Finisterre Investment Teams will continue to follow the previously adopted proxy policies and procedures until amended. Please see the Appendix to the compliance manual for Finisterre specific proxy policies and procedures.
Relationship between Investment Strategy, Sustainable Investing and Proxy Voting
Principal Asset Management has a fiduciary duty to make investment decisions that are in its clients' best interests by maximizing the value of their shares. Proxy voting is an important part of this process through which Principal Asset Management can support strong corporate governance structures, shareholder rights and transparency.
Principal Asset Management also believes a company's positive environmental and social practices may influence the value of the company, with a goal of leading to long-term shareholder value. Principal Asset Management may take these factors into consideration, alongside other non-sustainability factors, when voting proxies in its effort to seek the best outcome for its clients. We consider disclosure as a useful resource in determining risks and seek to balance these disclosure desires with the practices and views of management. Principal Asset Management believes that the integrated consideration of sustainable investment practices may help identify sources of risk that could erode the long-term investment results it seeks on behalf of its clients. From time to time, Principal Asset Management may work with various sustainability-related organizations to engage issuers or advocate for greater levels of disclosure.
Roles and Responsibilities
Role of the Proxy Voting Committee
Principal Asset Management Proxy Voting Committee (the "Proxy Voting Committee") shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team and a representative from Principal Asset Management Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee but are non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the Principal Asset Management clients (collectively, "Authorized Persons").
The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.
Role of Portfolio Management
While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, Principal Asset Management may vote differently on the same matter for different accounts as determined by each investment team.
Proxy Voting Guidelines
The Proxy Voting Committee, on an annual basis, or more frequently as needed, will direct each investment team to review draft proxy voting guidelines recommended by the Committee ("Draft Guidelines"). The Proxy Voting Committee will collect the reviews of the Draft Guidelines to determine whether any investment teams have positions on issues that deviate from the Draft Guidelines. Based on this review, Principal Asset Management will adopt proxy voting guidelines. Where an investment team has a position which deviates from the Draft Guidelines, an alternative set of guidelines for that investment team may be created. Collectively, these guidelines will constitute the current Proxy Voting Guidelines of Principal Asset Management and may change from time to time (the "Guidelines"). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A (Base) and Exhibit B (Sustainable) to the Policy sets forth the current Guidelines.
There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct Principal Asset Management to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, Principal Asset Management may deviate from the Guidelines on an exception basis if the investment team or Principal Asset Management has determined that it is the best interest of clients in a particular strategy to do so, or where the Guidelines do not direct a particular response and instead list relevant factors. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.
The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, Principal Asset Management will consider the relevant facts and circumstances of a particular vote and then vote in a manner Principal Asset Management believes to be in the clients' bests interests. In such circumstance, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues believed to be in the best interests of the client.
Use of Proxy Advisory Firms
Principal Asset Management has retained one or more third-party proxy service provider(s) (the "Proxy Advisory Firm") to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom Principal Asset Management has proxy voting responsibility, and provide reports concerning the proxies voted ("Proxy Voting Services"). Although Principal Asset Management has retained the Proxy Advisory Firm for Proxy Voting Services, the entity remains responsible for proxy voting decisions. Principal Asset Management has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support its voting in accordance with this Policy.
Oversight of Proxy Advisory Firms
Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by Principal Asset Management, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of Principal Asset Management's clients, and consistent with its voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm's systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by Principal Asset Management are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to Principal Asset Management (iii) a review of those aspects of the Proxy Advisory Firm's policies, procedures, and methodologies for formulating voting recommendations that Principal Asset Management considers material to Proxy Voting Services, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify Principal Asset Management if there is a substantive change in the Proxy Advisory Firm's policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm's clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, Principal Asset Management may also consider the adequacy and quality of the Proxy Advisory Firm's staffing, personnel, and/or technology.
Procedures for Voting Proxies
To increase the efficiency of the voting process, Principal Asset Management utilizes the Proxy Advisory Firm to act as its voting agent for its clients' holdings. Issuers initially send proxy information to the clients' custodians.
Principal Asset Management instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides Principal Asset Management with research related to each resolution. Principal Asset Management analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with the Guidelines. A client may direct Principal Asset Management to vote for such client's account differently than what would occur in applying the Policy and the Guidelines. Principal Asset Management may also agree to follow a client's individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.  Principal Asset Management seeks to vote (or refrain from voting) proxies for its clients in a manner determined to be in their best interests, which may include both considering both the effect on the value of the client's investments and ESG factors. In some cases, Principal Asset Management may determine that it is in the best interests of clients to refrain from exercising the clients' proxy voting rights. Principal Asset Management may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Principal Asset Management, exceed the expected benefits of voting to the client.
Procedures for Proxy Issues within the Guidelines
Where the Guidelines address the proxy matter being voted on, the Proxy Advisor Firm will generally process all proxy votes in accordance with the Guidelines. The applicable investment team may provide instructions to vote contrary to the Guidelines in their discretion and with sufficient rationale documented in writing to seek to maximize the value of the client's investments or is otherwise in the client's best interest. This rationale will be submitted to Principal Asset Management Compliance to approve and once approved administered by Principal Asset Management Operations. This process will follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting authority. In certain cases, a client may have elected to have Principal Asset Management administer a custom policy which is unique to the Client. If Principal Asset Management is also responsible for the administration of such a policy, in general, except for the specific policy differences, the procedures documented here will also be applicable, excluding reporting and disclosure procedures.
Procedures for Proxy Issues Outside the Guidelines
To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from Principal Asset Management. Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues in a manner believed to be in the best interests of the client. Although this not an exception to the Guidelines, this process will also follow the Exception Process. The Proxy Voting Committee will receive and review a quarterly report summarizing all proxy votes for securities for which Principal Asset Management exercises voting discretion, which shall include instances where issues fall outside the Guidelines.
Securities Lending
Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform Principal Asset Management as part of their contract with Principal Asset Management if they require Principal Asset Management to take actions in regard to voting securities that have been lent. If not commemorated in such agreement, Principal Asset Management will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.
In the case of lending, Principal Asset Management maintains one share for each company security out on loan by the client. Principal Asset Management will vote the remaining share in these circumstances.
In cases where Principal Asset Management does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Principal Asset Management) prior to the proxy-voting deadline, Principal Asset Management or the Proxy Advisory Firm may be unable to vote.
Regional Variances in Proxy Voting
Principal Asset Management utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.
With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by Principal Asset Management that the anticipated economic benefit outweighs the expected cost of voting. Principal Asset Management intends to make their determination on whether to vote proxies of non-U.S. companies on a case-by-case basis. In doing so, Principal Asset Management shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. Principal Asset Management periodically reviews voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect Principal Asset Management's determinations and procedures.
Conflicts of Interest
Principal Asset Management recognizes that, from time to time, potential conflicts of interest may exist. In order to avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when Principal Asset Management encounters a potential conflict to ensure that its voting decisions are based on maximizing shareholder value and are not the product of a conflict.
Addressing Conflicts of Interest - Exception Process
Prior to voting contrary to the Guidelines, the relevant investment team must complete and submit a report to Principal Asset Management Compliance setting out the name of the security, the issue up for vote, a summary of the Guidelines' recommendation, the vote changes requested and the rational for voting against the Guidelines' recommendation. The member of the investment team requesting the exception must attest to compliance with Principal's Code of Conduct and the has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy. Principal Asset Management Compliance will approve or deny the exception in consultation, if deemed necessary, with the Legal.
If Principal Asset Management Compliance determines that there is no potential material conflict exists, the Guidelines may be overridden. If Principal Asset Management Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy - i.e., whether to permit or deny the exception.
In considering the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors:
  The percentage of outstanding securities of the issuer held on behalf of clients by Principal Asset Management;
  The nature of the relationship of the issuer with the Principal Asset Management, its affiliates or its executive officers;
  Whether there has been any attempt to directly or indirectly influence the investment team's decision;
  Whether the direction of the proposed vote would appear to benefit Principal Asset Management or a related party; and/or
  Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.
To further address potential conflicts of interest for any proxy votes specific to Principal Financial Group common stock, the exception process is not applicable. In the case of any proprietary electronically traded funds ("ETF"s), PGI will vote in the same proportion as all other voting shareholders of the underlying fund, which is referred to as echo voting, and the exception process is not applicable If echo voting is not available or operationally feasible, PGI may abstain from voting.
In the event that the Proxy Advisor Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisor Firm is not available, the investment team will follow the Exception Process. Principal Asset Management Compliance will review the form and if it determines that there is no potential material conflict mandating a voting recommendation from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines is in the best interest of clients. If Principal Asset Management Compliance determines that there exists or may exist a material conflict, it will refer the issue to the Proxy Voting Committee for consideration as outlined above.
Availability of Proxy Voting Information and Recordkeeping
Disclosure
Principal Asset Management publicly discloses on our website Principal Asset Management Vote Disclosure The interactive voting dashboard, allows in near real time disclosure of the manner in which votes were cast, including details related to (i) votes against management, (ii) abstentions, (iii) vote rationale, and (iii) voting metrics. For more information, Clients may contact Principal Asset Management for details related to how Principal Asset Management has voted with respect to securities held in the Client's account. On request, Principal Asset Management will provide clients with a summary of Principal Asset Management's proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. Principal Asset Management will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
Principal Asset Management will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) records of written client requests for proxy voting information and responses from Principal Asset Management (whether a client's request was oral or in writing); (vi) any documents prepared by Principal Asset Management that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm's votes; (viii) materials collected and reviewed by Principal Asset Management as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm's policies and procedures provided to Principal Asset Management; and (x) the minutes of the Proxy Voting Committee meetings. All of the records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.
1 These policies and procedures apply to Principal Global Investors, LLC, Principal Real Estate Investors, LLC, Principal Global Investors (Hong Kong) Limited and any affiliates which have entered into participating affiliate agreements with the aforementioned managers..

Proxy Voting - River Road.
Policy. River Road Asset Management, LLC's ("River Road") exercises discretionary voting authority over proxies issued on securities held in client accounts unless the client has explicitly reserved voting authority or has directed River Road to vote pursuant to the client's voting policy. River Road, as a matter of policy and as a fiduciary to our clients, votes proxies for client securities consistent with the best economic interests of the clients. River Road maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting. River Road has established the Proxy Voting Policy Committee for reviewing voting guidelines and special issues. River Road's compliance department oversees the operational and procedural aspects of the proxy voting process. Additionally, to help discharge its duties, River Road uses Glass Lewis & Co. ("Glass Lewis") as its voting agent. Glass Lewis performs the following services:
  provides analysis of proxy proposals,
  tracks and receives proxies for which River Road clients are entitled to vote, votes the proxies as directed by River Road; and
  compiles and provides client voting records.
Voting Process. River Road will generally instruct Glass Lewis to vote proxies pursuant to guidelines adopted by the Proxy Voting Policy Committee at the beginning of each year. If River Road policy recommendation (i.e., the Glass Lewis recommendation in most instances) and the management recommendation for all votes on a ballot are the same, the compliance department will typically vote accordingly. There are limited instances where River Road has (and may in the future) vote differently from the policy and management recommendation.
When the Glass Lewis recommended vote contradicts the recommendation of management, the primary analyst assigned to the stock consults with the relevant portfolio manager(s) and reviews the proposal. The analyst and portfolio manager(s) then recommend voting the issue in the way River Road believes is most beneficial to shareholder value. If this vote decision is different than policy recommendation, the rationale is documented and a member of River Road's ESG investment group and the compliance department reviews and approves the rationale before submitting the final vote.
Conflicts of Interest. River Road has eliminated most conflicts of interest by using an independent third party (Glass Lewis) that votes pursuant to the guidelines adopted by the Proxy Voting Policy Committee or in accordance with River Road's direction based on the above process. Additionally, River Road's voting process of voting with policy recommendation and requiring compliance department signoff if voting differently addresses any potential conflict of River Road voting shares for a public company that is also a River Road client or an affiliate of a River Road client. In cases where River Road believes there is an actual or perceived conflict of interest, River Road requires additional steps that may include the following:
i. documenting the potential conflict of interest;
ii. obtaining the prior approval of the Chief Investment Officer and the Chief Compliance Officer;
iii. obtaining Proxy Voting Policy Committee review or approval;
iv. deferring to the voting recommendation of a third party;
v. voting pursuant to client direction (following disclosure of the conflict);
vi. abstaining from voting;
vii. voting reflectively (in the same proportion and manner as other shareholders); or,
viii. taking such other action as necessary to protect the interests of clients.

T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates[1] (collectively, "T. Rowe Price") have adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the "Price Funds") as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company's public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and - most importantly - our investment professionals' views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients' proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client's best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price's Environmental, Social and Governance Investing Committee ("TRPA ESG Investing Committee" or the "Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund's Investment Advisory Committee or the advisory client's portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price's issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients' holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price's customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. For meetings with complex ballot items in certain international markets, research may be consulted from local domestic proxy research providers. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. The guidelines include regional voting guidelines as well as the guidelines for investment strategies with objectives other than purely financial returns, such as Impact and Net Zero. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor's general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price's guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price's policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price's policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for the Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for the Price Funds and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price's Global Code of Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.
In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its Board's instruction.
For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the "Variable Insurance Portfolios") held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the "FRB Relief") which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a "Bank"), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients' shares of a Bank in excess of 10% of the Bank's total voting stock ("Excess Shares"). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as "mirror voting," or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients' shares are Excess Shares on a pro rata basis across all of its clients' portfolios for which T. Rowe Price has the power to vote proxies.[2]
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price's proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price's proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm's staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

[1] This document is not applicable to T. Rowe Price Investment Management, Inc. ("TRPIM"). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.
[2] The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

Proxy Voting - Wellington Management.
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy voting discretion.
The purpose of this document is to outline Wellington Management's approach to executing proxy voting. Wellington Management's Proxy Voting Guidelines (the "Guidelines"), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.
STATEMENT OF POLICY
Wellington Management:
1. Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy;
2. Seeks to vote proxies in the best financial interests of the clients for which we are voting;
3. Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee, a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of third-party voting agent
Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of proxy
If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.
Reconciliation
Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees who have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in nonelectronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of nonreceipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information to its provider for this purpose.
Proxy voting process
Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management's activities with regard to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources, including internal research notes, third-party voting research, and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers' decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material conflict of interest identification and resolution processes
Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities lending
Clients may elect to participate in securities lending. Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share blocking and reregistration
Certain countries impose trading restrictions or requirements regarding reregistration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of adequate information, untimely receipt of proxy materials, or excessive costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management's judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines and the Stewardship Conflicts of Interest Policy upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
WELLINGTON'S PHILOSOPHY
Wellington Management is a long-term steward of our clients' assets and aims to vote proxies for which we have voting authority in the best financial interest of clients.
These guidelines are based on Wellington Management's fiduciary obligation to act in the best financial interest of its clients as shareholders and while written to apply globally, we consider jurisdictional differences to make informed decisions. Enumerated below are issues specific to the Japanese market given we have formulated more detailed expectations of this region.
It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is in the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will maximize investment returns for our clients over the long term.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends to any area that may affect the long-term sustainable financial return of an investment. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington's investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best financial interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management's stewardship activities with regard to proxy voting and engagement practices.
Generally, routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proposals on their merits and take voting action in a manner that best serves the financial interests of our clients. When forming our voting decisions, we may leverage sources including internal research notes, third-party voting research, and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers' decisions by allowing them to consider multiple perspectives. Consistent with our community-of- boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
We generally support shareholder proposals if we determine that their adoption would promote long-term shareholder value. In making this determination, we consider numerous factors, including but not limited to the anticipated benefits of the proposal to the company; whether the proposal addresses the general interests of the company's shareholders and not just those of the shareholder proponents; whether the company is currently addressing the issue motivating the proposal or has engaged with the shareholder proponents; whether the company can implement the proposal effectively; and whether the proposal's adoption would impose material costs on the company or result in unintended consequences.
In addition, because proxy voting provides only limited means (i.e., voting ''for'' or ''against'') to express our views on a particular issue, we may support shareholder proposals in cases where we do not support every recommended action or where the proposal is accompanied by a supporting statement that we do not support so long as we are directionally aligned with the issue motivating the proposal. In these cases, we aim to engage directly with the company to clarify the nuanced view our vote represents.
Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.
Detailed below are the principles that we consider when deciding how to vote.
VOTING GUIDELINES
BOARD COMPOSITION AND ROLE OF DIRECTORS
Effective boards should act in shareholders' best economic interests and possess the relevant skills to implement the company's strategy.
We consider shareholders' ability to elect directors annually an important right and, accordingly, generally support proposals to enable annual director elections and declassify boards.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on issues material to maximizing investment returns. We may also withhold votes from directors who fail to implement shareholder proposals that if adopted would promote long-term shareholder value and have received majority support or have implemented poison pills without shareholder approval.
Time commitments
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be overstretched with an excessive number of external directorships. We may vote against directors when serving on five or more public company boards, and public company executives when serving on three or more public company boards, including their own.
We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for nonexecutives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.
Directors should also attend at least 75% of scheduled board meetings. If they fail to do so, we may vote against their reelection.
Succession planning and board refreshment
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.
We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skill sets to the board to enhance their oversight and adapt to evolving strategies.
Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board - key committees as well as individual directors - which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience, and diversity on their boards over time.
In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards perform best when composed of an appropriate combination of executive and nonexecutive (in particular, independent nonexecutive) directors to challenge and counsel management.
To determine appropriate minimum levels of board independence, we look to prevailing market best practices: two- thirds in the US, for example, and a majority in the UK and France. In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.
We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.
Board diversity
We believe boards that reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, boardrooms with a wide range of experiences, expertise, and perspectives encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.
We think it is not in shareholders' best interests for the full board to be comprised of directors who all share the same background, experience, and personal characteristics (e.g., gender, race, ethnicity, and age). We expect our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition and qualifications of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective. We expect a minimum of 20% gender diversity at major indices such as the S&P 500 and encourage boards to strive for 30% gender diversity. From 2025, we may vote against the reelection of the Nominating/Governance Committee Chair at major indices not meeting this 30% goal.
Outside of the above major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large-cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and fail to provide a clear and compelling reason for being unable to do so. We will continue to engage on diversity of the board in other markets and may vote against the reelection of directors where we fail to see improvements.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of ''withhold'' votes. We believe majority voting should be defined in the company's charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best financial interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients' behalf.
COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high-caliber executives, foster a culture of performance and accountability, and align management's interests with those of long-term shareholders.
Due to each company's unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company's business, size, industry, and geographic location:
Alignment - We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various time frames, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
Transparency - We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee's intentions. Disclosure should include how metrics, targets, and time frames are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
Structure - The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus.
Unless otherwise specified by local market regulators, performance-based compensation should be based on metrics that are objective, rigorous, and tied to shareholder value creation. Qualitative goals, including material environmental and social considerations material to financial performance, may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
Accountability - Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one- time awards aimed at retention or achieving a predetermined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best financial interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an ''evergreen'' feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees' interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Nonexecutive director compensation
We expect companies to disclose nonexecutive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe nonexecutive directors should receive performance- based compensation, as this creates a potential conflict of interest. Nonexecutive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.
Severance arrangements
We are mindful of the board's need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders' best financial interest. We generally support proposals calling for shareholder ratification of severance arrangements.
Clawback policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interests. We also pay close attention to the nonaudit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple voting rights
We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders' economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.
We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.
Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.
Proxy access
We believe shareholders should have the right to nominate director candidates on the management's proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in line with market norms.
Special meeting rights
We believe the right to call a special meeting is an important shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support a proposal lowering thresholds where the current level exceeds 15% and the proposal calls for a 10%+ threshold, taking into consideration the makeup of the existing shareholder base and the company's general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent.
Virtual meetings
Many companies established virtual-only shareholder meetings over the course of the recent COVID-19 pandemic. Virtual attendance allows investors to participate in more meetings and reduces the need for travel. We generally prefer shareholder meetings to take place in a hybrid format (virtual and in-person) where possible, allowing all shareholders, whether they attend in person or virtually, to ask questions. We expect companies hosting virtual-only shareholder meetings to provide a clear rationale underpinning their decision to do so, provide a live video stream of proceedings, and offer transparency on how questions may be submitted and are selected for discussion.
We may oppose amendments to articles of association permitting virtual-only meetings where we perceive shareholder rights to be at risk. We may also support relevant shareholder proposals requesting companies to facilitate the ability to attend in person.
CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best financial interests of our clients.
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less-liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
ENVIRONMENTAL TOPICS
We assess portfolio companies' performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice.
Climate change
As an asset manager entrusted with investing on our clients' behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and financial returns of client portfolios. Proxy voting is a key tool we use for managing climate-related investment risks as part of our stewardship escalation process.
We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand those companies' willingness and ability to adapt to or mitigate material climate-related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies facing material climate risks where climate plans and disclosures meaningfully lag our expectations for those companies.
Emissions disclosure
We generally encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions upstream and downstream with context and granularity from companies about the most significant Scope 3 sources enhances our ability to evaluate investment risks and opportunities. We generally encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.
We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well- defined and attainable. We will generally vote against the reelection of the chair of MSCI World companies and large- cap companies in emerging markets that do not disclose Scope 1 and 2 emissions, have not made a commitment to do so in the next year, and where emissions intensity is material to financial performance.
Net-zero targets
As an outcome of enterprise risk management and strategic planning to reduce the potential negative financial impacts of climate change on shareholder value, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long-term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net-zero emissions by 2050 or sooner. For certain high-emitting companies, we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).
We generally support shareholder proposals asking companies facing material climate risks for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language.
Biodiversity
Many companies are dependent on natural capital and biodiversity as key inputs either through direct resource extraction or their supply chain. Business activities may also impact the capacity of nature to provide social and economic functions. We recognize that biodiversity impact and loss can be challenging to quantify and measure, but we believe companies should assess environmental inputs and outputs. We encourage companies to report on financially material impacts and dependencies on natural capital relevant to their business.
Other environmental shareholder proposals
For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging, as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company's existing efforts, the proposed information pertains to a material financial impact, and in our view is of economic benefit to investors.
SOCIAL TOPICS
Corporate culture, human capital, and diversity, equity, and inclusion
Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion (DEI) practices that promote shareholder value. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention, and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results both positive and negative so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is DEI. We see DEI practices as a material input to long-term financial performance, so as our clients' fiduciaries, we seek to better understand how and to what extent a company's approach to diversity is integrated with talent management at all levels. This is significantly aided when there is consistent, robust disclosure in place. A sound long-term plan holds more weight than a company's current demographics, so we look for a demonstrable DEI strategy that seeks to improve shareholder value over time and align management incentives accordingly. To that end, we expect companies in the US to publicly disclose their EEO-1 reporting and all companies to disclose their DEI strategy.
Gender and racial pay equity are important parts of our assessment of a company's diversity efforts. Pay inequity can impact shareholder value by exposing a company to challenges with recruiting and retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company's gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to promote equal opportunities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and risk management
In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities - the negative effects that companies can have on society through their products, cultures, or policies - into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.
We encourage companies facing these risks to disclose related risk-management strategies. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.
Human rights
Following the 2015 passage of the UK's Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies' exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies' approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies' approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political contributions and lobbying
We generally support shareholder proposals asking for enhanced disclosure and board oversight of a company's political and lobbying activities where existing disclosure and board oversight are inadequate. This is because sufficient disclosure and board oversight are necessary to evaluate whether, and ensure that, these activities align with the company's stated strategy and promote shareholder value.

Proxy Voting - William Blair.
Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless:
  the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients the adviser describes its proxy voting procedures to its clients and provides copies on request, and the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.
This statement sets forth the proxy voting policy and procedures of William Blair Investment Management, LLC ("WBIM"). It is provided to all covered clients as described below even if WBIM currently does not have authority to vote proxies for their account.
The Department of Labor ("DOL") has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. WBIM is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission ("SEC") requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. Registered investment advisers are required to identify potential conflicts involved in the voting of proxies and meet specific recordkeeping and disclosure requirements. On June 30, 2014, the staff of the SEC Divisions of Investment Management and Corporation Finance issued Staff Legal Bulletin No. 20, which provides guidance on investment advisers' responsibilities in voting client proxies and retaining proxy advisory firms. On August 21, 2019, the staff of the SEC Division of Investment Management issued Release Nos. IA-5325 and IC- 33605, Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers. This policy is intended to comply with the applicable rules and guidance of the DOL and the SEC.
General Policy
WBIM shall vote the proxies of its clients solely in the best interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them and shall not place WBIM's own interests ahead of the interests of its clients. WBIM shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. WBIM is not responsible for voting proxies it does not receive in a timely manner. However, WBIM will make reasonable efforts to obtain missing proxies. For clients participating in a securities lending program via their custodian, WBIM will not be eligible to vote proxies for the portion of shares on loan.
WBIM has adopted the Voting Guidelines of an independent proxy advisory firm (the "Proxy Administrator")1. All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In instances where WBIM has implemented a client provided proxy voting policy, WBIM will vote in accordance with the client's policy at all times even if the client's policy is inconsistent with WBIM's vote. In addition, if a client expressly directs in writing how an issue should be voted, William Blair will cast the vote with respect to such issue in the manner directed by the client. In the case when nominee voting is not allowed it may be impractical for WBIM to participate in those particular votes.
WBIM does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a "Case-by-Case" basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee. In addition, portfolio managers and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Committee of circumstances where the interests of WBIM's clients may warrant a vote contrary to the Voting Guidelines. In such instances, the portfolio manager or analyst will submit a written rationale to the Proxy Committee. In each case, the Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.
Conflicts of Interest Policy
WBIM is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:
  An affiliate of WBIM has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months
  A principal or employee of WBIM or an affiliate currently serves on the company's Board of Directors
  WBIM, its principals, employees and affiliates, in the aggregate, own 1% or more of the company's outstanding shares
  The Company is a client of WBIM
In the event that any of the above potential conflicts of interest arise, or the Proxy Committee otherwise determines that a potential conflict of interest exists, the Proxy Committee will vote all proxies for that company in the following manner:
  If our Voting Guidelines indicate a vote "For" or "Against" a specific issue WBIM will continue to vote according to the Voting Guidelines
  If our Voting Guidelines have no recommendation or indicate a vote on a "Case-by-Case" basis, WBIM will vote consistent with the voting recommendation provided by the Proxy Administrator
Oversight of Proxy Administrator
WBIM believes that contracting with the Proxy Administrator to provide services including:
  Providing research and analysis regarding the matters subject to a vote
  Promulgating general voting guidelines
  Making voting recommendations on specific matters subject to vote can reduce burdens for WBIM and potentially reduce costs for WBIM clients as compared to conducting them in-house.
The Proxy Administrator assists WBIM with voting execution, including through an electronic vote management system that allows the Proxy Administrator to:
  populate WBIM's votes shown on the Proxy Administrator's electronic voting platform with the Proxy Administrator's recommendations based on WBIM's voting instructions to the firm ("pre-population"), and automatically submit WBIM's votes to be counted ("automated voting").
WBIM shall provide reasonable oversight of the Proxy Administrator. In providing oversight, WBIM will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following:
  On at least an annual basis, the Proxy Committee will assess:
  Whether the Proxy Administrator has the competency and capacity to adequately analyze the matters for which WBIM is responsible for voting, including the adequacy and quality of the Proxy Administrator's staffing, personnel and technology
  Assess whether the Proxy Administrator has adequate policies and procedures to:
  Enable it to make proxy voting recommendations based on current and accurate information, including whether it has an effective process for seeking timely input from issuers and its clients with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for "say-on-pay" votes
  If peer group constructions are a component of the evaluation does the Proxy Administrator incorporate appropriate input in formulating its methodologies for construction of peer groups, including taking into account unique characteristics of the issuer including, to the extent available,
  The issuer's size
  Its governance structure
  Its industry and any particular practices unique to that industry
  Its history
  Its financial performance
  Identify and address conflicts of interest relating to its voting recommendations, including:
  Conflicts relating to the provision of proxy voting recommendations and proxy voting services generally
  Conflicts relating to activities other than proxy voting recommendations and proxy voting services generally
  Conflicts presented by certain affiliations, including whether a third party with significant influence over the Proxy Administrator has taken a position on a particular voting issue or voting issues more generally
  Are the Proxy Administrator's methodologies used in formulating recommendations adequately disclosed such that WBIM can understand the factors underlying the recommendation
  Identify the nature of any third-party information sources the Proxy Administrator uses as a basis for its recommendations and when and how it engages with issuers and third parties
  Provide adequate disclosure of the Proxy Administrator's actual and potential conflicts of interest with respect to the services it provides to WBIM, including whether the Proxy Administrator has provided consulting services to an issuer, and, if so, any compensation paid or whether a proponent of a shareholder proposal or an affiliate of the proponent is or has been a client of the Proxy Administrator
  WBIM personnel responsible for the administration of proxy voting shall periodically review a sample of votes recommended by the Proxy Administrator for consistency with the Voting Guidelines and report any inconsistencies to the Proxy Committee. The sample should include proxy votes that relate to proposals that may require more issuer-specific analysis (e.g. mergers and acquisitions, dissolutions, conversions or consolidations), to assist in evaluating whether WBIM's voting determinations are consistent with its voting policies and procedures and in its clients' best interest.
  WBIM personnel shall periodically review a sample of votes before the votes are cast for consistency with these procedures and client best interest which may include:
  A sample of "pre-populated" votes
  A sample of "automated votes"
  Consideration of additional information that becomes available regarding a particular proposal after or around the same time that WBIM's votes have been pre- populated but before the submission deadline for proxies to be voted at the shareholder meeting, which may include an issuer or shareholder proponent's additional definitive proxy materials or other information conveyed to WBIM that could reasonably be expected to affect WBIM's voting determination
  Matters where WBIM's policies do not address how it should vote a particular matter, or whether the matter is highly contested or controversial
  WBIM personnel responsible for proxy voting shall periodically assess the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator's analysis (that the investment adviser becomes aware of and deems credible and relevant to its voting determinations) materially affected the Proxy Administrator's research or recommendations that the investment adviser utilized.
  WBIM personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator's analysis, and, if so, WBIM shall investigate the factual errors, potential incompleteness, or potential methodological weaknesses and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee
  WBIM personnel responsible for proxy voting shall consider the effectiveness of the Proxy Administrator's policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. As part of this assessment, WBIM should consider the following:
  The Proxy Administrator's engagement with issuers, including the firm's process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm's process, if any, for investment advisers to access the issuer's views about the firm's voting recommendations in a timely and efficient manner
  The Proxy Administrator's efforts to correct any identified material deficiencies in the proxy advisory firm's analysis
  The Proxy Administrator's disclosure regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions
  The Proxy Administrator's consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote
  WBIM personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator's capacity and competency to provide proxy voting advice or conflict of interest policies and procedures
International Markets and Share Blocking Policy
In some cases, proxy votes cast by WBIM for clients may be rejected in certain markets. Some non- US markets have additional requirements for custodians in order to process votes in those markets. Two specific cases include Power of Attorney documentation and Split Voting. Power of Attorney documentation authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. Split Voting occurs when a custodian utilizes an omnibus account to aggregate multiple customer accounts for voting into a single voting record. If one portion of the holdings would like to vote in one manner ("FOR") and another portion would like to vote in another manner ("AGAINST"), the custodian needs to ensure they are authorized to split the vote for an agenda item in certain markets.
In international markets where share blocking applies, WBIM typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the "freezing" of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. WBIM shall not subordinate the interests of participants and beneficiaries to unrelated objectives.
Recordkeeping and Disclosure
Pursuant to this policy, WBIM will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by WBIM that are material to making a decision how to vote, or that memorialize the basis for the decision.
Upon a client's request to the Proxy Administrator, WBIM will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate WBIM's compliance with its responsibilities and will facilitate clients' monitoring of how their securities were voted.
The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with WBIM's Form ADV, Part 2A. With respect to the William Blair Funds, the policies and procedures used to determine how to vote proxies relating to securities held in their portfolios will be reflected in the Statement of Additional Information.
1 WBIM has engaged Institutional Shareholder Services Inc. (ISS) to assist in the administration and voting of proxies. The complete Voting Guidelines (proxy voting policies) across all markets are available on ISS's website at: https://www.issgovernance.com/file/policy/active/specialty/Sustainability -US-Voting-Guidelines.pdf and https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guidelines.pdf

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund.
To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
TRANSFER AND SERVICE AGENT SERVICES
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from the fund; however, certain underlying Fidelity® funds pay their respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund, or pay a management fee that covers certain administrative services such as transfer agency services. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
Strategic Advisers or its affiliate bears the cost of pricing and bookkeeping services under the terms of an agreement between Strategic Advisers and FSC.

SECURITIES LENDING
 The securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities will be included when the fund has completed its first fiscal year.
A fund does not pay cash collateral management fees, separate indemnification fees, or other fees.

DESCRIPTION OF THE TRUST
Trust Organization.
Strategic Advisers® U.S. Total Stock Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Trust Instrument provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers LLC believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodian(s).
The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.
The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
The fund will provide its top mutual fund positions (if any) on Fidelity's web site monthly, 15 days after the month-end.
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).
Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

Fidelity Rutland Square Trust II

Post-Effective Amendment No. 123 (’33 Act)

Amendment No. 126 (’40 Act)

PART C. OTHER INFORMATION

Item 28.

Exhibits

(a)

Trust Instrument, dated March 8, 2006, is incorporated herein by reference to Exhibit (a) of the Initial Registration Statement on N-1A.

(b)

Bylaws of Fidelity Rutland Square Trust II, as amended and dated June 4, 2009, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 3.

(c)

Not applicable.

(d)

(1)

Management Contract, dated June 2, 2022, between Strategic Advisers Alternatives Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment Nos. 116 & 119.

(2)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Core Income Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment Nos. 91 & 94.

(3)

Management Contract, dated June 7, 2018, between Strategic Advisers Fidelity Core Income Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment Nos. 79 & 82.

(4)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Emerging Markets Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment Nos. 91 & 94.

(5)

Management Contract, dated September 13, 2018, between Strategic Advisers Fidelity Emerging Markets Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment Nos. 82 & 85.

(6)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment Nos. 91 & 94.

(7)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Income Opportunities Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment Nos. 91 & 94.

(8)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers International Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment Nos. 91 & 94.

(9)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Fidelity International Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment Nos. 91 & 94.

(10)

Management Contract, dated June 3, 2020, between Strategic Advisers Large Cap Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment Nos. 106 & 109.

(11)

Management Contract, dated June 3, 2021, between Strategic Advisers Municipal Bond Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment Nos. 111 & 114.

(12)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Short Duration Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment Nos. 91 & 94.

(13)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Small-Mid Cap Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment Nos. 91 & 94.

(14)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Tax-Sensitive Short Duration Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment Nos. 91 & 94.

(15)

Management Contract, dated March 7, 2024, between Strategic Advisers U.S. Total Stock Fund and Strategic Advisers LLC is filed herein as Exhibit (d)(15).

(16)

Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Fidelity Diversifying Solutions LLC (FIAM Convertible Arbitrage), on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(15) of Post-Effect Amendment Nos. 117 & 120.

(17)

Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Fidelity Diversifying Solutions LLC (FIAM Equity Market Protective Put), on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment Nos. 117& 120.

(18)

Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Pacific Investment Management Company LLC (or PIMCO), on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment Nos. 117 & 120.

(19)

Sub-Advisory Agreement, dated March 10, 2022, between Strategic Advisers LLC and BlackRock Investment Management, LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment Nos. 116 & 119.

(20)

Sub-Advisory Agreement, dated December 12, 2023, between Strategic Advisers LLC and Pacific Investment Management Company LLC (or PIMCO), on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment Nos. 122 & 125.

(21)

Amended and Restated Sub-Advisory Agreement, dated November 1, 2022, between Strategic Advisers LLC and PGIM, Inc, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment Nos. 121 & 124.

(22)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2023, between Strategic Advisers LLC and FIAM LLC on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment Nos. 122 & 125.

(23)

Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and TCW Investment Management Company LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment Nos. 110 & 113.

(24)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Fidelity Core Income Fund, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment Nos. 122 & 125.

(25)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2021, between Strategic Advisers LLC and Acadian Asset Management LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment Nos. 114 & 117.

(26)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2021, between Strategic Advisers LLC and Causeway Capital Management LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment Nos. 112 & 115.

(27)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment Nos. 119 & 122.

(28)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment Nos. 118 & 121.

(29)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment Nos. 118 & 121.

(30)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2021, between Strategic Advisers LLC, and Schroder Investment Management North America Inc. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment Nos. 114 & 117.

(31)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2022, between Strategic Advisers LLC and T. Rowe Price Associates, Inc. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment Nos. 116 & 119.

(32)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment Nos. 119 & 122.

(33)

Amended and Restated Sub-Advisory Agreement, dated as of October 1, 2019, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment Nos. 118 & 121.

(34)

Amended and Restated Sub-Advisory Agreement, dated as of June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment Nos. 118 & 121.

(35)

 Amended and Restated Sub-Advisory Agreement, dated June 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment Nos. 119 & 122.

(36)

Sub-Advisory Agreement, dated November 3, 2020, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment Nos. 118 & 121.

(37)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment Nos. 118 & 122.

(38)

Amended and Restated Sub-Advisory Agreement, dated March 1, 2024, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Income Opportunities Fund, is filed herein as Exhibit (d)(38).

(39)

Amended and Restated Sub-Advisory Agreement, dated April 12, 2021, between Strategic Advisers LLC and PGIM, Inc, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment Nos. 112 & 115.

(40)

Amended and Restated Sub-Advisory Agreement, dated March 3, 2021, between Strategic Advisers LLC and T. Rowe Price Associates, Inc, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment Nos. 110 & 113.

(41)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and Arrowstreet Capital, Limited Partnership on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment Nos. 118 & 121.

(42)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2021, between Strategic Advisers LLC and Causeway Capital Management LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment Nos. 112 & 115.

(43)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(42) of Post-Effective Amendment Nos. 119 & 122.

(44)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment Nos. 118 & 121.

(45)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment Nos. 118 & 121.

(46)

Sub-Advisory Agreement, dated September 4, 2019, between Strategic Advisers LLC and T. Rowe Price Associates, Inc, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment Nos. 102 & 105.

(47)

Amended and Restated Sub-Advisory Agreement, dated June 1, 2021, between Strategic Advisers LLC and Massachusetts Financial Services Company (currently known as MFS Investment Management (MFS)), on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment Nos. 114 & 117.

(48)

Sub-Advisory Agreement, dated January 23, 2023, between Strategic Advisers LLC and Thompson, Siegel & Walmsley, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment Nos. 118 & 121.

(49)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Strategic Advisers LLC and William Blair Investment Management, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment Nos. 110 & 113.

(50)

Sub-Advisory Agreement, dated June 1,2023, between Strategic Advisers LLC and Wellington Management Company, LLP, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment Nos. 119 & 122.

(51)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment Nos. 119 & 122.

(52)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment Nos. 118 & 121.

(53)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment Nos. 118 & 121.

(54)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2021, between Strategic Advisers LLC and Alliancebernstein L.P., on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment Nos. 114 & 117.

(55)

Amended and Restated Sub-Advisory Agreement, dated June 3, 2021, between Strategic Advisers LLC and Aristotle Capital Management, LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment Nos. 114 & 117.

(56)

Sub-Advisory Agreement, dated July 31, 2020, between Strategic Advisers LLC and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(54) of Post-Effective Amendment Nos. 118 & 121.

(57)

Amended and Restated Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and Clarivest Asset Management LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment Nos. 110 & 113.

(58)

Sub-Advisory Agreement, dated September 7,2022, between Strategic Advisers LLC and D.E. Shaw Investment Management, LLC on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(56) of Post-Effective Amendment Nos. 118 & 121.

(59)

Amended and Restated Sub-Advisory Agreement, dated September 7, 2022, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment Nos. 118 & 121.

(60)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and, Geode Capital Management, LLC on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment Nos. 118 & 121.

(61)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Strategic Advisers LLC and, J.P. Morgan Investment Management Inc. on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment Nos. 119 & 122.

(62)

Sub-Advisory Agreement, dated June 3, 2020, between Strategic Advisers LLC and, Loomis, Sayles & Company, L.P, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment Nos. 106 & 109.

(63)

Sub-Advisory Agreement, dated June 3, 2020, between Strategic Advisers LLC and, LSV Asset Management, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment Nos. 106 & 109.

(64)

Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Neuberger Berman Investment Advisers, LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment Nos. 118 & 121.

(65)

Sub-Advisory Agreement, dated June 3, 2020, between Strategic Advisers LLC and, PineBridge Investments LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment Nos. 106 & 109.

(66)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2022, between Strategic Advisers LLC and, Principal Global Investors, LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment Nos. 118 & 121.

(67)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2023, between Strategic Advisers LLC and, T. Rowe Price Associates, Inc. on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment Nos. 121 & 124.

(68)

Sub-Advisory Agreement, dated December 7,2022, between Strategic Advisers LLC and Wellington Management Company LLP, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment Nos. 119 & 122.

(69)

Sub-Advisory Agreement, dated September 1, 2021, between Strategic Advisers LLC and Delaware Investments Fund Advisers, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment Nos. 114 & 117.

(70)

Amended and Restated Sub-Advisory Agreement, dated March 10, 2022, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment Nos. 116 & 119.

(71)

Sub-Advisory Agreement, dated June 3, 2021, between Strategic Advisers LLC and MacKay Shields LLC, on behalf of Strategic Advisers Municipal Bond Fund is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment Nos. 118 & 121.

(72)

Sub-Advisory Agreement, dated September 1, 2021, between Strategic Advisers LLC and Massachusetts Financial Services Company (currently known as MFS Investment Management (MFS)), on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment Nos. 114 & 117.

(73)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2021, between Strategic Advisers LLC and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment Nos. 116 & 119.

(74)

Sub-Advisory Agreement, dated March 10, 2022, between Strategic Advisers LLC and Western Asset Management Company, LLC, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment Nos. 116 & 119.

(75)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Short Duration Fund is incorporated herein by reference to Exhibit (d)(74) of Post-Effective Amendment Nos. 119 & 122.

(76)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2021, between Strategic Advisers LLC and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment Nos. 116 & 119.

(77)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Strategic Advisers LLC and AllianceBernstein L.P., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment Nos. 110 & 113.

(78)

Amended and Restated Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and ArrowMark Partners, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment Nos. 110 & 113.

(79)

Sub-Advisory Agreement, dated September 6, 2023, between Strategic Advisers LLC and BlackRock Investment Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(78) of Post-Effective Amendment Nos. 122 & 125.

(80)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and Boston Partners Global Investors, Inc. on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(76) of Post-Effective Amendment Nos. 118 & 121.

(81)

Sub-Advisory Agreement, dated November 3, 2020, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment Nos. 118 & 121.

(82)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(78) of Post-Effective Amendment Nos. 118 & 121.

(83)

Sub-Advisory Agreement, dated March 10, 2022, between Strategic Advisers LLC and GW&K Investment Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(76) of Post-Effective Amendment Nos. 116 & 119.

(84)

Amended and Restated Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment Nos. 110 & 113.

(85)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2021, between Strategic Advisers LLC and LSV Asset Management, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment Nos. 114 & 117.

(86)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2023, between Strategic Advisers LLC and Portolan Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment Nos. 119 & 122.

(87)

Amended and Restated Sub-Advisory Agreement, dated September 7, 2022, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment Nos. 118 & 121.

(88)

Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers, LLC and River Road Asset Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment Nos. 110 & 113.

(89)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(88) of Post-Effective Amendment Nos. 119 & 122.

(90)

Sub-Advisory Agreement, dated December 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(137) of Post-Effective Amendment Nos. 65 & 68.

(91)

Sub-Advisory Agreement, dated November 1, 2021, between Strategic Advisers LLC and Allspring Global Investments, LLC, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment Nos. 114 & 117.

(92)

Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and AllianceBernstein L.P., on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(92).

(93)

Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and ArrowMark Colorado Holdings, LLP, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(93).

(94)

Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and BlackRock Investment Management, LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(94).

(95)

Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and Boston Partners Global Investors, Inc. on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(95).

(96)

Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(96).

(97)

Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and D.E. Shaw Investment Management, L.L.C., on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(97).

(98)

Form of Sub-Advisory Agreement, between Strategic Advisers LLC and Fidelity Diversifying Solutions LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(98).

(99)

Form of Sub-Advisory Agreement, dated March 7, 2024, between FIL Investment Advisors (UK) Limited and FIL Investment Advisors, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(99).

(100)

Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(100).

(101)

Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(101).

(102)

 Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(102).

(103)

 Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and GW&K Investment Management, LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(103).

(104)

Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(104).

(105)

 Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and Loomis, Sayles & Company, L.P., on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(105).

(106)

 Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and LSV Asset Management, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(106).

(107)

Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and Neuberger Berman Investment Advisers LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(107).

(108)

 Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and Pacific Investment Management Company LLC (or PIMCO), on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(108).

(109)

Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and PineBridge Investments LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(109).

(110)

 Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and Portolan Capital Management, LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(110).

(111)

 Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and Principal Global Investors, LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(111).

(112)

 Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and River Road Asset Management, LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(112).

(113)

 Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(113).

(114)

Sub-Advisory Agreement, dated March 7, 2024, between Strategic Advisers LLC and William Blair Investment Management, LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(114).

(115)

Sub-SubAdvisory Agreement and Schedule A, dated June 2, 2022, between Fidelity Diversifying Solutions LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment Nos. 117 & 120.

(116)

Sub-SubAdvisory Agreement and Schedule A, dated June 2, 2022, between Fidelity Diversifying Solutions LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment Nos. 117 & 120.

(117)

Sub-SubAdvisory Agreement and Schedule A, dated June 2, 2022, between Fidelity Diversifying Solutions LLC and FMR Investment Management (U.K.) Limited on behalf of Strategic Advisers Alternatives Fund is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment Nos. 118 & 121.

(118)

Form of Sub-SubAdvisory Agreement and Schedule A, between Fidelity Diversifying Solutions LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers U.S. Total Stock Fund, is filed herein as Exhibit (d)(118).

(119)

Form of Sub-SubAdvisory Agreement and Schedule A, between Fidelity Diversifying Solutions LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers U.S. Total Stock Fund, is filed herein as Exhibit (d)(119).

(120)

Form of Sub-SubAdvisory Agreement and Schedule A, between Fidelity Diversifying Solutions LLC and FMR Investment Management (U.K.) Limited on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(120).

(121)

Sub-SubAdvisory Agreement and Schedule A, dated June 7, 2018, updated March 7, 2024, between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(121).

(122)

Sub-SubAdvisory Agreement and Schedule A, dated June 7, 2018, updated March 7, 2024, between FIAM LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(122).

(123)

Sub-SubAdvisory Agreement and Schedule A, dated June 7, 2018, updated March 7, 2024, between FIAM LLC and FMR Investment Management (UK) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (d)(123).

(124)

Amended and Restated Sub-SubAdvisory Agreement and Schedule A, dated June 3, 2020, between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(110) of Post-Effective Amendment Nos. 106 & 109.

(125)

Form of Amended and Restated Sub-SubAdvisory Agreement and Schedule A, between FIAM LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(111) of Post-Effective Amendment Nos. 106 & 109.

(126)

Amended and Restated Sub-SubAdvisory Agreement and Schedule A, dated June 3, 2020, between FIAM LLC and FMR Investment Management (UK) Limited on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(112) of Post-Effective Amendment Nos. 106 & 109.

(127)

Form of Sub-SubAdvisory Agreement and Schedule A, dated October 18, 2016, between FIL Investment Advisors and FIL Investment Advisors (U.K.) Limited, on behalf of Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund (formally known as Strategic Advisers International II Fund), Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Fidelity U.S. Total Stock Fund is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment Nos. 119 & 122.

(128)

Sub-SubAdvisory Agreement, dated December 2, 2020 between PGIM, Inc. and PGIM Limited on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment Nos. 110 & 113.

(129)

Sub-SubAdvisory Agreement, dated March 10, 2022, between BlackRock International Limited and BlackRock Investment Management, LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment Nos. 116 & 119.

(130)

Sub-SubAdvisory Agreement, dated March 10, 2022, between BlackRock (Singapore) Limited and BlackRock Investment Management, LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(102) of Post-Effective Amendment Nos. 116 & 119.

(131)

Amended and Restated Sub-SubAdvisory Agreement, dated July 1, 2020 between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited on behalf of Strategic Advisers Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(114) of Post-Effective Amendment Nos. 106 & 109.

(132)

 Sub-SubAdvisory Agreement, dated September 7,2022, between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited, on behalf of Strategic Advisers Short Duration Fund is incorporated herein by reference to Exhibit (d)(106) of Post-Effective Amendment Nos. 118 & 121.

(133)

Sub-SubAdvisory Agreement, dated September 7,2022, between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd., on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment Nos. 118 & 121.

(134)

Sub-SubAdvisory Agreement, dated March 4, 2021, between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment Nos. 117 & 120.

(e)

(1)

General Distribution Agreement, dated June 2, 2022, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment Nos. 116 & 119.

(2)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment Nos. 102 & 105.

(3)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment Nos. 102 & 105.

(4)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Fidelity Core Income Fund is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment Nos. 102 & 105.

(5)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment Nos. 102 & 105.

(6)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment Nos. 102 & 105.

(7)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment Nos. 102 & 105.

(8)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment Nos. 102 & 105.

(9)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment Nos. 102 & 105.

(10)

General Distribution Agreement, dated June 3, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment Nos. 106 & 109.

(11)

General Distribution Agreement, dated June 3, 2021, between Fidelity Rutland Square II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment Nos. 111 & 114.

(12)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment Nos. 102 & 105.

(13)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment Nos. 102 & 105.

(14)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment Nos. 102 & 105.

(15)

General Distribution Agreement, dated March 7, 2024, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (e)(15).

(f)

Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Rutland Square Trust II Funds, effective as of June 6, 2013, is incorporated herein by reference to Exhibit (f) of Post-Effective Amendment Nos. 109 & 112.

(g)

(1)

Custodian Agreement dated April 12, 2007 between Mellon Bank, N.A. (currently known as The Bank of New York Mellon) and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Large Cap Fund, Strategic Advisers Municipal Bond Fund, and Strategic Advisers U.S. Total Stock Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Commonwealth Trust II’s (File No. 333-139428) Post-Effective Amendment No. 3.

(2)

Custodian Agreement dated April 12, 2007 between State Street Bank & Trust Company and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Alternatives Fund, Strategic Advisers Core Income Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (g) of Fidelity Rutland Square Trust II’s (File No. 333-139427) Post-Effective Amendment No. 1.

(h)

(1)

Management Fee Waiver Agreement, dated June 2, 2022, between Strategic Advisers Alternatives Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment Nos. 116 & 119.

(2)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Core Income Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment Nos. 46 & 49.

(3)

Management Fee Waiver Agreement, dated June 7, 2018, between Strategic Advisers Fidelity Core Income Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment Nos. 79 & 82.

(4)

Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Emerging Markets Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment Nos. 46 & 49.

(5)

Management Fee Waiver Agreement, dated September 13, 2018, between Strategic Advisers Fidelity Emerging Markets Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment Nos. 82 & 85.

(6)

Management Fee Waiver Agreement, dated March 8, 2018, between Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment Nos. 67 & 70.

(7)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Income Opportunities Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment Nos. 46 & 49.

(8)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers International Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment Nos. 46 & 49.

(9)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund) and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment Nos. 46 & 49.

(10)

Management Fee Waiver Agreement, dated June 3, 2020, between Strategic Advisers Large Cap Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment Nos. 106 & 109.

(11)

Management Fee Waiver Agreement, dated June 3, 2021, between Strategic Advisers Municipal Bond Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment Nos. 111 & 114.

(12)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Short Duration Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment Nos. 46 & 49.

(13)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Small-Mid Cap Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment Nos. 46 & 49.

(14)

Management Fee Waiver Agreement, dated December 6, 2017, between Strategic Advisers Tax-Sensitive Short Duration Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment Nos. 63 & 66.

(15)

Management Fee Waiver Agreement, dated March 7, 2024, between Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (h)(15).

(16)

Securities Lending Agency Agreement, dated July 1, 2021, between National Financial Services LLC and Strategic Advisers Small-Mid Cap Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Core Income Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Fidelity Emerging Markets Fund, and Strategic Advisers Large Cap Fund is incorporated herein by reference to Exhibit (h)(15) of Fidelity Rutland Square Trust II’s (File No. 333-139427) Post-Effective Amendment Nos. 122 & 125.

(17)

Form of Fund of Funds Investment Agreement (Strategic Advisers Funds) is incorporated herein by reference to Exhibit (h)(14) of Fidelity Rutland Square Trust II’s (File No. 333-139427) Post-Effective Amendment Nos. 113 & 116.

(i)

Legal Opinion of Dechert LLP, dated April 29, 2024, is filed herein as Exhibit (i).

(j)

   Not applicable.

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Alternatives Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment Nos. 116 & 119.

(2)

 Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment Nos. 102 & 105.

(3)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity Core Income Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment Nos. 102 & 105.

(4)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment Nos. 102 & 105.

(5)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment Nos. 102 & 105.

(6)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment Nos. 102 & 105.

(7)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity U.S. Total Stock Fund is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment Nos. 102 & 105.

(8)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment Nos. 102 & 105.

(9)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment Nos. 102 & 105.

(10)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Large Cap Fund is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment Nos. 106 & 109.

(11)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Municipal Bond Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment Nos. 111 & 114.

(12)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Short Duration Fund is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment Nos. 102 & 105.

(13)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment Nos. 102 & 105.

(14)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Tax-Sensitive Short Duration Fund is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment Nos. 102 & 105.

(15)

 Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers U.S. Total Stock Fund is filed herein as Exhibit (m)(15).

(n)

Not applicable.

 (p)

(1)

The 2024 Code of Ethics, adopted by each fund and Strategic Advisers, LLC (formerly known as Strategic Advisers, Inc.), Fidelity Diversifying Solutions, LLC, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (UK) Limited, and Fidelity Distributors Company LLC pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 576.

(2)

The 2022 Code of Ethics, adopted by FIL Limited, FIL Investment Advisors, and FIL Investment Advisors (UK) Limited pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Small-Mid Cap Fund and Strategic Advisers U.S. Total Stock Fund is incorporated herein by reference to Exhibit (p)(2) of Variable Insurance Products Fund V’s (File No. 033-17704) Post-Effective Amendment No. 81.

(3)

Code of Ethics, adopted by Pyramis Global Advisors, LLC (currently known as FIAM LLC) pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund,  Strategic Advisers Large Cap Fund, Strategic Advisers Municipal Bond Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Tax-Sensitive Short-Duration Fund, and Strategic Advisers U.S. Total Stock Fund is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 4.

(4)

Code of Ethics, dated February 2024, adopted by Geode Capital Management, LLC and Geode Capital Management LP pursuant to Rule 17j-1 on behalf of Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Large Cap Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers U.S. Total Stock Fund is incorporated herein by reference to Exhibit (p)(2) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 576.

(5)

Code of Ethics, adopted by Acadian Asset Management LLC, updated as of January 2023, pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment Nos. 118 & 121.

(6)

Code of Ethics, adopted by Alliance Bernstein, updated as of January 2023, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers U.S. Total Stock Fund is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment Nos. 119 & 122.

(7)

Code of Ethics, dated October 4, 2022, adopted by Aristotle Capital Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment Nos. 119 & 122.

(8)

Code of Ethics, dated June 2021, adopted by ArrowMark Partners, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers U.S. Total Stock Fund is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment Nos. 116 & 119.

(9)

Code of Ethics, dated April 13, 2022, adopted by Arrowstreet Capital, Limited Partnership pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment Nos. 118 & 121.

(10)

Code of Ethics, dated December 7, 2021, adopted by BlackRock, pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers U.S. Total Stock Fund is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment Nos. 116 & 119.

(11)

Code of Ethics, dated October 2020, adopted by Brandywine Global Investment Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund and Strategic Advisers U.S. Total Stock Fund is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment Nos. 110 & 113.

(12)

Code of Ethics, Implementation Date: Q2 2021, adopted by ClariVest Asset Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment Nos. 116 & 119.

(13)

Code of Ethics, dated June 30, 2021, adopted by Causeway Capital Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund and Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (p)(13) of Post-Effective Amendment Nos. 116 & 119.

(14)

Code of Ethics, dated September 8, 2020 adopted by Delaware Investments Funds Advisers, pursuant to Rule 17j-1, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (p)(14) of Post-Effective Amendment Nos. 118 & 121.

(15)

Code of Ethics, dated June 1,2022, adopted by D.E. Shaw Investment Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap and Strategic Advisers U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos. 118 & 121.

(16)

Code of Ethics, dated December 2020, adopted by GW&K Investment Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos. 116 & 119.

(17)

Code of Ethics, dated December 18, 2020, adopted by J.P. Morgan Investment Management Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos. 110 & 113.

(18)

Code of Ethics, dated December 16, 2020, adopted by Loomis, Sayles & Company, L.P. pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund and Strategic Advisers U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment Nos. 110 & 113.

(19)

Code of Ethics, dated March 3, 2021, adopted by LSV Asset Management pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment Nos. 112 & 115.

(20)

Code of Ethics, dated January 1, 2021, adopted by MFS Investment Management pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund and Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment Nos. 110 & 113.

(21)

Code of Ethics, dated June 30, 2022, adopted by Neuberger Berman Investment Advisers, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund and Strategic Advisers U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment Nos. 118 & 121.

(22)

Code of Ethics, dated July 2021, adopted by New York Life Investment Management Holdings LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment Nos. 116 & 119.

(23)

Code of Ethics, dated November 22,2021 adopted by Pacific Investment Management Company LLC (PIMCO) pursuant to Rule 17j-1, on behalf of Strategic Advisers Alternatives Fund, Strategic Advisers Core Income Fund and Strategic Advisers U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment Nos. 118 & 121.

(24)

Code of Ethics, dated January 2023, adopted by PineBridge Investments LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund and Strategic Advisers U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment Nos. 119 & 122.

(25)

Code of Ethics, dated May 2018, adopted by Portolan Capital Management, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers U.S. Total Stock Fund is incorporated herein by reference to Exhibit (p)(20) of Post-Effective Amendment Nos.96 & 99.

(26)

Code of Ethics, dated February 1, 2023, adopted by Principal Global Investors, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund and Strategic Advisers U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (p)(26) of Post-Effective Amendment Nos. 119 & 122.

(27)

Code of Ethics, dated May 3, 2019, adopted by Prudential Investment Management, Inc. (currently known as PGIM) pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund and Strategic Advisers Income Opportunities Fund is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment Nos. 102 & 105.

(28)

Code of Ethics, dated March 2023, adopted by River Road Asset Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (p)(28) of Post-Effective Amendment Nos. 119 & 122.

(29)

Code of Ethics, adopted by Robeco Investment Management, Inc. (currently known as Boston Partners Global Investors, Inc.) pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund and Strategic Advisers U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment Nos. 42 & 45.

(30)

Code of Ethics, dated June 2021, adopted by Schroder Investment Management North America Inc. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (p)(29) of Post-Effective Amendment Nos. 116 & 119.

(31)

Code of Ethics, dated February 1, 2023, adopted by T. Rowe Price Group, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisers Municipal Bond Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Tax-Sensitive Short Duration Fund, and Strategic Advisers U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (p)(32) of Post-Effective Amendment Nos. 119 & 122.

(32)

Code of Ethics, dated June 27, 2022, adopted by TCW pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (p)(33) of Post-Effective Amendment Nos. 118 & 121.

(33)

Code of Ethics, dated March 25, 2022, adopted by Thompson, Siegel & Walmsley, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (p)(34) of Post-Effective Amendment Nos. 118 & 121.

(34)

Code of Ethics, dated September 21,2022, adopted by Wellington Management Company LLP, pursuant to Rule 17-j1, on behalf of Strategic Advisers International Fund and Strategic Advisers Large Cap Fund is incorporated herein by reference to Exhibit (p)(36) of Post-Effective Amendment Nos. 119 & 122.

(35)

Code of Ethics, dated, 2018, adopted by Wells Capital Management Inc. (WellsCap)(currently known as Allspring Global Investments, LLC), pursuant to Rule 17j-1, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund is incorporated herein by reference to Exhibit (p)(31) of Post-Effective Amendment Nos. 96 & 99.

(36)

Code of Ethics, dated June, 2021, adopted by Western Asset Management Company, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (p)(36) of Post-Effective Amendment Nos. 116 & 119.

(37)

Code of Ethics, dated July 31, 2018, adopted by William Blair & Company, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund and Strategic Advisers U.S. Total Stock Fund is incorporated herein by reference to Exhibit (p)(32) of Post-Effective Amendment Nos. 96 & 99.

Item 29.

Persons Controlled by or Under Common Control with the Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company LLC, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

The Trust through Strategic Advisers Alternatives Fund, a separate series of the Trust, wholly owns and controls the Strategic Advisers Alternatives Fund Cayman Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included, on a consolidated basis, in the Strategic Advisers Alternatives Fund’s annual and semi-annual reports to shareholders.

Item 30.

Indemnification

Pursuant to Del. Code Ann. title 12 § 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company LLC (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Advisors

(1) STRATEGIC ADVISERS LLC

Strategic Advisers LLC serves as investment adviser to and provides investment supervisory services to individuals, banks, thrifts, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business organizations, and provides a variety of publications on investment and personal finance.  Strategic Advisers LLC may also provide investment advisory services to other investment advisers.  The directors and officers of have held the following positions of a substantial nature during the past two fiscal years.

Peter Brian Enyeart	President and Director (2022).
Wilfred Chilangwa	Vice President of Strategic Advisers LLC.
Barry J. Golden	Vice President of Strategic Advisers LLC.
David Coyne	Director.
Scott B. Kuldell	Senior Vice President of Strategic Advisers LLC.
James Gryglewicz	Compliance Officer of SelectCo and Strategic Advisers LLC. Previously served as Chief Compliance Officer of Strategic Advisers LLC.
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Brian C. McLain	Assistant Secretary Strategic Advisers LLC. Previously served as Assistant Secretary of Fidelity Distributors Corporation (FDC).
John A. Stone	Chief Investment Officer (2022). Previously served as Vice President of Strategic Advisers LLC.
Stephanie Caron	Chief Operating Officer.
Lisa D. Krieser	Assistant Secretary Fidelity Management & Research Company LLC and Fidelity Distributors Company LLC, Secretary FMR Capital, Inc and Strategic Advisers LLC (2022).
Catherine Pena	Chief Investment Officer (2023).
Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Michael Shulman

Assistant Treasurer Fidelity Distributors Company LLC (FDC) (2022), Fidelity Diversifying Solutions LLC (2022), FIMM (2022), Fidelity Management & Research Company LLC (2023), FMR LLC (2023), FMR Capital, Inc. (2023), and Strategic Advisers LLC (2023); Executive Vice President, Tax of FMR LLC (2023).

Richard Compson	Director (2023).

(2)

FIAM, LLC (FIAM)

The directors and officers of FIAM, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Martin McGee	Director and Chief Financial Officer.
William Irving	President of FDS (2023) and FIAM (2023), and Director of FDS (2023) and FIAM (2023).
Casey M. Condron	Director, Head of FIAM Institutional Client Group.
Ian Baker	Senior Vice President.
Horace Codjoe	Vice President.
Christian G. Pariseault	Director (2022).
Thomas Vercillo	Treasurer (2024).
Joseph Benedetti	Secretary of FIAM and Assistant Secretary of FDS (2022).
Brian C. McLain	Assistant Secretary Strategic Advisers LLC. Previously served as Assistant Secretary of Fidelity Distributors Corporation (FDC).
John Bertone	Assistant Secretary.
Kimberly L. Perry	Director.
Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

(3) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Sharon Yau Lecornu	Chief Executive Officer of FMR H.K., Executive Director of FMR H.K., Director of Investment Services – Asia, and Director of FMR H.K.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
James Lenton	Director of FMR H.K. (2023).
Adrian James Tyerman	Compliance Officer FMR H.K. and FMR UK, Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

 (4) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan; Executive Vice President SelectCo, LLC.
Nathaniel Norr Salter	Director of FMR Japan (2023).
Rieko Hirai	Director of FMR Japan.
Kan Man Wong	Director of FMR Japan.
Kirk Roland Neureiter	Director of FMR Japan.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Koichi Iwabuchi	Statutory Auditor of FMR Japan; Previously served as Compliance Officer of FMR Japan.
Kenji Kanemasu	Compliance Officer of FMR Japan (2023).
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(5) FMR INVESTMENT MANAGEMENT (UK) LIMITED (FMR UK)

FMR UK provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	Director FMR Investment Management (UK) Limited.
Kyle Johnson	Director of FMR UK (2024).
Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Jean-Philippe Provost	Director FMR Investment Management (UK) Limited (2023).
Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

 (6) FIL INVESTMENT ADVISORS (FIA)

The directors and officers of FIA have held the following positions of a substantial nature during the past two fiscal years.

Adam Haylock (FIA)	Chief Information Security Officer
Adam Outerbridge (FIA)	Director
Adrian Lam (FIA)	SFC Emergency Contact and Compliance Officer
Andrew McCaffery (FIA UK)	Director
Angel Law (FIA)	HK Emergency Contact and Complaints Officer
Deborah Speight (FIA)	Director
Derek Young (FIJ)	Director, President and Representative Director
Edward Harley (FIAUK)	Chief Compliance Officer
Hiromi Wada (FIJ)	Director
Jacky Chan (FIA)	HK Money Laundering Reporting Officer
Katrina Nusum (FIA)	Director
Keira Petty	AML/ATF Compliance and Reporting Officer
Kimberly Smart (FIJ)	Statutory Auditor
Lydia Li (FIJ)	Director
Malcolm Palmer (FIA UK)	Director
Maria Abbonizio (FIA UK)	Director
Martin Dropkin (FIA)	Director
Matthew Hygate (FIJ)	Executive Officer
Matthew Quaife (FIA)	Director
May Huimei Li (FIJ)	Director
May Li (FIA)	FIA HK Authorized Representative
Mitsuhide Niimura	Executive Officer
Miyuki Kashima (FIJ)	Director & Deputy President
Naomi Tsuru (FIJ)	Executive Officer
Nobuyuki Maeoka (FIJ)	Director
Richard McBrearty (FIA)	Director
Rohit Mangla (FIA)	Chief Compliance Officer
Romain Boscher (FIA UK)	Director
Rosalie Powell (FIA)	Company Secretary
Roy Chan (FIA)	Deputy HK Money Laundering Reporting Officer
Stacey Ramsay (FIA)	Director
Tetsuro Kubo (FIJ)	Chief Compliance Officer and Executive Officer
Victoria Kelly (FIA UK)	Director

 (7) FIL INVESTMENT ADVISORS (UK) LIMITED (FIA(UK))

The directors and officers of FIA(UK) have held the following positions of a substantial nature during the past two fiscal years.

Andrew McCaffery	Director of FIA(UK).
Victoria Kelly	Director of FIA(UK).
Maria Abbonizio	Director of FIA(UK).
FIL Investment Management Limited	Director of FIA(UK) (2022).
Company Secretary of FIA(UK).

 (8) GEODE CAPITAL MANAGEMENT, LLC (Geode)

Geode serves as investment adviser to a number of other investment companies AND OTHER ACCOUNTS.  Geode may also provide investment advisory services to other investment advisers.  The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

Alok Kapoor	Director
Arlene Rockefeller	Director
David Lane	President and Chief Executive Officer
Eric Roiter	Director
Franklin Corning Kenly	Director
Gerard McGraw	Director
Jeffrey S. Miller	Chief Operating Officer
Jennifer Uhrig	Director
Matthew Nevins	General Counsel
Michael Ciccone	Chief Compliance Officer
Michael Even	Director
Philip Bullen	Director
Sorin Codreanu	Chief Financial Officer
Thomas Sprague	Director

 (9)

ACADIAN ASSET MANAGEMENT, LLC

The directors and officers of Acadian Asset Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Alexandre Voitenok	SVP, Director, Portfolio Construction and Implementation/Executive Committee Member
Brendan Bradley	CIO, Execuitve Committee member
Charmaine Catania	SVP, Chief Financial Officer, Executive Committee member
James Crumlish	SVP, CIO, Executive Committee member
Kelly Young	EVP, Chief Marketing Officer, Executive Committee member
Marlene Shaw	SVP, Director, Americas Relationship Management/Executive Committee Member
Melody Huang	Manager
Mike Brewer	SVP, Global Director, Human Resources, Executive Committee member
Richard Hart	Manager
Ross Dowd	CEO, Member of Board of Managers
Ryan Taliaferro	SVP, Director, Investment Strategies/Executive Committee Member
Scott Dias	SVP, CCO, General Counsel, Executive Committee member
Surender Rana	Manager
Ted Noon	SVP, Director, Americas Client Group, Executive Committee member

 (10)

ALLIANCEBERNSTEIN L.P.

The directors and officers of AllianceBernstein L.P. have held, during the past two fiscal years, the following positions of a substantial nature.

Bill Siemers	Interim Chief Financial Officer
Charles G. T. Stonehill	Director – AllianceBernstein Corporation (and Director - Equitable Holdings, Inc.; Founding Partner - Green & Blue Advisors LLC)
Daniel G. Kaye	Director - AllianceBernstein Corporation (and Director - Equitable Holdings, Inc.)
Das Narayandas	Director - AllianceBernstein Corporation (and Professor of Business Administration at Harvard Business School)
Jeffrey J. Hurd	Director – AllianceBernstein Corporation
Joan Lamm-Tennant	Chairman of the Board - AllianceBernstein Corporation
Karl Sprules	Chief Operations Officer
Kristi A. Matus	Director - AllianceBernstein Corporation (and Director - Equitable Holdings, Inc., Equitable Financial Life Insurance Company)
Mark Pearson	Director - AllianceBernstein Corporation (and Director, President and CEO - Equitable Holdings, Inc.)
Nella Domenici	Director – AllianceBernstein Corporation
Nicholas Lane	Director – AllianceBernstein Corporation (and President - Equitable; Senior Exec VP and Head of US Life, Retirement and Wealth Mgmt - Equitable Holdings, Inc.)
Seth Bernstein	President and Chief Executive Officer and Director - AllianceBernstein Corporation
Todd Walthall	Director – AllianceBernstein Corporation

(11)

ALLSPRING GLOBAL INVESTMENTS, LCC

The directors and officers of Allspring Global Investments, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Francis Jon Baranko	President, Chief Investment Officer - Global Fundamental Investments
Jennifer Grunberg	Chief Compliance Officer
Joseph Sullivan	Manager-Allspring Global Investments Holdings, LLC
Molly McMillin	Chief Financial Officer; Manager-Allspring Global Investments Holdings, LLC
Sallie Squire	Chief Operating Officer; Manager-Allspring Global Investments Holdings, LLC

(12)

ARISTOTLE CAPITAL MANAGEMENT, LLC

The directors and officers of Aristotle Capital, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Catalina Llinas	Co-Chief Investment Officer
Gary Lisenbee	Vice Chairman
Howard Gleicher	CEO and Chief Investment Officer
John Quan	Chief Technology Officer
Kim St. Hilaire	Managing Director, Operations & Trading
Michelle Gosom	Chief Compliance Officer
Nancy Scarlett	Chief Risk Officer
Richard S. Hollander	Chairman
Richard Schweitzer	Chief Financial Officer & Chief Operating Officer
Robert Womack	Chief Innovation Officer
Sona Chandwani	Chief Administrative Officer
Steve Borowski	President

(13)

ARROWMARK COLORADO HOLDINGS, LLC

The directors and officers of ArrowMark Colorado Holdings, LLC, have held, during the past two fiscal years, the following positions of a substantial nature.

Blake Rice	General Counsel
Brian Schaub, CFA	Partner, Portfolio Manager
Chad Meade	Partner, Portfolio Manager
Chris Dunne	Managing Director, Investor Relations
David Corkins	Partner, Portfolio Manager
Kaelyn Abrell	Partner, Analyst
Karen Reidy, CFA	Partner, Portfolio Manager
Kirk Reid	Chief Operating Officer
Rick Grove	CCO
Robin Beery	Head of Distribution
Sanjai Bhonsle	Partner, Portfolio Manager

 (14)

 ARROWSTREET CAPITAL, LIMITED PARTNERSHIP

The directors and officers of Arrowstreet Capital, Limited Partnership have held, during the past two fiscal years, the following positions of a substantial nature.

Anthony Ryan	Chief Executive Officer, Executive Director
Bruce Clark	Non-Executive Director
Derek Vance	Chief Investment Officer, Executive Director
Eric C. Burnett	General Counsel
Helen Crossen	Non-Executive Director
John Y. Campbell	Non-Executive Director
Kimberly Kelley	Chief Compliance Officer
Nirali Maniar Gandhi	Chief Financial Officer
Peter Rathjens	Member of Investment Team, Executive Director
Sarah Fromson	Non-Executive Director
Tuomo Vuolteenaho	Non-Executive Director

(15)

 BLACKROCK

The directors and officers of BlackRock have held, during the past two fiscal years, the following positions of a substantial nature.

Ally Peters	Chief Financial Officer & Chief Operating Officer - BlackRock (Singapore) Limited
BlackRock Company Secretarial Services (UK) Limited	Secretary - BlackRock International Limited
Charles Park	Chief Compliance Officer - BlackRock Investment Management, LLC
Christian Clausen	Director - BlackRock International Limited
Christopher J. Meade	General Counsel, Chief Legal Officer and Senior Managing Director - BlackRock Investment Management, LLC
Damien Mooney	Officer - BlackRock (Singapore) Limited
Deborah Ho	Chief Executive Officer & Director - BlackRock (Singapore) Limited
Ed Fishwick	Director - BlackRock International Limited
Eleanor de Freitas	Director - BlackRock International Limited
Graham Turl	Chief Legal Officer - BlackRock (Singapore) Limited
Gregor Carle	Officer - BlackRock (Singapore) Limited
James Charrington	Director - BlackRock International Limited
James Edward Fishwick	Chief Revenue Officer - BlackRock International Limited
Justin Ferrier	Officer - BlackRock (Singapore) Limited
Laurence Fink	Chief Executive Officer - BlackRock Investment Management, LLC
Margaret Young	Director - BlackRock International Limited
Martin B. Cook	Officer - BlackRock (Singapore) Limited
Martin Small	Chief Financial Officer and Senior Managing Director - BlackRock Investment Management, LLC
Neeraj Seth	Director - BlackRock (Singapore) Limited
Nicholas Gibson	Chief Compliance Officer and Managing Director - BlackRock International Limited
Patrick Leung	Director - BlackRock (Singapore) Limited
Philippe Matsumoto	Treasurer and Managing Director - BlackRock Investment Management, LLC
R. Andrew (Andy) Damm	Chief Revenue Officer - BlackRock International Limited
R. Andrew Dickson III	Secretary - BlackRock Investment Management, LLC
Rachel Lord	Chief Executive Officer & Director - BlackRock International Limited
Robert Goldstein	Chief Operating Officer and Senior Managing Director - BlackRock Investment Management, LLC
Robert Kapito	President - BlackRock Investment Management, LLC
Sarah Percy-Dove	Officer & Director - BlackRock (Singapore) Limited
Stacey Mullin	Chief Operating Officer & Director - BlackRock International Limited
Susan Chan	Officer - BlackRock (Singapore) Limited
Toby Ritch	Managing Director - BlackRock (Singapore) Limited

(16)

BOSTON PARTNERS GLOBAL INVESTORS, INC (Formerly ROBECO INVESTMENT MANAGEMENT, INC.)

The directors and officers of Robeco Investment Management, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

David Van Hooser	Director
Gilbert O.J. Van Hassel	Director
Greg Varner	CFO
Jeffrey A. Finley	Director
Joseph Feeney, CFA	Director, CEO
Kenneth Lengieza	CCO
Mark Donovan, CFA	Director
Mark Kuzminskas	Chief Operating Officer (COO)
Stan Koyanagi	Director, Chairperson of the Board of Directors
William Butterly, III, Esq.	General Counsel, Secretary

(17)

 BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC.

The directors and officers of Brandywine Global Investment Management, LLC. have held, during the past two fiscal years, the following positions of a substantial nature.

Adam B. Spector	Elected Manager
Anujeet Sareen	Senior Managing Director
Christopher D. Marzullo	General Counsel and Chief Compliance Officer
David F. Hoffman	Senior Managing Director and Co- Executive Board Chairman
Henry F. Otto	Senior Managing Director
Jed A. Plafker	Elected Manager
Mark P. Glassman	Chief Administrative Officer
Matthew Nicholls	Elected Manager
Patrick S. Kaser	Senior Managing Director
Richard Lawrence	Senior Managing Director
Steven M. Tonkovich	Senior Managing Director
Susan B. Wilchusky	Senior Managing Director and Co- Executive Board Chairman
Theodore W. Fetter	Senior Managing Director

(18)

CAUSEWAY CAPITAL MANAGEMENT, LLC. (Causeway)

The directors and officers of Causeway have held, during the past two fiscal years, the following positions of a substantial nature.

Daniel Pham	Chief Financial Officer
Dawn M. Vroegop	Independent Manager of Board of Managers of Causeway’s parent holding company
Gracie Varras Fermelia	Chief Operating Officer, member of Board of Managers of Causeway’s parent holding company
Harry William Hartford	President, Portfolio Manager, member of Board of Managers of Causeway’s parent holding company
Kurt J. Decko	Chief Compliance Officer / General Counsel
Sarah Hotchkis Ketterer	Chief Executive Officer, Portfolio Manager, member of Board of Managers of Causeway’s parent holding company

(19)

CLARIVEST ASSET MANAGEMENT LLC

The directors and officers of Clarivest Asset Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Charles M. Edwards	Manager
David Raymond Vaughn	CIO NonU.S. and Global Strategies, Member
Ed Rick	Manager
Eric Wilwant	Manager
Jeff A. Jacobson	Chief Financial Officer, Chief Operations Officer
Matthew Orton	Manager
Rebecca Ellis	Chief Compliance Officer
Tiffany Ann Ayres	President and General Counsel Member
Todd Nathan Wolter	CIO U.S. and Alternative Strategies, Member

(20)      D.E. Shaw Investment Management LLC

The directors and officers of D.E. Shaw Investment Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Alexis Halaby	Member of DESIM’s Executive Committee; Head of Investor Relations of the D. E. Shaw group
Christopher Zaback	Chief Financial Officer of the D. E. Shaw group
David Sweet	Co-General Counsel of the D. E. Shaw group
Eddie Fishman	Member of DESIM’s Executive Committee; Chief Operating Officer of the D. E. Shaw group
Martin Lebwohl	Co-General Counsel of the D. E. Shaw group
Max Stone	Member of DESIM’s Executive Committee
Mike Lewkonia	General Counsel of DESIM
Nathan Thomas	Chief Compliance Officer of the D. E. Shaw group
Ruvim Breydo	Member of DESIM’s Executive Committee; Chief Investment Officer of DESIM; and Portfolio Manager
Ted MacDonald	Chief Risk Officer of the D. E. Shaw group
Yevgenia Zemlyakova	Chief Operating Officer of DESIM

(21)

Delaware Investments Fund Advisers

The directors and officers of Delaware Investments Fund Advisers, have held, during the past two fiscal years, the following positions of a substantial nature.

Aaron Buser	Assistant Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Aaron D. Young	Vice President/Portfolio Manager/Associate Director
Adam H. Brown	Senior Vice President/Senior Portfolio Manager/Division Director
Alex Kozhemiakin	Senior Vice President/Head of Emerging Markets Debt/Division Director
Alexander Alston	Senior Vice President/Co-Head of Private Placements/Division Director
Andrew McEvoy	Vice President/Associate Director of US Transaction Management/Associate Director
Anthony G. Ciavarelli	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director
Antoinette Robbins	Senior Compliance Officer/Senior Manager
Antony Clubb	Authorized Signer
Augustus Baliulis	Assistant Vice President/Associate General Counsel/Assistant Secretary/Senior Manager
Barry Klein	Assistant Vice President/Senior Equity Analyst/Associate Director
Bernard Holst Jr.	Assistant Vice President/Head of US SMA Trade Operations/Associate Director
Brad Frishberg	Senior Vice President/Chief Investment Officer, Global Listed Infrastructure/Division Director
Bradley P. Klapmeyer	Senior Vice President/Senior Portfolio Manager/Division Director
Carleen Michalski	Senior Vice President/Head of Global Product Development/Division Director
Catherine DiValentino	Vice President/Associate General Counsel/Associate Director
Damian Deile	Assistant Vice President/Head of US SMA Operations and Accounting/Associate Director
Daniel C. Scherman	Senior Vice President/Head of Equity Risk Analysis Group/Division Director
Daniel V. Geatens	Senior Vice President/Head of US Fund Administration/Division Director
Daniela Mardarovici	Senior Vice President/Co-Head of US Multisector/Fixed Income/Division Director
David F. Connor	Senior Vice President/General Counsel, Public Investments Americas/Secretary/Division Director
Debra J. Lenzner	Assistant Vice President/Head of Legal Administration Manager
Derek L. Hamilton	Seior Vice President/Economist/Division Director
Douglas Hayes	Assistant Vice President/Equity Analyst/Senior Manager
Douglas K. Briggs	Vice President/WDR Consultant
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Emilia P. Wang	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director
Erik R. Becker	Senior Vice President/Senior Portfolio Manager/Division Director
Francis Magee	Vice President/Associate Director US Fund Administration/Associate Director
Francis X. Morris	Executive Vice President/Chief Investment Officer, Core Equity/Executive Director
Gilbert C. Scott	Senior Vice President/Director of Ivy Equity Research/Division Director
Gregory A. Gizzi	Executive Vice President/Head of US Fixed Income and Municipal Bonds/Executive Director
Illysse Pratter	Senior Vice President/Chief of Staff-MAM, Public Investments/Division Director
Iris Allende-Matir	Authorized Signer
J. David Hillmeyer	Executive Vice President/Head of Global and Multi-Asset Credit/Executive Director
Jackie Oancea	Authorized Signer
James Gray	Senior Vice President of Taxation/Division Director
James L. Hinkley	Senior Vice President/Head of Special Projects/Division Director
Jamie Marley	Senior Vice President of Taxation/Division Director
Joel A. Ettinger	Vice President/Taxation/Associate Director
John C. Van Roden III	Senior Vice President/Senior Portfolio Manager/Division Director
John Felts	Authorized Signer
John Leonard	Executive Vice President/Global Head of Equities/Executive Director
John P. McCarthy	Senior Vice President/Senior Portfolio Manager/Division Director
Joseph A. Fiorilla	Vice President/Head of US Trading Operations/Associate Director
Joseph Zalewski	Vice President/Senior Credit Analyst-Distressed Debt/Associate Director
Kalvin Wang	Authorized Signer
Kashif Ishaq	Senior Vice President/Senior Portfolio Manager/Division Director
Kathryn R. Williams	Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director
Kevin Lee	Authorized Signer
Kishor K. Daga	Vice President/Associate Director of US Portfolio Administration/Associate Director
Lauren Weintraub	Vice President/Senior Equity Trader/Senior Manager
Liu-Er Chen	Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare/Division Director
Liv Wang	Authorized Signer
Mansur Z. Rasul	Senior Vice President/Senior Portfolio Manager/Associate Director
Michael E. Dresnin	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director
Michael F. Capuzzi	Senior Vice President/US Chief Operating Officer/Division Director
Michael Kopfler	Senior Vice President/Global Head of Equity Trading/Division Director
Michael McGowan	Authorized Signer
Michael Q. Mahoney	Senior Vice President/DD, TA & Intermediary Services/Division Director
Nathan A. Brown	Senior Vice President/Senior Portfolio Manager/Division Director
Neil Siegel	Executive Vice President/Chief Marketing Officer, MAM/Executive Director
Nik Lalvani	Senior Vice President/Team Lead-Large Cap Value/Division Director
Ollie O’Heaghra	Authorized Signer
Paul Bothner	Authorized Signer
Peter Mack	Authorized Signer
Philip A. Shipp	Assistant Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director
Richard Stevens	Authorized Signer
Robert Wolfangel	Senior Vice President/Division Director
Roger Cartwright	Authorized Signer
Ron Rabkin	Senior Vice President of Taxation/Division Director
Ross Oklewicz	Assistant Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Sandy Lenoir	Anti-Money Laundering Officer/Division Director
Sarah Davison	Authorized Signer
Shawn K. Lytle	President/Global Head of Public Investments/Executive Director
Simon M. Flaim	Authorized Signer
Sonny Dinh	Authorized Signer
Stephen Healy	Authorized Signer
Stephen Hoban	Vice President/Chief Financial Officer/Treasurer/Associate Director
Stephen J. Busch	Senior Vice President/Managing Director, Investments Business Management/Division Director
Steven Zeng	Authorized Signer
Susan L. Natalini	Senior Vice President/Chief Operating Officer Equities/Division Director
Terrance M. O’Brien	Senior Vice President/US Head of Quantitative and Markets Research/Division Director
Thomas Ashley-Smith	Authorized Signer
Tia Smith	Authorized Signer
William Speacht	Senior Vice President/Chief Compliance Officer/Division Director
Wojciech M. Maziarz	Authorized Signer

(22)

GW&K Investment Management, LLC

The directors and officers of GW&K Investment Management, LLC, have held, during the past two fiscal years, the following positions of a substantial nature.

Alexandra Lynn (AMG)	Chief Administrative Officer (AMG)
Daniel L. Miller, CFA (GW&K)	Partner, Director, Equities (GW&K)
David C. Ryan (AMG)	Director (AMG)
David J. Rouse (GW&K)	Principal, Chief Compliance Officer (GW&K)
David M. Billings (AMG)	General Counsel and Secretary (AMG)
Dwight D. Churchill (Board Chair) (AMG)	Director (AMG)
Félix V. Matos Rodríguez (AMG)	Director (AMG)
Garret Weston (AMG)	Managing Director – Co-Head of Affiliate Engagement, Distribution (AMG)
Harold G. Kotler, CFA (GW&K)	Founder-Chairman, Chief Investment Officer (GW&K)
Jay C. Horgen (AMG)	Director (AMG)
Jay C. Horgen (AMG)	President and Chief Executive Officer (AMG)
Jeffrey W. Thibault, CFA (GW&K)	Partner, Equity Portfolio Manager (GW&K)
John B. Fox, CFA (GW&K)	Partner, Co-Director, Fixed Income (GW&K)
John Erickson (AMG)	Managing Director – Co-Head of Affiliate Engagement (AMG)
Karen L. Alvingham (AMG)	Director (AMG)
Lewis Collins (GW&K)	Partner, General Counsel (GW&K)
Martin R. Tourigny, CFA (GW&K)	Partner, Municipal Bond Portfolio Manager (GW&K)
Michael J. Clare (GW&K)	Partner, Director, Institutional (GW&K)
Reuben Jeffery III (AMG)	Director (AMG)
Riz Jamal (AMG)	Managing Director, Head of Affiliate Investments (AMG)
T. Williams Roberts III (GW&K)	Co-Chief Executive Officer (GW&K)
Thomas F.X. Powers (GW&K)	Co-Chief Executive Officer (GW&K)
Thomas M. Wojcik (AMG)	Chief Financial Officer (AMG)
Tracy A. Atkinson (AMG)	Director (AMG)
Tracy P. Palandjian (AMG)	Director (AMG)

(23)

J.P. MORGAN INVESTMENT MANAGEMENT INC.

The directors and officers of J.P. Morgan Investment Management Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Bonanno, Peter, Victor	GENERAL COUNSEL, ASSET MANAGEMENT
Donohue, John, Thomas	DIRECTOR/PRESIDENT/CEO/HEAD OF GLOBAL LIQUIDITY
Dowd, Joy, Catherine	DIRECTOR
Gatch, George, Crosby White	DIRECTOR/CHAIRMAN
Hesse, Benjamin, A	DIRECTOR/CHIEF FINANCIAL OFFICER/TREASURER
Laskowitz, Jedediah Isiah, M	HEAD OF GLOBAL ASSET MANAGEMENT SOLUTIONS
Lisher, Andrea, L	DIRECTOR/HEAD OF AMERICAS, CLIENT
Manghillis, Katherine, Gail	SECRETARY
Michele, Robert, Charles	DIRECTOR/HEAD OF GLOBAL FIXED INCOME, CURRENCY & COMMODITIES
Oliva, John, L	CHIEF COMPLIANCE OFFICER
Pil, Anton, Cyriel	DIRECTOR/HEAD OF GLOBAL ALTERNATIVES
Powell, Andrew, Richard	DIRECTOR/AM CAO/HEAD OF GLOBAL CLIENT SERVICE/SENIOR BUSINESS MANAGER
Quinsee, Paul, Anthony	DIRECTOR/HEAD OF GLOBAL EQUITIES

(24)

LOOMIS, SAYLES & COMPANY, L.P.

The directors and officers of Loomis, Sayles & Company, L.P have held, during the past two fiscal years, the following positions of a substantial nature.

Aziz V. Hamzaogullari	Director, Executive Vice President, Chief Investment Officer of the Growth Equity Strategies Team, and Portfolio Manager
Daniel J. Fuss, CFA, CIC	Vice Chairman of the Board of Directors, Executive Vice President, and Portfolio Manager
David Giunta	Director, Chief Executive Officer of Natixis Investment Managers US and Canada
David Waldman	Director, Executive Vice President, Deputy Chief Investment Officer
Donald P. Ryan	Vice President, Chief Compliance Officer, and Counsel
Elaine M. Stokes	Director, Executive Vice President, Portfolio Manager, and Co-Head of the Full Discretion Team
Estelle H. Burton	Controller
Gregory B. Woodgate	Vice President and Treasurer
John R. Gidman	Director, Executive Vice President, and Chief Operating Officer
Kevin P. Charleston	Chairman of the Board of Directors, Chief Executive Officer and President
Kinji Kato	Honorary Chairman, Natixis Investment Managers Japan
Matthew J. Eagan	Director, Executive Vice President, and Portfolio Manager
Maurice Leger	Director, Executive Vice President, and Director of Product Management and Strategic Planning
Rebecca Radford	Executive Vice President, General Counsel
Richard G. Raczkowski	Director, Executive Vice President, Portfolio Manager, and Co-Head of the Relative Return Team
Susan Sieker	Executive Vice President and Chief Financial Officer

(25)

LSV ASSET MANAGEMENT

The directors and officers of LSV Asset Management have held, during the past two fiscal years, the following positions of a substantial nature.

Bala Ragothaman	CTO
Josef Lakonishok	CEO/CIO
Josh O'Donnell	CLO/CCO/CRO
Kevin Phelan	COO

(26)

MacKay Shields, LLC

The directors and officers of MacKay Shields, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Alain Karaoglan	Member of Board of Managers
Andrew Susser	Executive Managing Director, Head of High Yield
Anthony Malloy	Member of Board of Managers
Chris Fitzgerald	Chief Compliance Officer
Dale Sang	Senior Managing Director, Chief Technology & Operations Officer
Frank Harte	Member of Board of Managers
Jeffrey Phlegar	Chief Executive Officer, Chairman of Board of Managers
John Akkerman, CFA, CAIA	Executive Managing Director, Global Head of Distribution
John Loffredo	Vice Chairman, Executive Managing Director, Co- Head of Municipals
Kirk Lehneis	Member of Board of Managers
Michael Corker	Senior Managing Director, Chief Financial Officer
Michael DePalma	Senior Managing Directors, Portfolio Managers and Co-Heads of Global Fixed Income
Naim Abou-Jaoude	Member of Board of Managers
Neil Moriarty	Senior Managing Directors, Portfolio Managers and Co-Heads of Global Fixed Income
Rene Bustamante	Executive Managing Director, Chief Administrative Officer
Robert DiMella	Executive Managing Director, Co- Head of Municipals
Young Lee	Senior Managing Director, General Counsel

 (27)

MFS Investment Management

The directors and officers of MFS Investment Management have held, during the past two fiscal years, the following positions of a substantial nature.

Amanda S. Mooradian	Assistant Secretary
Amrit Birsingh Kanwal	Executive Vice President; Chief Financial Officer
Anne Marie Bernard	EVP and Chief Human Resources Officer
Carol W. Geremia	Director, President and Head of Global Distribution
Colm J. Freyne	Director
Daniel W. Finegold	Assistant Secretary
Edward M. Maloney	EVP and CIO
Heidi W Hardin	Executive Vice President, General Counsel and Secretary
Jacques Goulet	Director
Jessica Howell	Assistant Secretary
Jonathan N. Aliber	EVP and Chief Technology Officer
Joseph A. Zelic	Tax Officer and Assistant Treasurer
Kevin D. Strain	Director
Linda Dougherty	Director
Mark A. Leary	Executive Vice President; Senior Adviser
Melissa J. Kennedy	Director
Michael William Roberge	Director, Chairman of the Board, Chairman and Chief Executive Officer
Michelle Thompson-Dolberry	EVP and Chief Diversity, Equity and Inclusion Officer
Mitchell C. Freestone	Assistant Secretary
Rosa Licea-Mailloux	Chief Compliance Officer
Scott Chin	Treasurer
Stephen C. Peacher	Director

(28)    Neuberger Berman Investment Advisers LLC

The directors and officers of Neuberger Berman Investment Advisers LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew Komaroff	Executive Vice President and Chief Operating Officer
Ashok Batia	Co-CIO, Fixed Income
Beryl Lou	Head of Investment Engineering and Vice President
Brad Cetron	Chief Compliance Officer, Head of Compliance for Neuberger Berman and Managing Director
Bradley Tank	President - Fixed Income, Co-CIO - Fixed Income
Douglas Kramer	Head of Institutional Equity and Multi-Asset and Managing Director
George Walker	Chairman of the Board and Chief Executive Officer
Heather Zuckerman	Executive Vice President, Chief of Staff and Secretary
Irina Babushkina	Chief Administrative Officer - Global Research and Senior Vice President
Jacques Lilly	Executive Vice President and Head of Corporate Development
Joseph Amato	President - Equities, CIO - Equities
Kenneth deRegt	Chief Operating Officer - Fixed Income and Managing Director
Lee Anthony Viola	Controller and Managing Director
Michael Chinni	Treasurer and Senior Vice President
Patrick Deaton	Chief Operating Officer - Alternatives and Managing Director
Paul Lanks	Chief Operating Officer - Private Wealth
William Arnold	Executive Vice President and Chief Financial Officer

(29)

PGIM

The directors and officers of PGIM (Formerly Prudential Investment Management, Inc.) have held, during the past two fiscal years, the following positions of a substantial nature.

AMABILE, RAIMONDO (PGIM, Inc.)	CO-CHIEF EXECUTIVE OFFICER & GLOBAL CHIEF INVESTMENT OFFICER, PGIM REAL ESTATE
BUTLER, JONATHAN, PAUL (PGIM Limited)	MANAGING DIRECTOR, DIRECTOR
COLLINET-ADLER, ERIC, BERNARD (PGIM, Inc.)	PRESIDENT AND CHIEF EXECUTIVE OFFICER, PGIM PRIVATE ALTERNATIVES
CRAIN, ANDREW, BALLANTYNE (PGIM Limited)	VICE PRESIDENT, EMEA CHIEF COMPLIANCE OFFICER
DAWREEAWOO, BATOOLAH (PGIM Limited)	CHIEF LEGAL OFFICER
Douglass, Mathew, Robert (PGIM, Inc.)	SENIOR MANAGING DIRECTOR, VICE PRESIDENT
EARNST, CHAD, ALAN (PGIM, Inc.)	VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER, PGIM
Farley, Edward, McMurdo (PGIM Limited)	MANAGING DIRECTOR AND HEAD OF EUROPEAN INVESTMENT GRADE
FIALCOWITZ, MAUREEN, BAKER (PGIM, Inc.)	VICE PRESIDENT AND CHIEF LEGAL OFFICER, PGIM
FINNERTY, JENNIFER, MARIE (PGIM Limited)	RISK MANAGER
FRESSON, MARK, GERALD (PGIM Limited)	VICE PRESIDENT, DIRECTOR
HUNT, DAVID, ALEXANDER (PGIM, Inc.)	CHAIRMAN, DIRECTOR, PRESIDENT & CEO PGIM
HYAT, TAIMUR (PGIM, Inc.)	CHIEF OPERATING OFFICER, VICE PRESIDENT
LILLARD, MICHAEL, KEITH (PGIM, Inc.)	DIRECTOR, SENIOR MANAGING DIRECTOR, SENIOR VICE PRESIDENT
MALOOLY, DANIEL, JAMES (PGIM Limited)	MANAGING DIRECTOR
MARCUS, CATHERINE (PGIM, Inc.)	CO-CHIEF EXECUTIVE OFFICER AND GLOBAL CHIEF OPERATING OFFICER, PGIM REAL ESTATE
MCMULLEN, SARAH, ELIZABETH (PGIM Limited)	PRINCIPAL AND HEAD OF EMEA CLIENT ADVISORY
MUHLHAUSER, JURGEN (PGIM, Inc.)	DIRECTOR, VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
NICHOLLS, DARREN, EDWARD (PGIM Limited)	RISK MANAGER, DIRECTOR
POLLARD, SUSAN, LEE (PGIM Limited)	HUMAN RESOURCES DIRECTOR
ROSENTHAL, ADAM, M (PGIM Limited)	RISK MANAGEMENT DIRECTOR
SAMSON, ELIZABETH, ANN (PGIM Limited)	VICE PRESIDENT, DIRECTOR
WARREN, STEPHEN, ROBERT (PGIM Limited)	MANAGING DIRECTOR
WEAVER, ALLEN, ARTHUR (PGIM, Inc.)	DIRECTOR, SENIOR MANAGING DIRECTOR & VICE PRESIDENT

(30)      PIMCO

The directors and officers of Pacific Investment Management Company LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew Balls	Managing Director, CIO (Global Fixed Income)
Candice Stack Whitten	Managing Director, Executive Committee
Craig Dawson	Managing Director, Executive Committee
Daniel Ivascyn	Managing Director, Executive Committee, Group CIO
Emmanuel Roman	Managing Director, Executive Committee, CEO
Gregory Hall	Managing Director, Executive Committee
Jason Steiner	Managing Director, Executive Committee
John Kirkowski	Managing Director, CFO
Kimberley Korinke	Managing Director, Executive Committee
Mangala Ananathanarayanan	Managing Director, Executive Committee
Marc Seidner	Managing Director, CIO (Non-traditional Strategies)
Mark Kiesel	Managing Director, CIO (Global Credit)
Mohit Mittal	Managing Director, CIO (Core Strategies)
Nadia Zakir	Managing Director, Global Head of Compliance and CCO
Peter Strelow	Managing Director, Co-COO
Qi Wang	Managing Director, Executive Committee, Chief Investment Officer (Portfolio Implementation)
Robin Shanahan	Managing Director, Co-COO
Sonali Shah Pier	Managing Director, Executive Committee
Thibault Christian Stracke	Managing Director, President, Executive Committee

(31)

PINEBRIDGE INVESTMENTS LLC

The directors and officers of PineBridge Investments LLC. have held, during the past two fiscal years, the following positions of a substantial nature.

Eric Smith	General Counsel
Gregory Ehret	Director and Chief Executive Officer
Michael Karpik	Director and Chief Operating Officer
Pierre Mellinger	President of PineBridge Investments Partners LLC
Tracie Ahern	Director and Chief Financial Officer
William Corson	Chief Compliance Officer

(32)

PORTOLAN CAPITAL MANAGEMENT, LLC

The directors and officers of Portolan Capital Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Betsy Flaherty	Chief Compliance Officer
Christopher Nardone	Chief Financial Officer and Chief Operating Officer
George McCabe	Owner, Chief Investment Officer
Nancy Bonner	Chief Administrative Officer

(33)

PRINCIPAL GLOBAL INVESTORS, LLC

The directors and officers of Principal Global Investors, LLC, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Alfredo Rivera	Director
Amy C. Friedrich	President, Benefits and Protection
Anthony Shea Treadway	Senior Vice President, Benefits & Protection - Head of Distribution
Bethany A. Wood	Executive Vice President and Chief Marketing Officer
Blair C. Pickerell	Director
Brian Ness	Executive Director and Chief Information Officer
Christopher D. Payne	Senior Vice President – Government Relations
Christopher J. Littlefield	President-Retirement and Income Solutions
Clare S. Richer	Director
Claudio N. Muruzabal	Director
Daniel Houston	Chairman, President and Chief Executive Officer - Principal Financial Group
Deanna D. Strable-Soethout	Executive Vice President/Chief Financial Officer
Dennis Jon Menken	Senior Vice President and Chief Investment Officer - Principal Life Insurance Company
Diane C. Nordin	Director
Ellen Shumway	Senior Executive Managing Director, Global Head of Product and Marketing – Principal Asset Management
George Djurasovic	VP-Principal Asset Management General Counsel
George Maris	Executive Managing Director - CIO and Global Head of Equities
H. Elizabeth Mitchell	Director
J. Scott Boyd	Senior Vice President – Retirement Division
Jill Hittner	Executive Director - Chief Financial Officer, Principal Global Investors
Jocelyn Carter-Miller	Director
Joel M. Pitz	Senior Vice President and Controller
Jon N. Couture	Executive Vice President Principal Global Services and Chief Human Resources Officer
Jonathan S. Auerbach	Director
Justin Lange	Chief Compliance Officer
Kamal Bhatia	Head of Global Investments
Kara M. Hoogensen	Senior Vice President, Benefits & Protection - Head of Workplace Benefits
Kathleen B. Kay	Executive Vice President and Chief Information Officer
Kevin McCullum	Senior Vice President and Chief Risk Officer
Mary E. Beams	Director
Michael Goosay	Executive Managing Director – CIO and Global Head of Fixed Income
Natalie Lamarque	Executive Vice President, General Counsel and Secretary
Nate Schelhaas	Senior Vice President, Benefits & Protection - Head of Business Owner Segment
Noreen Fierro	Senior Vice President and Enterprise Chief Ethics and Compliance Officer
Patrick Halter	Senior Executive Director/Chief Executive Officer & President
Roger C. Hochschild	Director
Scott M. Mills	Director
Srinivas Dharam Reddy	Senior Vice President – Retirement and Income Solutions
Teresa Hassara	Senior Vice President - Workplace Savings and Retirement Solutions
Timothy A. Hill	Senior Vice President, Head of U.S. and Europe Client Group – Principal Asset Management
Todd Everett	Global Head of Private Markets
Todd Jablonski	Chief Investment Officer-Principal Asset Allocation
Vivek Agrawal	Executive Vice President and Chief Growth Officer
Wee Yee (Thomas) Cheong	Executive Vice President, President of Asia

 (34)

RIVER ROAD ASSET MANAGEMENT

The directors and officers of River Road Asset Management have held, during the past two fiscal years, the following positions of a substantial nature.

Elizabeth A. Brenner, PhD, SPHR	Chief Organizational Development Officer
J. Alex Brown	Chief Investment Officer
R. Andrew Beck	Chief Executive Officer & Senior Portfolio Manager
Robert W. Wainwright	Chief Business Development Officer
Thomas D. Mueller, CFA, CPA	Chief Operating Officer & Chief Compliance Officer

(35)

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.,

The directors and officers of Schroder Investment Management North America Inc., have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew Moscow	Head of FIxed Income Mangement SIMNA Ltd
Carin Muhlbaum	Assistant Secretary- SIMNA Inc.
Christopher Neil Taylor	Director- SIMNA Ltd
Janice McCann	Assistant Secretary- SIMNA Inc.
Lance DeLuca	COO Investment SIMNA Ltd
Lisa Hornby	Director - Head of US Multi-Sector Fixed Income
Nick Patnaik	Deputy Chief Compliance Officer SIMNA Inc.
Patricia Woolridge	Secretary-SIMNA Inc.
Paul James Chislett	Director - Global Head of Asset Finance - SIMNA Inc
Philip Gallo	Chief Compliance Officer- SIMNA Inc.
Philip Middleton	Director - CEO of North America
Ryan Chelf	Assistant Secretary- SIMNA Inc.
SchroderCorporateServices Ltd	Secretary- SIMNA Ltd
Tiffani Potesta	Director - Chief Strategy Officer SIMNA Inc.
William Sauer	Officer - Head of Operations, SIMNA Inc.

(36)

T. ROWE PRICE ASSOCIATES, INC.

The directors and officers of T. Rowe Price Associates, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Arif Husain (TRPIL)	Director
Carolyn Hoi Che Chu (TRPHK)	Director
Chit George Chow	Director
Christine Po Kwan To (TRPHK)	Director
David Oestreicher (TRPA, TRPIL, TRPHK, and TRPSING)	Chief Legal Counsel
Denise Elizabeth Thomas (TRPIL)	Director
Dino Capasso (TRPA)	Chief Compliance Officer
Elsie Oi Sze Chan (TRPHK and TRPSING)	Director
Emma Beal (TRPIL)	Director
Eric Veiel (TRPA)	Director
Ernest C. Yeung (TRPHK)	Director
Gavin Hayes (TRPSING)	Director
Jennifer Dardis (TRPA)	Director
Justin Thomson (TRPIL and TRPHK)	Director
Louise Johnson (TRPIL)	Chief Compliance Officer
Riki Chao (TRPHK and TRPSING)	Chief Compliance Officer
Robert Sharps (TRPA)	President and Director
Scott Keller (TRPIL)	President, Chairman of the Board, and Director
Sridhar Nishtala (TRPSING)	Director
Tien Soon Lee (TRPSING)	Director
Wenting Shen (TRPSING)	Director

(37)

TCW INVESTMENT MANAGEMENT COMPANY

The directors and officers of TCW Investment Management Company have held, during the past two fiscal years, the following positions of a substantial nature.

Drew Bowden	Executive Vice President, General Counsel, The TCW Group, Inc.
Eliot P. S. Merrill	Managing Director, The Carlyle Group
Gladys Xiques	Global Chief Compliance Officer, The TCW Group, Inc.
John Redett	Managing Director, The Carlyle Group
Kathryn Koch	President & Chief Executive Officer, The TCW Group, Inc.
Laird R. Landmann	Group Managing Director, Co- Director Fixed Income, The TCW Group, Inc.
Liz Kraninger	Global Co-Chief Operating Officer, The TCW Group, Inc.
Marc I. Stern	Chairman. The TCW Group, Inc.
Melissa Stolfi	Global Co-Chief Operating Officer, The TCW Group, Inc.
Penelope D. Foley	Group Managing Director, Emerging Markets & International Equities Group, The TCW Group, Inc.
Richard Villa	Chief Financial Officer, The TCW Group, Inc.
Rishi Modi	Managing Director, The Carlyle Group
Shinichi Okamoto	Board member, Compensation Committee member and Audit Committee member, Executive Officer and Regional CEO for the Americas and Europe for Nippon Life Insurance Company
Yasuyuki Suzuki	Managing Director, Corporate Management, The TCW Group, Inc.

(38)

THOMPSON, SIEGEL & Walmsley, LLC

The directors and officers of Thompson, Siegel & Walmsley, LLC Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Allan Jay Lo Proto	Perpetual, on TSW Board
Brett P. Hawkins	Chief Investment Officer
Bryan F. Durand	Portfolio Manager
Chris Golden	Perpetual, Senior Manager Compliance and Legal, on TSW Board
Craig Squires	Perpetual, Deputy Chief Operating Officer
J. Shelton Horsley IV	Director of Client Service
Joseph M. VanCaster	Chief Financial Officer
Pieter Van Saun	Chief Operating Officer
Simonne Mosse	Perpetual- Chief Risk and Sustainability Officer, on TSW Board of Directors
W. Winborne Boyles	Chief Compliance Officer

(39)       Wellington Management Company LLP

The directors and officers of Wellington Management Company, LLP have held, during the past two fiscal years, the following positions of a substantial nature.

Erin K. Murphy	Senior Managing Director and Chief Financial Officer, Wellington Management Company LLP
Gregory S. Konzal	Managing Director, Counsel and Head of Legal, Americas, Wellington Management Company LLP
James S. Peterson	Managing Director and Chief Compliance Officer, Wellington Management Company LLP
Jean M. Hynes	Chief Executive Officer, Wellington Management Company LLP
Stephen Klar	President, Wellington Management Company LLP

(40)

Western Asset Management Company, LLC

The directors and officers of Western Asset Management Company, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Arthur T. Spalding	Treasurer and Controller
Connie Fischer	Director of Global Portfolio Operations
Courtney Hoffmann	General Counsel; Secretary; Global Head of Legal and Compliance
Daniel E. Giddings	Assistant Secretary and Global Chief Compliance Officer
David I. Hugh	Global Head of Finance
James W. Hirschmann	Manager – President and Chief Executive Officer, Western Asset (Executive Manager, Chairman)
Jed A. Plafker	Non-Employee Manager – Executive Vice President, Head of Global Distribution, Franklin Templeton (Non-Executive Manager)
Jennifer Johnson	Non-Employee Manager – President, Chief Executive Officer, Franklin Templeton (Non-Executive Manager)
Marzo Bernardi	Director of Global Client Service and Marketing
Matthew Nicholls	Non-Employee Manager – Executive Vice President, Chief Financial Officer, Franklin Templeton (Non-Executive Manager)
Michael C. Buchanan	Manager – Co-Chief Investment Officer, Western Asset (Executive Manager)

(41)

WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC

The directors and officers of William Blair have held, during the past two fiscal years, the following positions of a substantial nature.

Anu Sharma	Executive Committee Member, Head of European Banking
Beth Satterfield	Executive Committee Member, Chief Operating Officer
Brent Walker Gledhill	President and CEO
Cissie Citardi	Executive Committee Member, General Counsel
Matt Zimmer	Executive Committee Member, Global Head of Investment Banking
Mike Trimberger	CFO
Peter Dalrymple	Executive Committee Member, Co-Head of Technology, Investment Banking
Ryan DeVore	Executive Committee Member, Global Head of Private Wealth Management
Stephanie Braming	Executive Committee Member, Head of Investment Management

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company LLC (FMR)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
245 Summer Street
Boston, MA 02210

FMR Investment Management (UK) Limited (FMR UK)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))

Beech Gate Millfield Lane

Lower Kingswood, Tadworth, Surrey

KT20 6RP, United Kingdom

Strategic Advisers LLC
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Company LLC (FDC)
900 Salem Street
Smithfield, RI 02917

Geode Capital Management, LLC (Geode)
100 Summer Street
12th Floor
Boston, MA 02110

Fidelity Management Trust Company
245 Summer Street
Boston, MA 02210

Fidelity Investors Management LLC
245 Summer Street
Boston, MA 02210

Acadian Asset Management LLC
260 Franklin St,
Boston, MA 02110

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

Allspring Global Investments
555 West 5th Street, 5th Floor
Los Angeles, CA 90013

Aristotle Capital Management, LLC
11100 Santa Monica Boulevard, Suite 1700,
Los Angeles, CA 90025

ArrowMark Partners
100 Fillmore Street, Suite 325
Denver, Colorado 80206

Arrowstreet Capital, LP
200 Clarendon Street, 30th Floor
Boston, Massachusetts 02116

Boston Partners Global Investors, Inc.
One Beacon Street
30th Floor
Boston, MA 02108

Brandywine Global Investment Management LLC
1735 Market Street
Suite 1800
Philadelphia, PA 19103

Causeway Capital Management, Inc. (Causeway)
11111 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025

ClariVest Asset Management LLC
3611 Valley Centre Drive, Suite 100
San Diego, CA 92130

D.E. Shaw Investment Management LLC

1166 Avenue of the Americas, Ninth Floor

 New York, NY 10036

FIAM, LLC
900 Salem Street
Smithfield, RI 02917

J.P. Morgan Investment Management Inc.
383 Madison Avenue
New York, NY 10179

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts, 02111

LSV Asset Management
155 North Wacker Drive, Suite 4600
Chicago, IL 60606

MacKay Shields
1245 6th Avenue
New York, NY 10105

MFS Investment Management
111 Huntington Avenue
Boston, Massachusetts, 02199

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

PineBridge Investments LLC
Park Avenue Tower
65 E 55th St., 6th Floor
New York, NY 10022

Portolan Capital Management, LLC
Two International Place, 26th Floor
Boston, Massachusetts 02110

PGIM, Inc.
655 Broad Street
Newark, NJ 07102

Principal Global Investors, LLC
801 Grand Avenue
Des Moines, IA 50392

River Road Asset Management

462 S 4th Street

Louisville, KY 40202

Schroder Investment Management North America Inc.
7 Bryant Park,
New York, New York,

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202

TCW Investment Management Company

865 South Figueroa Street

Suite 1800

Los Angeles, CA 90017

Thompson, Siegel & Walmsley, LLC
6641 West Broad Street, Suite 600
Richmond, Virginia 23230

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

William Blair & Company, LLC
150 North Riverside Plaza
Chicago, IL 60606

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Company LLC (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Robert Adams	Chief Operating Officer	None
Robert F. Bachman	Executive Vice President and Director (2023)	None
Dalton Gustafson	President and Director (2023)	None
Natalie Kavanaugh	Chief Legal Officer	None
Michael Lyons	Chief Financial Officer	None
John McGinty	Chief Compliance Officer	None
Timothy Mulcahy	Director	None
John Slyconish	Treasurer	None
Natalie Kavanaugh	Secretary	None
Lisa D. Krieser	Assistant Secretary	None
Michael Shulman	Assistant Treasurer (2022)	None

*  900 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Strategic Advisers LLC and Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, The Bank of New York Mellon, 1 Wall Street, New York, NY and State Street Bank & Trust Company, 1 Lincoln Street, Boston, MA. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

Item 34.

Management Services

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 123 & 126 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 3rd day of May 2024.

Fidelity Rutland Square Trust II
By	/s/Heather Bonner Heather Bonner, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Heather Bonner Heather Bonner		President and Treasurer (Principal Executive Officer)	May 3, 2024

/s/John J. Burke III		Chief Financial Officer	May 3, 2024
John J. Burke III		(Principal Financial Officer)

/s/Mary C. Farrell	*	Trustee	May 3, 2024
Mary C. Farrell

/s/Karen Kaplan	*	Trustee	May 3, 2024
Karen Kaplan

/s/Christine Marcks	*	Trustee	May 3, 2024
Christine Marcks

/s/Charles S. Morrison	*	Trustee	May 3, 2024
Charles S. Morrison

/s/Nancy Prior	*	Trustee	May 3, 2024
Nancy Prior

/s/Harold Singleton III	*	Trustee	May 3, 2024
Harold Singleton III

/s/Heidi L. Steiger	*	Trustee	May 3, 2024
Heidi L. Steiger

*	By:	/s/Megan C. Johnson
Megan C. Johnson, pursuant to a power of attorney dated January 1, 2024 and filed herewith.

POWER OF ATTORNEY

We, the undersigned Trustees of Fidelity Rutland Square Trust II (the “Trust”), pursuant to the authority granted to the Trust’s Board of Trustees in Section 4.01(l) of Article IV of the Trust’s Trust Instrument dated March 8, 2006, hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and on our behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 2024.

WITNESS our hands on this first day of January, 2024.

/s/Mary C. Farrell	/s/Nancy Prior
Mary C. Farrell	Nancy Prior

/s/Karen Kaplan	/s/Harold Singleton III
Karen Kaplan	Harold Singleton III

/s/Christine Marcks	/s/Heidi L. Steiger
Christine Marcks	Heidi L. Steiger

/s/Charles S. Morrison
Charles S. Morrison